UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☑	Definitive Proxy Statement
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Rockwell Automation, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2026

Notice of Annual
Meeting and Proxy
Statement

February 10, 2026
5:30 P.M. CST

MESSAGE FROM OUR CHAIRMAN,
PRESIDENT AND CHIEF EXECUTIVE OFFICER

BLAKE D. MORET CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER	“ROCKWELL IS WELL POSITIONED FOR SUSTAINED MARKET-LEADING GROWTH AND PROFITABILITY AS WE BUILD ON THIS SUCCESS FOR FISCAL YEAR 2026 AND BEYOND.”

Dear Fellow Shareowners:

2025 was an important year in Rockwell’s journey, as we took steps to integrate new capabilities and operating discipline into our everyday activities and our culture. During the previous five years we added new capabilities such as cloud-native software and digital services, while dealing with external challenges such as the pandemic and supply chain shortages. A year ago I stated, “we have reason to be optimistic, even excited, as we enter 2025”, and this proved to be true. During the year we returned to year-over-year growth while integrating our new capabilities and operationalizing our productivity efforts. The result was increased customer value and market-beating financial performance. Rockwell is well positioned for sustained market-leading growth and profitability as we build on this success for fiscal 2026 and beyond.

The long-term growth framework that we released in November of 2023 is intact, and I’m encouraged by the progress we’ve made in each area – faster secular growth, share growth and expansion of our served market, growth of profitable ARR, and acquisitions.

We are fundamentally an organic growth story. We’re in an attractive market with durable secular drivers as people around the world are recognizing the importance of manufacturing.

The strategic importance of investing in advanced manufacturing capabilities and capacity is especially important as a complement to labor in high-cost countries such as the United States. And the additional investment in American manufacturing naturally accrues at a greater rate to Rockwell, as we have the largest installed base, the best partners, the highest share, and the deepest relationships. Quite simply, Rockwell is the most widely used technology in U.S. manufacturing.

We had steady orders associated with new domestic capacity in fiscal year 2025. They were higher than they were in 2024, and we expect new capacity orders to grow strong double digits in fiscal year 2026.

We’re making good progress on the business-specific targets for operating margin that we introduced in 2023. We took significant costs out in fiscal 2024, to both align with the business conditions at the time and to create a strong foundation for future performance. In 2025 we continued to reduce costs, and we operationalized these activities as part of the Rockwell Operating Model. We’re going to meet the current margin targets primarily by reducing the price paid for direct material, converting incremental sales into profit at a high level, thoughtfully managing our people costs, and realizing price.

The responsible application of artificial intelligence will also yield increasing benefits. For customers, I see AI as a way to simplify the business of moving factories from automation to autonomy. We are already offering AI in our design tools, control systems, mobile robots, and information management software. Internally, AI will yield quick benefits to existing tasks in our business segments and functional areas, and it will help us re-architect processes for substantial longer-term savings. For instance, we are already generating thousands of lines of code with the assistance of generative AI. Software engineers are endorsing the approach as a way to be more productive with best-in-class tools in a modern development environment.

We recently announced our own $2 billion investment over the next five years to modernize infrastructure, grow talent, and enhance our digital infrastructure. These initiatives are now underway and will unlock future growth and margin expansion, with the U.S. as the primary beneficiary.

Expanding margins as we outgrow the market is an important rallying cry for the team, but the benefits of operational excellence will also show up in our free cash flow conversion and return on invested capital. We continue to make progress in reducing our cash conversion cycle, and our refreshed set of acquisition priorities has the common theme of accelerating value to customers, partners, and shareowners.

Our new CFO is adding valuable new perspectives to our growth and margin expansion efforts, and all members of my staff are fully engaged in the work to increase our operating excellence. We have a great leadership team. They continue to bring a diverse set of points of view to bear on our challenges and opportunities, but with remarkable alignment on purpose. Our employees, partners, and customers all feel it.

I’m very proud of the way our 26,000 employees have risen to the challenge of executing our strategic imperatives in the face of volatility and uncertainty. They prove, time and again, how we are uniquely positioned as the world’s largest pure play devoted exclusively to industrial automation and digital transformation.

The shared objectives with our partners, and the trust that’s been built over decades, are also meaningful. Our strong partnerships are an integral and intentional part of our culture. They add value to end customers and shareowners by allowing Rockwell to focus on our most differentiated activities.

Our Board of Directors continues to provide strong governance. Directors are proud to be a part of Rockwell’s journey, and actively participate in strategy review, risk management, and leadership development activities. As with management, our Board includes an effective mix of long-time Directors and newer voices that are well-suited to provide guidance for today’s challenges and tomorrow’s opportunities. Importantly, the management team recognizes the strong blend of capabilities that the Board possesses as we work together to execute Rockwell’s strategy.

We will continue to integrate our broad existing offering, combining traditional sources of value with new ways to win as we expand our served market and grow share. We will continue to realize significant year-over-year productivity as we expand operating margins. And we will do this while also strengthening Rockwell’s culture as we prepare for the next decade and beyond. To be sure, there remain plenty of opportunities for continued improvement, but I believe there is nobody better positioned than Rockwell to meet these challenges and to outperform in the years ahead.

BLAKE D. MORET

Chairman, President and Chief Executive Officer

NOTICE OF 2026 ANNUAL MEETING OF SHAREOWNERS

NOTICE OF 2026 ANNUAL MEETING OF SHAREOWNERS

DATE AND TIME: Tuesday, February 10, 2026 5:30 p.m. CST	LOCATION: Rockwell Automation Global Headquarters 1201 South Second Street Milwaukee, Wisconsin 53204	RECORD DATE: December 15, 2025

TO THE SHAREOWNERS OF ROCKWELL AUTOMATION, INC.

You are cordially invited to attend our 2026 Annual Meeting of Shareowners on Tuesday, February 10, 2026, at 5:30 p.m. (Central Standard Time). This meeting will be held at our Global Headquarters, 1201 South Second Street, Milwaukee, Wisconsin USA for the following purposes:

ITEMS OF BUSINESS
PROPOSALS		VOTE RECOMMENDATIONS	FOR FURTHER DETAILS
1	To elect as directors the three nominees named in the accompanying proxy statement;	“FOR” each nominee	See page 23
2	To approve on an advisory basis the compensation of our named executive officers;	“FOR”	See page 32
3	To approve the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026;	“FOR”	See page 64
4	To vote on a proposal to approve the Rockwell Automation, Inc. 2026 Long-Term Incentives Plan;	“FOR”	See page 67

and to transact such other business as may properly come before the meeting.

WHO MAY VOTE

You may vote if you were a shareowner of record at the close of business on the December 15, 2025 record date.

IMPORTANT MEETING INFORMATION

You will find information about the business to be conducted at the meeting in the attached proxy statement. At the meeting you will have a chance to ask questions of general interest to shareowners. You can read about our performance in the accompanying 2025 Annual Report on Form 10-K. In addition, we make available on our Investor Relations website at https://ir.rockwellautomation.com/investors a variety of information for investors.

Your vote is important to us. Whether or not you plan to attend the meeting, it is important that your shares are represented and voted. We encourage you to vote before the meeting by returning your proxy card or voting via the internet or by telephone. If you decide to attend the meeting, you will still be able to vote in-person during the meeting, even if you previously submitted your proxy. If you plan to attend the meeting, please follow the advance registration instructions on the inside back cover page of this proxy statement to obtain an admission card.

DISTRIBUTION

We are furnishing our proxy materials to our shareowners over the internet using “Notice and Access” delivery. This method reduces the environmental impact of our annual meeting. Certain shareowners will receive a printed copy of our proxy materials.

By order of the Board of Directors,

REBECCA W. HOUSE

Senior Vice President, Chief People & Legal Officer and Corporate Secretary

December 22, 2025

YOUR VOTE IS IMPORTANT!

HOW TO CAST YOUR VOTE:

You can vote by any of the following methods:

INTERNET

(www.proxyvote.com)
until February 9, 2026

BY TELEPHONE

(1-800-690-6903)
until February 9, 2026

BY MAIL

Complete, sign and return
your proxy by mail
by February 4, 2026

IN-PERSON

In-person at the Annual Meeting.*

Note: The Board of Directors solicits votes by the execution and prompt return of the accompanying proxy in the enclosed return envelope or by use of the Company’s telephone or internet voting procedures.

* If you are voting in-person at the Annual Meeting, you must provide proof of ownership. If you are a shareowner of record, your admission card will serve as proof of ownership. If you hold your shares through a broker, nominee, or other intermediary, you must bring proof of ownership to the meeting.

PROXY SUMMARY

BOARD AND GOVERNANCE HIGHLIGHTS

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

1
Election as directors of the three nominees named in this proxy statement

The Board recommends a vote FOR each Director nominee. See page 23

BOARD AND GOVERNANCE HIGHLIGHTS

Board Independence/Structure

●	10 of our 11 Board members are independent
●	Lead Independent Director
●	Committees are fully independent
●	Director term limits and mandatory retirement policy
●	Balanced director tenure with 5 directors with 6 years or less of service
●	Balanced director age with 5 directors who are 60 years old or younger
●	Diverse Board

Board Performance

●	Annual Board, committee, and individual director evaluations
●	Effective shareowner outreach and engagement practices
●	Regular Board refreshment
●	Focus on management development and succession planning
●	No employment agreements with NEOs

Board and Committee Practices

●	Oversight of strategy and risk management
●	Stock ownership requirements for officers and directors
●	No hedging and restrictions on pledging
●	Executive Board sessions without the presence of management
●	Recoupment policy and clawback agreements

Shareowner Rights

●	Proxy access to shareowners
●	No multiple voting rights, enhanced voting rights, or non-voting shares
●	Shareholder rights to call special meetings
●	Plurality vote with director resignation for failure to receive a majority of votes cast in uncontested elections

This proxy statement and the accompanying proxy are furnished in connection with the solicitation by our Board of Directors (our Board) of proxies to be used at the Annual Meeting of Shareowners of Rockwell Automation on February 10, 2026 (the Annual Meeting) and at any adjournment of the Annual Meeting. We will refer to the company in this proxy statement as “we,” “us,” “our,” the “Company,” or “Rockwell Automation.”

This proxy statement includes statements related to the expected future results of the Company and are therefore forward-looking statements. Actual results may differ materially from those projections due to a wide range of risks and uncertainties, including those listed in our SEC filings. This proxy statement and form of proxy are being distributed or made available to shareowners beginning on or about December 22, 2025.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT     1

PROXY SUMMARY

BOARD AND GOVERNANCE HIGHLIGHTS

SUMMARY OF BOARD COMPOSITION

The following chart highlights Board composition and certain key attributes of our director nominees and continuing directors on the Board. Additional information about each director’s experience and qualifications is set forth in their profiles. Donald Parfet, a current director, notified the Board that he will be retiring immediately prior to the Annual Meeting and will not be running for re-election. Accordingly, he is not included in the information below.

				Committee Membership
Name and Principal Occupation	Age	Director Since	Independent	Audit	Compensation and Talent Management	Board Composition and Corporate Governance	Technology
WILLIAM P. GIPSON Retired President Enterprise Packaging Transformation and Chief Diversity and Inclusion Officer, The Procter & Gamble Company	68	2020
ALICE L. JOLLA Chief Accounting Officer and Corporate Vice President, Corporate Finance and Services, Microsoft Corporation	60	2023
JAMES P. KEANE Retired President and Chief Executive Officer, Vice Chair, Steelcase Inc.	66	2011
TIMOTHY M. KNAVISH Chairman of the Board and Chief Executive Officer, PPG Industries, Inc.	60	2024
BLAKE D. MORET Chairman of the Board, President and Chief Executive Officer, Rockwell Automation, Inc.	63	2016
PAM MURPHY Former Chief Executive Officer, Imperva, Inc.	52	2019
LISA A. PAYNE Former Vice Chairman and Chief Financial Officer, Taubman Centers, Inc.	67	2015
THOMAS W. ROSAMILIA Retired Senior Vice President, IBM	64	2016
ROBERT W. SODERBERY President and Chief Executive Officer, Diligence Machines, Inc.	59	2022
PATRICIA A. WATSON Retired Chief Information and Technology Officer, NCR Atleos Corporation	59	2017

Chair	Member

2     ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

PROXY SUMMARY

BOARD AND GOVERNANCE HIGHLIGHTS

DIRECTOR NOMINEES AND CONTINUING DIRECTOR HIGHLIGHTS

AGE	TENURE	GENDER AND ETHNICITY

DIRECTOR EXPERIENCE	ATTENDANCE RATE PER DIRECTOR IN FY25

9 directors attended every meeting 1 director missed one committee meeting

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT     3

PROXY SUMMARY

EXECUTIVE COMPENSATION

2
Advisory vote to approve the compensation of our named executive officers

The Board recommends a vote FOR this proposal. See page 32

EXECUTIVE COMPENSATION

Our compensation philosophy is designed to attract, retain, and motivate the high caliber executive talent necessary to deliver long term and sustained performance to our shareowners, customers, and other stakeholders. The philosophy is implemented through our executive compensation programs that provide flexible and effective total compensation opportunities relative to our corporate performance and are aligned with shareowner interests as discussed further in the Compensation Discussion & Analysis section. Our executive compensation program includes:

Type	Element	Link to Shareowner Value	Key Features
	Base Salary	Provide market competitive cash compensation to attract and retain the best executive talent.	● Merit increases are reviewed annually, generally effective in January. ● Competitive pay based on market median, scope, experience, individual performance, and internal alignment.
	Annual Incentive	Promote, incentivize, and reward achievement of key strategic and financial performance measures.
●

NEO target award based on scope of role and responsibilities, market median, experience, individual performance, and internal alignment.

●

Cash payout based on performance against four key financial goals, plus or minus adjustments up to 10% of target incentive for performance against strategic culture goals, and payout modifiers based on performance to individual, team, segment, or Company goals.

●

Actual payouts can range from zero to 200% of target incentive.

	Long-term Incentives	Performance Shares (40%) Align interests of executives with those of our shareowners by motivating and rewarding achievement of shareowner value.
●

Stock-based incentive that, if earned, vests after three years based on Total Shareowner Return (TSR) performance relative to S&P 500 Selected GICS Groups (Capital Goods, Software & Services, Technology, Hardware, & Equipment).

●

Actual payouts can range from zero to 200% of target incentive.

		Stock Options (30%) Promote long-term value-creating actions necessary to increase the market value of our stock, as award only provides value if our stock price appreciates.	● Stock-based incentive that vests over three years in three equal annual instalments. ● Appreciation can be realized during the ten-year life of the award.
		Restricted Stock Units (30%) Promotes long-term retention, stock ownership, and alignment to shareowner interests.	● Stock-based incentive that vests over three years in three equal annual instalments.

4     ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

PROXY SUMMARY

EXECUTIVE COMPENSATION

The performance metrics included within our incentive plans are aligned with shareowner interests with a strong focus on profitability, growth, cash generation, and strategic goals that deliver shareowner value.

Rockwell Automation has a long-standing and strong orientation toward pay for performance in its executive compensation program. We maintain this orientation throughout economic cycles that may cause fluctuation in our operating results and compensation outcomes. The fiscal 2025 compensation of our NEOs, as explained in the Fiscal 2025 Compensation Decisions section below, aligns with our annual and long-term performance and shareowners’ interests including:

●	No change in base salary for our NEOs during fiscal 2025 consistent with our focus on cost reduction and margin expansion actions that began in 2024.
●	For fiscal 2025, participants in our annual incentive plan, including our NEOs, earned an annual incentive payout of 95.7%, reflecting strong performance against our financial targets and strategic goals. This includes exceeding our productivity target for the full fiscal year and mitigating the impact of tariffs on Adjusted EPS.
●	TSR performance for the period October 1, 2022 through September 30, 2025 at the 35th percentile of our comparator group resulting in 70% of target performance shares granted on December 9, 2022 being earned.

3
Vote to approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026

The Board recommends a vote FOR this proposal. See page 64

4
Approval of our 2026 Long-Term Incentives Plan

The Board recommends a vote FOR this proposal. See page 67

We ask our shareowners to approve our 2026 Long-Term Incentives Plan, which was approved by our Board on October 30, 2025, subject to approval of our shareowners. The complete text of the 2026 Plan is set forth in Appendix A to this proxy statement. Our principal reason for adopting the plan is to make additional shares of common stock available for equity incentive awards for employees and directors. We believe it is important for our employees and directors to have equity incentives directly linked to Company performance and the creation of shareowner value and for the interests of our employees and directors to be aligned with those of our shareowners.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT     5

CORPORATE GOVERNANCE

LEAD INDEPENDENT DIRECTOR LETTER

CORPORATE GOVERNANCE

LEAD INDEPENDENT DIRECTOR LETTER

JAMES P. KEANE LEAD INDEPENDENT DIRECTOR	“WE ARE CONFIDENT THAT OUR GOOD GOVERNANCE PRACTICES HELP US SAFEGUARD SHAREOWNER INTERESTS AND DRIVE LONG-TERM SHAREOWNER VALUE.”

Dear Fellow Shareowners:

On behalf of the Board of Directors, thank you for your investment in Rockwell Automation and the trust you place in us. Serving as Lead Independent Director is a privilege, and I am proud to work alongside a group of highly qualified and diverse Directors who are committed to strong governance and long-term value creation. In my role, I work closely with the Chairman and CEO to ensure the Board is focused on the right issues and that we maintain open communication with the management team.

Our Board’s primary responsibility is to oversee the work of the management team and ensure that Rockwell Automation operates with integrity, transparency, and accountability. We are confident that our good governance practices help us safeguard shareowner interests and drive long-term shareowner value. This year, the Board focused on several key areas:

●	Strategic Oversight: The Board supported the management team through dynamic market conditions and focused on initiatives to drive sustainable growth and innovation. From navigating an evolving macro-economic environment, including changes in tariff policy, to addressing increasing cybersecurity threats and the evolving risks and opportunities associated with artificial intelligence, the Board remained engaged and informed through regular updates from the management team. Our four-committee structure, which includes a Technology Committee in addition to Audit, Board Composition & Corporate Governance, and Compensation & Talent Management Committees, allows the Board to spend time on the most important topics to ensure we are delivering on our strategy and managing enterprise risks. Our Board is committed to staying informed about evolving market and technology trends, including through annual attendance at Automation Fair. In addition, this year several directors visited our Singapore operations, where they met with our Asia Pacific business leaders and saw how our technology, including production design, end-to-end production logistics, and unified robotics control, is bringing the factory of the future to life in our manufacturing facility.

●	Board Refreshment and Diversity: The Board is focused on ensuring we have directors with a balanced mix of skills, experiences, and perspectives to strengthen decision-making and align with the Company’s evolving strategy. Don Parfet will retire from the Board immediately prior to the Annual Meeting after 17 years of distinguished service. His leadership, including service as Lead Independent Director for 7 years, and deep experience have been invaluable, particularly to new Board members. We extend our sincere gratitude to Don for his unwavering dedication and contributions throughout his tenure. His commitment to governance excellence leaves a lasting mark on the Board.

●	Leadership Development: The Board continues to prioritize leadership development across the Company. This year we took additional steps to engage with talent at all levels, including meeting with leaders of employee resource groups and spending time with high potential leaders who participated in the Company’s Leadership Transformation program. These were in addition to our regular and ongoing review of senior leadership performance and development. We are excited about the depth and strength of leadership at Rockwell Automation, and are confident that we are attracting, retaining, and developing the talent needed to deliver the Company’s strategy now and into the future.

●	Shareowner Engagement: We maintain a robust process for engaging with shareowners and value your feedback on governance and strategic priorities. Your input informs many of our practices and helps shape our approach to long-term value creation.

We are committed to continuously earning your trust as we deliver superior long-term shareowner value. Thank you again for your confidence and investment in Rockwell Automation.

Jim Keane

Lead Independent Director

6     ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD’S ROLE AND RESPONSIBILITIES

BOARD’S ROLE AND RESPONSIBILITIES

OVERVIEW

The Board is responsible for overseeing the business and affairs of the Company, including corporate governance, corporate responsibility, business strategy, enterprise risk, cybersecurity, business performance, capital management, executive compensation, and human capital management which also includes succession planning and development of the executive management team. The Board is focused on helping the Company achieve long-term value creation for its shareowners and other stakeholders and maintaining the Company’s strong commitment to integrity and ethical conduct in all of the Company’s relationships and business transactions.

BOARD’S ROLE IN RISK OVERSIGHT

The Board provides oversight of management’s enterprise risk management program and reviews significant risks through both the whole Board and its Committees. Our Annual Report on Form 10-K for the year ended September 30, 2025 contains a detailed description of the most significant enterprise risks that we face.

BOARD RESPONSIBILITY

The Board has primary responsibility for oversight of the Company’s enterprise risk management program. The standing Committees of the Board address the risks related to their respective areas of oversight. Our risk oversight is aligned with the Board’s oversight of the Company’s strategies and business plans. Thus, the Board ordinarily receives reports on the risks implicated by the Company’s strategic decisions concurrent with the deliberations leading to those decisions. In addition, the full Board annually receives an update on the enterprise risk management program and receives reports from management on enterprise risks that are not specifically assigned to a Committee.

In general, the Committees oversee the following risks:

AUDIT COMMITTEE
●
Responsible for reviewing the overall guidelines and policies that govern our process for risk assessment and management
●
Provides oversight regarding financial risks
●
Receives regular reports on management policies and practices relating to the Company’s financial statements and the effectiveness of internal controls over financial reporting and information systems including cybersecurity and related disclosure obligations
●
Receives regular reports from the Company’s independent auditor and internal audit team, as well as the Chief Legal Officer, the Chief Compliance Officer, and the Ombuds, regarding legal and compliance risks

COMPENSATION AND TALENT MANAGEMENT COMMITTEE
●
Considers the risk implications of the incentives created by our compensation programs
●
Oversees risk implications for our strategies and initiatives relating to talent management

TECHNOLOGY COMMITTEE
●
Oversees risks related to technology, information security, product and service security, software, and emerging technologies
●
Conducts an annual review of the cybersecurity risks associated with product and service security and secure development environments, including a detailed review of management action plans to address any audit findings relating to those risks

BOARD COMPOSITION AND CORPORATE GOVERNANCE COMMITTEE
●
Oversees governance-related risks, including conflicts of interest, director independence, Board and Committee structure and performance, and Code of Conduct matters, including for senior executives and directors
●
Oversees risk implications of policies and practices concerning corporate responsibility and culture, including diversity and inclusion, safety and environmental protection, climate change, community engagement, and sustainability

MANAGEMENT RESPONSIBILITY

The responsibility for managing risk rests with executive management. Management periodically reports to the Board regarding the system that is used to assess, manage, and monitor risks. Management also reports to the Board on the risks it has assessed to be the most significant, together with management’s plans to mitigate those risks. Executive officers are assigned responsibility for managing the risks deemed most significant.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT     7

CORPORATE GOVERNANCE

BOARD’S ROLE AND RESPONSIBILITIES

BOARD’S ROLE IN MANAGEMENT SUCCESSION PLANNING

Our Board considers succession planning and development to be a critical part of the Company’s long-term strategy. The Board oversees CEO and senior management succession and development plans, and at least annually it reviews senior management succession and development plans with our CEO. With regard to CEO succession planning, the Board regularly discusses potential CEO candidates and their development and preparedness. The Board also takes an active role in the oversight of overall talent management and has opportunities to engage with high potential and emerging leaders and interact with and assess talent throughout the organization.

Committees of the Board also have oversight responsibility for topics related to succession planning. The Board Composition and Corporate Governance Committee defines the skills, attributes, and other criteria to be used for succession plans for the CEO. The Compensation and Talent Management Committee oversees the succession and development of other senior management as well as the Company’s management strategies and initiatives relating to talent management and employee engagement.

BOARD’S ROLE IN CYBERSECURITY AND AI OVERSIGHT

The Board takes threats to cybersecurity seriously. We invest significant resources in protecting the Company’s systems and data and do so in alignment with industry standards, frameworks, and guidelines. The Company’s cybersecurity program is led by our Chief Information Security Officer who leads a team that is responsible for executing cybersecurity strategy, to support risk management, and to protect Company systems, products, and employee and customer information. See Part I, Item 1C of the Company’s Annual Report on Form 10-K for fiscal year 2025 for additional discussion regarding the Company’s risk management and strategy of cybersecurity risks.

Cybersecurity oversight by the Board of Directors is shared between the full Board, the Audit Committee, and the Technology Committee. The full Board of Directors receives periodic updates on the cybersecurity threat landscape, recent cybersecurity events, our cybersecurity strategy, and cybersecurity program priorities. The Audit Committee receives updates on information security, including internal controls and external reporting processes. The Audit Committee also receives updates from the Disclosure Committee with respect to cybersecurity incidents reviewed by the Disclosure Committee. The Technology Committee works with management to understand cybersecurity risks related to product and services and the steps management has taken to monitor and control such risks.

The Company has established an artificial intelligence (AI) governance framework that includes three components: (1) an AI Governance Council that evaluates how to enable the use and development of AI tools by employees, (2) a risk assessment that must be completed for all potential AI systems, and (3) AI standards and policies that must be followed.  The Board, both as a whole and through the Technology Committee, oversees these efforts.  During fiscal year 2025, the Board received regular updates from management on the Company’s AI governance and strategy.

BOARD’S ROLE IN ENVIRONMENTAL, SOCIAL, AND GOVERNANCE MATTERS

Corporate responsibility and sustainability are important priorities for the Board and the Company. We have a strong commitment to being an ethical and responsible company acting with integrity and respect for each other, our communities, and the environment, which starts with the tone set by the Board. We adhere to a Code of Conduct that applies to all employees and directors. The Code of Conduct is based on principles and laws that guide the decisions and actions of our employees.

Sustainability is central to our mission to make our customers more resilient, agile, and sustainable by delivering industrial automation and digital transformation solutions that simplify complex challenges. We have long understood that sustainability is a key imperative for our business and our stakeholders, and we continuously adapt our sustainability approach to meet new challenges and make a meaningful, lasting difference in the world. We encourage you to review our annual Sustainability Report to learn more about Rockwell’s environmental, social, and governance priorities and progress.

Our sustainability priorities are focused on driving three outcomes:

●	Sustainable Customers – enable our customers to achieve their own sustainability goals, making a positive impact on the world
●	Sustainable Company – create innovative, sustainable products and solutions and foster a culture that empowers employees to operate safely, sustainably, and responsibly
●	Sustainable Communities – support the communities in which we live and work, having an impact that extends beyond our own organization

8     ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD’S ROLE AND RESPONSIBILITIES

The Board has primary responsibility for oversight of sustainability across our environmental, social, and governance priorities:

ENVIRONMENT

We are committed to environmental stewardship within our own operations and across our entire value chain. We prioritize:

●	Energy and emissions management
●	Product design for sustainability
●	Responsible supply chain

SOCIAL

Our people set us apart. By coming together to create a culture that enables and inspires great employees to do their best work, we are expanding human possibility. We prioritize:

●	Talent and culture
●	Diversity and inclusion
●	Developing high performing teams
●	Occupational health and safety

GOVERNANCE

Our commitment to integrity defines who we are and how we act. We do what we say we will, always honestly and ethically. We prioritize:

●	Ethics and compliance
●	Cybersecurity
●	Product quality and safety
●	Enterprise risk management
●	Corporate governance

The standing Committees address specific environmental, social, and governance matters related to their respective areas of oversight. In relation to human capital management in particular, the standing Committees of the Board address the risks related to their respective areas of oversight as outlined below.

BOARD OVERSIGHT OF HUMAN CAPITAL MANAGEMENT

Area		Committee
Employee Well-Being and Safety

●  We strive for zero workplace injuries and illnesses and operate in a manner that recognizes safety as fundamental to the Company being a great place to work.

●  We offer benefits and programs that focus on holistic well-being, including physical, mental, and financial health.

● Board Composition and Corporate Governance ● Compensation and Talent Management
Ethics and Compliance	● It is critical that all our employees let integrity guide every action, constantly adhering to our Company’s Code of Conduct, so we win the right way.	● Board Composition and Corporate Governance ● Audit
Talent/Workforce Management

●  The strategic management of talent means we hire and retain the right talent, both for immediate needs and for meeting the requirements of future business strategies. We foster this management with programs that focus on:

●  Acquiring and retaining the best talent for our business needs;

●  Talent development and training; and

●  Succession planning for senior management.

● Compensation and Talent Management ● Technology
CEO Succession Planning	● We define the necessary skills and attributes of the CEO based on the Company’s short and long-term strategy. ● We regularly review CEO succession plans, including emergency CEO succession.	● Board Composition and Corporate Governance
Culture	● Our high performance culture is the foundation for accelerating our profitable growth. At Rockwell, we focus on four tenets of our culture: strengthen our commitment to integrity, diversity, and inclusion, be willing to compare ourselves to the best alternatives, increase the speed of decision making, and have a steady stream of fresh ideas.	● Board Composition and Corporate Governance
Diversity and Inclusion	● Our diverse and inclusive culture allows us to fully leverage innovation and teamwork while delivering our commitments to employees, customers, and shareowners. We provide all employees with access to opportunities that help them grow, lead, and reach their potential.	● Board Composition and Corporate Governance ● Compensation and Talent Management
Employee Engagement	● We want to be a place where employees are enabled and inspired to do their best work, which is why we measure employee engagement and enablement to remove barriers, take rapid action, and improve employee experience.	● Board Composition and Corporate Governance ● Compensation and Talent Management

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT     9

CORPORATE GOVERNANCE

SHAREOWNER ENGAGEMENT

Area		Committee
Succession Planning for Senior Leaders	● We focus on leadership development to ensure we are building the necessary skills and talent for the future. ● We actively manage the pipeline of key Company talent.	● Board Composition and Corporate Governance ● Compensation and Talent Management
Executive Compensation

Our executive compensation program is designed to:

●  Motivate executives to create shareowner value;

●  Attract and retain executive talent; and

●  Balance rewards based on performance from our financial results and strategic goals with appropriate risk-taking.

● Compensation and Talent Management
Total Rewards - Broader Workforce	● We are committed to providing competitive compensation, benefits, and well-being programs to ensure we attract, motivate, and retain talent across our global workforce.	● Compensation and Talent Management

SHAREOWNER ENGAGEMENT

We believe that effective corporate governance should include regular engagement with our shareowners. We are committed to fostering strong relationships with constructive conversations and an open dialogue with shareowners through our ongoing program of outreach that is management-led and overseen by the Board. During the fall, we invite our largest shareowners (excluding brokerage accounts) to discuss our environmental, social, and governance practices and executive compensation program. We also solicit input on topics of importance to our shareowners. We conduct additional outreach with our largest shareowners during the proxy season, with post-annual meeting follow-up as appropriate. In addition, throughout the year our Investor Relations team along with our CEO, CFO, and other senior leaders frequently engage with our shareowners.

In the fall of 2025, we invited our top 25 shareowners representing approximately half of our outstanding shares to engage in discussions. We received feedback from shareowners representing 36.4% of our outstanding shares. Our discussions focused on environmental, social, and governance initiatives, practices, and trends, including sustainability practices and opportunities, board governance, diversity and inclusion, and our executive compensation program. We also discussed other topics important to our shareowners.

Shareowner feedback from our outreach calls and any shareowner letters that we receive are presented to and discussed with the Board. The Board values the views of shareowners and considers shareowner feedback in establishing and evaluating appropriate policies and practices. Acting in line with shareowner feedback and other input, in the past our Board proactively adopted a proxy access by-law and enhanced our proxy statement disclosures relating to director skills, Board processes, environmental, social, and governance matters, and the Audit Committee’s review of auditor tenure and rotation.

We believe that regular engagement with our shareowners helps to strengthen our relationships with shareowners, helps us to better understand shareowner views on our environmental, social, and governance practices and initiatives, and provides us with insights into environmental, social, and governance and compensation topics and trends.

10   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

CORPORATE GOVERNANCE

COMMUNICATIONS TO THE BOARD AND OMBUDS

COMMUNICATIONS TO THE BOARD AND OMBUDS

Shareowners and other interested parties may send communications to the Board, an individual director, the Lead Independent Director, the non-management directors as a group, or a Board Committee at the following address:

Rockwell Automation, Inc.

c/o Corporate Secretary
1201 South Second Street
Milwaukee, Wisconsin 53204, USA

Attn: Board of Directors

The Secretary will receive and process all communications before forwarding them to the addressee. The Secretary will forward all communications unless the Secretary determines that a communication is a business solicitation or advertisement, or requests general information about us.

In accordance with procedures approved by the Audit Committee, concerns about accounting, internal controls, or auditing matters should be reported to the Ombuds as outlined in our Code of Conduct, which is available on our website at https://www.rockwellautomation.com/en-us/company/investor-relations/governance/governance-documents.html. The Code of Conduct is also available in print to any shareowner upon request. The Ombuds and Chief Compliance Officer are required to report promptly to the Audit Committee all reports of questionable accounting or auditing matters that the Ombuds receives and all matters involving allegations of a serious violation of the Code of Conduct by a senior executive or director that the Chief Compliance Officer receives. You may contact the Ombuds by addressing a letter to:

Ombuds

Rockwell Automation, Inc.

1201 South Second Street

Milwaukee, Wisconsin 53204, USA

You may also contact the Ombuds by:

●	Telephone: +1 (800) 552-3589 (US only)
●	E-mail: ombuds@rockwellautomation.com

To access Rockwell’s online reporting tool or phone numbers available outside the U.S., both of which can be used anonymously, go to: https://rockwellautomation.ethicspoint.com.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   11

CORPORATE GOVERNANCE

BOARD STRUCTURE

BOARD STRUCTURE

LEADERSHIP STRUCTURE

The Board takes a flexible approach to its leadership structure, allowing it to adapt its structure depending on current circumstances. The Board reviews its leadership structure at least annually and will vary that structure to ensure effective oversight and operations. The Board regularly evaluates whether to separate or combine the roles of Chairman and CEO, and the leadership structure depends on the current performance of the Company and the experience and knowledge of the CEO. Currently, the Board has combined the roles of Chairman and CEO, and Mr. Moret serves in both capacities. The Board believes that this structure enhances overall Board effectiveness and interaction with management, and provides the Company with strong, clear leadership and strategic vision.

The Board believes that a unified leadership structure continues to work well and is the right model for us to successfully execute our strategy. In making this decision, the Board considers the Company’s performance, operating and governance environment, investor feedback, and the Board’s composition, functioning, and effectiveness. The Board believes that Mr. Moret has the skills, experience, and character to provide the Company with strong and effective leadership, including:

●	Extensive experience and deep knowledge of the Company, its customers, and its business operations and strategy,
●	Deep industry knowledge and expertise, and
●	Proven leadership skills with the vision necessary to lead the Board and our Company.

The leadership structure of the Board and Company is further strengthened by:

●	The leadership provided by our Lead Independent Director, with defined roles and responsibilities set forth in a Lead Independent Director Charter,
●	Refreshment/election of new directors,
●	Our process for evaluating Board and Committee structure, including rotation of the Lead Independent Director, directors on Committees, and Committee chair positions,
●	The independence of all members of each Board committee,
●	Our governance guidelines and practices,
●	Our processes for evaluating the Board and management, and focus on Board succession planning,
●	Our effective shareowner engagement practices,
●	The independent directors meet in executive session at every Board meeting, and
●	Our strong commitment to integrity and compliance with the highest standards of legal and ethical conduct.

LEAD INDEPENDENT DIRECTOR

Our Guidelines on Corporate Governance require the appointment of a Lead Independent Director in the event the Chairman is a management director, a framework that further strengthens the leadership of the Company. The Board adopted a separate charter for the Lead Independent Director to formalize existing practices and strengthen the role. In February 2023, the Board elected James P. Keane to serve as Lead Independent Director. Mr. Keane is an experienced director having served as chairman and CEO of a large public company and as a board member of several large business organizations.

The Board’s independent oversight function is further enhanced because the directors have complete access to management and the Board and the Committees may retain their own advisors. Furthermore, there is an annual evaluation by the independent Compensation and Talent Management Committee in collaboration with the Lead Independent Director of our CEO’s performance against predetermined goals with input from the other independent directors.

12   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

CORPORATE GOVERNANCE

INDEPENDENT DIRECTOR SESSIONS

The following chart sets forth the primary roles and responsibilities of the Chairman and the Lead Independent Director. We believe the Board’s leadership structure is appropriate for the Company, providing effective independent oversight of management and ensuring a highly independent, engaged, and functioning Board.

BLAKE D. MORET	JAMES P. KEANE
Chairman since 2018	Lead Independent Director since 2023

●  Provides strategic vision for the Company as Chairman and CEO

●  Establishes the agenda for Board meetings

●  Presides at meetings of the Board

●  Ensures provision of proper meeting materials and attendance of executives and advisors for meetings of the Board

●  Consults with the Board Composition and Corporate Governance Committee on matters of corporate governance

●  Consults with the Board Composition and Corporate Governance Committee on Committee composition

●  Acts as Chairman of and presides at meetings of shareowners

●  Calls special meetings of the Board

●  Consults with the Board Composition and Corporate Governance Committee on leadership structure of the Board

●  Does not serve on any Committees but attends all Committee meetings

●  Works to ensure the Board functions with appropriate independence from management

●  Acts as a key liaison between the Chairman and the independent directors

●  Communicates Board feedback to the Chairman after each Board meeting

●  Collaborates with the Chairman to develop Board meeting agendas

●  Collaborates with the Compensation and Talent Management Committee to conduct the annual evaluation of the performance of the Chairman and CEO

●  Collaborates with the Chairman and Board Composition and Corporate Governance Committee on matters related to Board effectiveness

●  Presides at independent director sessions of the Board

●  Presides at Board meetings if the Chairman is not present

●  Calls meetings of the independent directors when necessary

●  Does not serve on any Committees but attends all Committee meetings

INDEPENDENT DIRECTOR SESSIONS

The independent directors meet in executive session without any officer or member of management present in conjunction with regular meetings of the Board and each Committee. The Lead Independent Director presides over independent director sessions of the Board, and Committee Chairs preside over executive sessions of their respective Committees. Following each executive session, the Lead Independent Director and the Committee Chairs discuss with the Chairman and CEO appropriate matters from these sessions.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   13

CORPORATE GOVERNANCE

BOARD MEETINGS AND COMMITTEES

BOARD MEETINGS AND COMMITTEES

Our business is managed under the direction of the Board. The Board has established four standing committees: the Audit Committee, the Board Composition and Corporate Governance Committee, the Compensation and Talent Management Committee, and the Technology Committee, whose principal functions are briefly described below. Each Committee has a written charter that sets forth the duties and responsibilities of the Committee. Current copies of the Committee charters are available on our website at https://www.rockwellautomation.com/en-us/company/investor-relations/governance/board-committees.html. The Committees review and assess the adequacy of their charters each year and recommend any proposed changes to the Board for approval. No changes were made to Committee charters in fiscal year 2025.

In fiscal year 2025, the Board held six meetings. Each director attended all the Board meetings plus their applicable committee meetings, except one director who missed one meeting, resulting in nearly a 99% attendance rating. Under our Guidelines on Corporate Governance, directors are expected to attend the Annual Meeting of Shareowners. All directors attended the 2025 Annual Meeting of Shareowners.

Audit Committee	Current Members

ROLES AND RESPONSIBILITIES:

●  Assist the Board in overseeing and monitoring the integrity of our financial reporting processes, our internal control and disclosure control systems, the integrity and audits of our financial statements, the qualifications and independence of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm.

●  Appoint our independent registered public accounting firm, subject to shareowner approval.

●  Approve all audit and audit-related fees and services and permitted non-audit fees and services of our independent registered public accounting firm.

●  Review with our independent registered public accounting firm and management our annual audited and quarterly financial statements, as well as the quality and adequacy of our internal controls.

●  Discuss financial statements and reports with management, including our quarterly earnings releases, our financial risk assessment, and our risk management policies.

●  Discuss cybersecurity disclosure requirements and the internal procedures and controls related to such with management, in coordination and collaboration with the Board of Directors and other Committees.

●  Assist the Board in overseeing our compliance program and our compliance with legal and regulatory requirements.

Lisa A. Payne (Chair) Alice L. Jolla Timothy M. Knavish Pam Murphy Donald R. Parfet Number of Meetings in Fiscal 2025: Six

INDEPENDENCE:

●  All members of the Audit Committee meet the independence and financial literacy standards and requirements of the NYSE and the Securities and Exchange Commission (SEC). The Board has determined that Mss. Jolla, Murphy, and Payne qualify as “audit committee financial experts” as defined by the SEC.

14   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

CORPORATE GOVERNANCE

BOARD MEETINGS AND COMMITTEES

Board Composition and Corporate Governance Committee	Current Members

ROLES AND RESPONSIBILITIES:

●  Consider and recommend to the Board qualified candidates for election as directors of the Company.

●  Review the leadership structure of the Board.

●  Consider matters of corporate governance and review adequacy of our Guidelines on Corporate Governance.

●  Administer the Company’s Related Person Transactions Policy.

●  Annually assess and report to the Board on the performance of the Board as a whole and of the individual directors.

●  Recommend to the Board the members of the Committees of the Board and the director to serve as Lead Independent Director.

●  Conduct an annual review of director compensation and recommend to the Board any changes. See “Director Compensation” below.

●  Define skills and attributes used in the evaluation for CEO succession planning and recruitment and review the criteria with the Board in the context of the Company’s strategy and needs.

●  Review the application of the Company’s Code of Conduct to the Company’s senior executive officers and directors, address any misconduct or matters involving a senior executive or director, and report and make recommendations to the Board as to any such matters as appropriate.

●  Review and assess the Company’s policies and practices with respect to matters affecting our corporate responsibilities, including diversity and inclusion, Company culture, environmental responsibility, employee health and safety, community engagement, and societal matters.

William P. Gipson (Chair) Alice L. Jolla Donald R. Parfet Robert W. Soderbery Number of Meetings in Fiscal 2025: Four
INDEPENDENCE: ● All members of the Board Composition and Corporate Governance Committee are independent directors as defined by the NYSE.

Compensation and Talent Management Committee	Current Members

ROLES AND RESPONSIBILITIES:

●  Evaluate the performance of our senior executives, including the CEO.

●  Make recommendations to the Board with respect to executive compensation plans.

●  Review and approve salaries, incentive compensation, equity awards, and other compensation of executives and officers, including the CEO.

●  Oversee succession and development plans for senior management.

●  Review and discuss with the Company’s management strategies and initiatives relating to talent management and employee engagement.

●  Review and approve corporate goals and objectives.

●  Oversee the design and competitiveness of the Company’s overall compensation programs and benefits.

●  Oversee the work and independence of any advisor retained by the Compensation and Talent Management Committee.

Patricia A. Watson (Chair) Timothy M. Knavish Lisa A. Payne Thomas W. Rosamilia Number of Meetings in Fiscal 2025: Four

INDEPENDENCE:

●  All members of the Compensation and Talent Management Committee are independent directors as defined by the NYSE and are not eligible to participate in any of our compensation plans or programs, except our 2020 Long-Term Incentives Plan, and, if approved by our shareowners at the Annual Meeting, our 2026 Long-Term Incentives Plan, for annual retainer fees in the form of equity awards and Directors Deferred Compensation Plan.

Technology Committee	Current Members

ROLES AND RESPONSIBILITIES:

●  Review and assess our innovation and technology matters, including investments in technology, research and development, technology initiatives, and our strategy and approach to technical talent management.

●  Assist in oversight of risks associated with technology, information security, product and service security, software, emerging technologies, and technical talent.

●  Review and assess practices with respect to customer needs for technology development and messaging and marketing of our technologies.

●  Periodically review our intellectual property strategy and activities.

Thomas W. Rosamilia (Chair) William P. Gipson Pam Murphy Robert W. Soderbery Patricia A. Watson Number of Meetings in Fiscal 2025: Five
INDEPENDENCE: ● All members of the Technology Committee are independent directors as defined by the NYSE.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   15

CORPORATE GOVERNANCE

BOARD PROCESSES

BOARD PROCESSES

BOARD AND COMMITTEE EVALUATIONS

The Board and its Committees conduct self-assessments annually at their fall meetings. The Board review is led by the Board Composition and Corporate Governance Committee and includes an evaluation of the individual directors and Lead Independent Director. The Board Composition and Corporate Governance Committee annually determines the evaluation approach to be used based on the needs of the Board. Specifically, the Board evaluation may include written questionnaires, in-depth confidential interviews with individual directors conducted by the Chair of the Board Composition and Corporate Governance Committee, meetings with certain members of management, and use of a third-party facilitator. This year, the Board used a third-party facilitator to assist with the evaluation process. In addition to this Board evaluation, each Committee conducts an evaluation of its own performance to assess whether it is fulfilling its duties and obligations and functioning effectively. This year’s annual evaluation process is summarized below.

1	APPROACH
The Board Composition and Corporate Governance Committee discussed the format for this year’s annual Board evaluations and after a robust review chose a knowledgeable and experienced third-party facilitator to conduct the Board, individual director, and Lead Independent Director evaluations. Committee evaluations were led by the applicable committee chair.

2	PREPARATION
Each director received materials for the annual Board evaluation of (i) the Board’s performance and contributions of individual directors, (ii) his or her Committees, and (iii) Lead Independent Director performance. The materials included the descriptions of key parameters for Board effectiveness, the Board and Committee self-assessment process, Committee charters, suggested topics for discussion, and information on attendance, Committee composition, and meeting agenda items. These documents were intended to guide the individual director discussions with the third-party facilitator.

3	PERFORMANCE REVIEW
Each director was asked to consider a list of high-level questions to assist with the evaluation of the Board, individual directors, and Committees. As part of the evaluation process, directors were asked to provide feedback on the performance of the Board as a whole and other directors, including the Lead Independent Director. Committee leads also requested feedback on the Committee effectiveness.

4	EVALUATION REPORT
The third-party facilitator prepared a written report summarizing the annual evaluation of Board performance, including findings and recommendations. The report was reviewed and discussed with the Chairman and CEO, the Lead Independent Director, and the Board Composition and Corporate Governance Committee. The full Board also received the report for consideration and discussion in executive session. The Committee Chairs reported to the Board on their Committee evaluations, noting any actionable items. Past evaluations have identified a wide range of topics for Board focus such as strategy, continuing education, Board communications, risk management, acquisitions, and succession planning.

5	ACTIONABLE ITEMS
The Board and Committees address areas of focus and any actionable items throughout the year.

6	CORPORATE GOVERNANCE REVIEW
In coordination with the evaluation process, the Board reviewed its Guidelines on Corporate Governance, including the guidelines for determining director independence, to ensure they promote effective board functioning. They also received an update from the Chief Legal Officer on recent governance developments, regulations, and best practices. As part of the Committee self-assessments, each Committee reviewed its charter to confirm compliance with all charter requirements. In addition, the Board Composition and Corporate Governance Committee conducted its annual review of the Board Membership Criteria.

16   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

CORPORATE GOVERNANCE

RELATED PERSON TRANSACTIONS

DIRECTOR EDUCATION

Our Board believes in continuous improvement of Board effectiveness and functioning as well as development of individual skills and knowledge. All new directors are required to participate in our director orientation program to familiarize them with the Company’s business, strategic plans, significant financial, accounting, and risk management issues, ethics and compliance programs, corporate governance practices, sustainability strategy, principal officers, and internal and independent auditor.

Our directors participate in our annual ethics training. In addition, we provide the Board with regular presentations on key business, environmental, social, and governance, and other important topics intended to help directors stay current on practices on emerging issues. In fiscal year 2025, these topics included global regulatory changes, cybersecurity, artificial intelligence, innovative technology, and sustainability. Directors from time-to-time tour Company facilities and attend our trade shows and investor events. Directors also receive presentations and reports from our auditors, consultants, and other outside advisors and participate in outside continuing education programs to increase their knowledge and understanding of the duties and responsibilities of directors and the Company, regulatory developments, emerging trends, and best practices.

RELATED PERSON TRANSACTIONS

The Board has a written policy regarding how it will review and approve related person transactions (as defined below). The Board Composition and Corporate Governance Committee is responsible for administering this policy. The policy is available on our website at https://www.rockwellautomation.com/en-us/company/investor-relations/governance/governance-documents.html.

The policy defines a related person transaction as any transaction in which the Company is or will be a participant, in which the amount involved exceeds $120,000, and in which any Related Person or any of their immediate family members has or will have a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, and shareowners who own more than 5% of the Company’s securities. The policy sets forth certain transactions, arrangements, and relationships not reportable under SEC rules that do not constitute related person transactions.

Under this policy, each director, director nominee, and executive officer must report each proposed or existing transaction between us and that individual or any of that individual’s immediate family members to our Chief Legal Officer. Our Chief Legal Officer will assess and determine whether any transaction reported to her, or of which she learns, constitutes a related person transaction. If our Chief Legal Officer determines that a transaction constitutes a related person transaction, she will refer it to the Board Composition and Corporate Governance Committee. If a reported transaction involves the Chief Legal Officer or any immediate family member, the assessment and determination will be made by the Chief Financial Officer and referred to the Board Composition and Corporate Governance Committee, as appropriate. The Board Composition and Corporate Governance Committee will approve or ratify a related person transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company and its shareowners. In determining whether to approve or ratify a related person transaction, the Board Composition and Corporate Governance Committee will consider factors it deems appropriate, including:

●	The fairness to the Company;
●	Whether the terms of the transaction would be on the same basis if a related person was not involved;
●	The business reasons for the Company to participate in the transaction;
●	Whether the transaction may involve a conflict of interest;
●	The nature and extent of the related person’s and our interest in the transaction; and
●	The amount involved in the transaction.

There are no related person transactions to report in this proxy statement.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   17

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE DOCUMENTS

CORPORATE GOVERNANCE DOCUMENTS

You will find current copies of the following corporate governance documents on our website at https://www.rockwellautomation.com/en-us/company/investor-relations/governance/governance-documents.html:

●	Certificate of Incorporation
●	By-laws
●	Board of Directors Guidelines on Corporate Governance
●	Audit Committee Charter
●	Board Composition and Corporate Governance Committee Charter
●	Compensation and Talent Management Committee Charter
●	Technology Committee Charter
●	Lead Independent Director Charter
●	Code of Conduct
●	Hiring Policy for Employees of Outside Auditor
●	Related Person Transactions Policy
●	Executive Compensation Recoupment Policy
●	Shareowner Communications to the Board and Ombudsman

We will provide printed copies of any of these documents to any shareowner upon written request to Rockwell Automation Shareowner Relations, 1201 South Second Street, Milwaukee, WI 53204, USA.

18   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

ELECTION OF DIRECTORS

BOARD OF DIRECTORS

ELECTION OF DIRECTORS

BOARD OF DIRECTORS

INTRODUCTION

Our Certificate of Incorporation provides that the Board will consist of three classes of directors, that are as nearly equal in number as possible, serving staggered three-year terms. One class of directors is elected each year with terms extending to the third succeeding Annual Meeting after election. The terms of four directors expire at the 2026 Annual Meeting. The Board has nominated three of these directors, upon the recommendation of the Board Composition and Corporate Governance Committee, for election as directors at this Annual Meeting with terms expiring at the 2029 Annual Meeting. Donald Parfet notified the Board that he will not be running for re-election, as he has reached the Board retirement age and maximum tenure as outlined in our Guidelines on Corporate Governance. The Board decreased its number of directors from eleven to ten effective immediately before the 2026 Annual Meeting.

Proxies properly submitted will be voted at the meeting, unless authority to do so is withheld, for the election of the three nominees specified below, subject to applicable NYSE regulations. If for any reason any of these nominees is not a candidate when the election occurs (which is not expected), proxies and shares properly authorized to be voted will be voted at the meeting for the election of a substitute nominee. Alternatively, the Board may decrease the number of directors.

The Board has adopted Guidelines on Corporate Governance that contain general principles regarding the responsibilities and function of our Board and Board Committees. The Guidelines on Corporate Governance set forth the Board’s governance practices with respect to leadership structure, Board meetings and access to senior management, director compensation, director qualifications, Board performance, management development and succession planning, director stock ownership, and enterprise risk management. The Guidelines on Corporate Governance are available on our website at https://www.rockwellautomation.com/en-us/company/investor-relations/governance/governance-documents.html.

DIRECTOR INDEPENDENCE

Our Guidelines on Corporate Governance require that a substantial majority of the members of the Board be independent directors. For a director to be independent, the Board must affirmatively determine that the director has no direct or indirect material relationship with the Company. The Board has established guidelines, which are contained in our Guidelines on Corporate Governance, to assist it in determining director independence in conformity with the NYSE listing requirements. These guidelines are available on our website at https://www.rockwellautomation.com/en-us/company/investor-relations/governance/governance-documents.html.

After considering these guidelines and the independence criteria of the NYSE, the Board has determined that none of the current directors, other than Mr. Moret (who is a current employee of the Company), have a material relationship with the Company and each of the directors, other than Mr. Moret, is independent. There were no transactions, relationships, or arrangements that required review by the Board for purposes of determining director independence.

NOMINATION PROCESS

The Board Composition and Corporate Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the full Board.

The Committee will consider director candidates recommended by shareowners. Shareowners can recommend director candidates by writing to the Corporate Secretary at Rockwell Automation, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA. The recommendation must include the candidate’s name, biographical data and qualifications, and any other information required by the SEC to be included in a proxy statement with respect to a director nominee. Any shareowner recommendation must be accompanied by a written statement from the candidate indicating his or her willingness to serve if nominated and elected. The recommending shareowner also must provide evidence of being a shareowner of record of our common stock at that time.

In addition to recommending director candidates to the Committee, shareowners may nominate candidates for election to the Board directly at the Annual Meeting by following the procedures and providing the information set forth in our by-laws. See “Shareowner Proposals for 2027 Annual Meeting” set forth later in this proxy statement. Eligible shareowners may also use our proxy access by-law to nominate candidates for election to our Board provided the shareowners and nominees satisfy specified requirements.

The Committee, the Chairman and CEO, or other members of the Board may identify a need to add new members to the Board or fill a vacancy on the Board. In that case, the Committee will initiate a search for qualified director candidates, seeking input from senior management and Board members, and to the extent it deems it appropriate, outside search firms. The Committee will evaluate qualified candidates and then make its recommendation to the Board.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   19

ELECTION OF DIRECTORS

BOARD OF DIRECTORS

DIRECTOR QUALIFICATIONS

In making its recommendations to the Board concerning director candidates, the Committee considers various criteria outlined in our Board Membership Criteria (see Exhibit A to the Committee’s Charter). Specifically, our Board Membership Criteria provides that our directors should (i) have a variety of experience and backgrounds, (ii) have high-level managerial experience or be accustomed to dealing with complex problems, and (iii) represent the balanced best interests of all shareowners, considering the overall composition and needs of the Board and factors such as differences of background, age, and specialized expertise in the areas of corporate governance, finance, industry, international operations, cybersecurity, technology and innovation, and risk management. The Board Membership Criteria highlight the importance of directors’ experience, ability to collaborate, integrity, ability to provide constructive and direct feedback, lack of bias, and independence.

Directors must also have sufficient time available to devote to the affairs of the Company. The Guidelines on Corporate Governance specifically note that directors must continue to meet the Board’s Membership Criteria throughout their tenure, including having sufficient time available to devote to the affairs of the Company to carry out their responsibilities as a director.

The Committee will evaluate properly submitted shareowner recommendations under substantially the same criteria and in substantially the same manner as other potential candidates.

BOARD SKILLS, QUALIFICATIONS, AND EXPERIENCE

The Board has determined that all of the Company’s directors are deeply experienced in risk oversight, financially literate, and possess the skills, judgment, experience, reputation, and commitment to make a constructive contribution to the Board. In addition, there are seven distinct sets of skills or experience described below that we believe should be represented on our Board to enable the Board to effectively fulfil its governance responsibilities and provide guidance to the management team on the Company’s strategy and execution of that strategy. The Board Composition and Corporate Governance Committee strives to ensure that our directors have an appropriate balance of these talents.

Skills and Experience	Relevance to Rockwell Automation’s Strategy	No. of Directors
Relevant Technology and Innovation, including experience in leveraging software technology to solve customer issues, proficiency in commercializing disruptive innovations and developing innovative business models, and knowledge of digitization, mobility, cybersecurity, data management and analysis, and integrated software/hardware.	Rockwell Automation is committed to enabling the next generation of smart manufacturing and The Connected Enterprise®. As a company focused on technology and innovation, we value directors with technology experience and knowledge, who can provide important insights on our innovation strategy and execution of that strategy.
Sales and Marketing, including experience growing market share/revenue through innovative marketing and effective selling, a history of building brand awareness and equity, knowledge of how to enhance enterprise reputation and image, an understanding of the voice of the customer and the power of differentiating a brand in a way that is compelling to target customers, and experience in building durable and profitable as-a-service revenue streams.	Rockwell Automation seeks to grow market share and build brand awareness. Directors with experience in marketing and selling provide effective oversight of this aspect of our growth and performance strategy.
Industry/Operational/Manufacturing, including experience in industrial automation and information, knowledge of markets and vertical market segments, exposure to operational technology and information technology and familiarity with operational processes across end markets (discrete, hybrid, continuous process), and experience in overseeing manufacturing operations or in developing, marketing, and delivering services/solutions to address manufacturing needs.	Experience in industrial automation and manufacturing industries is key to providing guidance on our growth and performance strategy. Directors with this type of experience provide insight on marketplace dynamics and key performance indicators to drive our strategic plan and business operations.
Financial/Accounting, including an understanding of finance and financial reporting processes for public companies, and awareness of strategies to ensure accurate and compliant reporting and robust financial controls. Directors with a financial/accounting background may meet regulatory requirements to be deemed a “Financial Expert”.	Rockwell Automation’s business involves complex financial transactions and reporting. Directors with a high level of financial literacy assist in evaluating our financial position, capital structure, financial strategy, and financial reporting.

20   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

ELECTION OF DIRECTORS

BOARD OF DIRECTORS

Skills and Experience	Relevance to Rockwell Automation’s Strategy	No. of Directors
Risk and Governance Oversight, including experience serving on other public company boards and/or committees; a history of overseeing, managing, and mitigating risks, including cybersecurity, product security, regulatory compliance, intellectual property, and customer management; and an understanding of how to assess and develop strategies to address environmental, social, and governance matters, including corporate culture, sustainability, climate change, corporate responsibility, and social issues.	Rockwell Automation prioritizes corporate governance and responsibility. In the ordinary course of business we face various risks, including operating, regulatory compliance, information security, financial, and customer management. An understanding of these matters, and experience addressing them, is important for oversight of enterprise risk management and risk mitigation. Directors who have experience with environmental, social, and governance matters support our goals to evolve our culture with employees who can and want to do their best work and to contribute to the communities where we live and work.
Global Business, including a track record of growing market share and revenue in markets around the world; an understanding of how to drive growth in both mature and emerging markets, as well as regulated and free markets; and insight into the talent needs of diverse geographic markets.	Rockwell Automation does business in more than 100 countries. Our global presence is important to our competitive advantage. Directors who understand global business opportunities and challenges and global talent needs provide guidance on how to drive growth in markets around the world.
Public Company CEO or Executive Leadership, including hands-on responsibility for strategic and operational planning, financial reporting, compliance, risk management and mitigation, human capital management, a track record of success in a complex multinational organization, and in delivering organic and inorganic growth strategies. Specific attributes include: ability to manage complexity, ethical approach to conducting business, ability to resolve conflict and build consensus, and ability to lead high-functioning teams.	Rockwell Automation is a large global public company with complex organizational, operational, and business processes. Directors with experience leading large companies provide unique insights on strategy and operations needed to drive strong results and achieve enterprise goals.

BOARD REFRESHMENT, TENURE, AND DIVERSITY

A continuing priority of the Board is ensuring the Board is composed of directors who bring different perspectives and viewpoints and have a variety of skills, experiences, and backgrounds to enable the Board to effectively fulfill its governance responsibilities and represent the long-term interests of shareowners.

The Board recognizes the value of a diverse Board and thus has included differences of experiences and backgrounds as a factor that is taken into consideration in its Board Membership Criteria. The Board believes that it is important that its members reflect different viewpoints so that, as a group, the Board includes a sufficient mix of perspectives to allow the Board to best fulfill its responsibilities to shareowners.

The Board believes that tenure should be discussed and evaluated by the Board from time to time and depends on the Board’s current situation and the needs of the Company. The Board believes that it contains an ideal balance of newer and longer-tenured directors, so we get the benefit of both fresh perspectives and extensive experience. The Board’s average tenure for director nominees and continuing directors is seven years, with five directors added to the Board in the past six years. Our directors with longer service are highly valued for their experience and Company-specific knowledge. They have a deep understanding of our business, provide historical context as the Board reviews and evaluates the Company’s strategy, and enhance Board dynamics and the Board’s relationship with management.

The Board regularly reviews director succession and the mix of Board composition, backgrounds, and experience, especially when adding a new member. As part of this process, the Board evaluates the contributions and tenure of current Board members and compares them to the skills that might benefit the Company considering emerging needs. The Board seeks people with a variety of occupational and personal backgrounds to ensure that the Board benefits from a range of perspectives and to increase its diversity in such areas as business experience, global perspectives, race, gender, and ethnicity.

The Board believes it is in the best position to determine the appropriate length of service for a director and overall board tenure, with its current mix providing for a highly effective and functioning Board. In addition to director refreshment, the Board considers refreshment of continuing directors at the Board Committee level by regularly evaluating and rotating Committee Chairs and members. The Guidelines on Corporate Governance include formal term limits for directors to ensure proper Board refreshment and alignment of director attributes and skills with the Company’s evolving strategy. A non-management director will not be nominated for re-election to the Board after he or she has served on the Board for 15 years or, if earlier, attained age 72. The Board may, if it determines it is in the best interest of the Company, make exceptions to these restrictions. Directors must also continue to meet the Board’s Membership Criteria throughout their tenure, including having sufficient time available to devote to the affairs of the Company to carry out their responsibilities as a director.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   21

ELECTION OF DIRECTORS

BOARD OF DIRECTORS

SHAREOWNER ALIGNMENT

Our director compensation program is designed to align director compensation directly with the interests of shareowners by paying a meaningful portion of director compensation in shares of our common stock. To further align their interests with shareowners, directors can defer cash fees to restricted stock units that are paid out in shares. In addition, directors are subject to stock ownership requirements. They are required to own shares of our common stock equal in value to five times the portion of the annual retainer payable in cash (with the cash retainer for fiscal year 2025 at $107,500) and may not sell any shares of our common stock until their stock ownership requirements are met. None of our directors receive compensation for their Board service from any source other than the Company.

We seek to maintain a Board with experienced leaders who are familiar with governance issues and compliance with the laws and regulations applicable to our business. Our Board monitors shareowner views and considers shareowner feedback and perspectives in establishing and evaluating Company policies and practices. The Guidelines on Corporate Governance include a policy requiring directors to notify the Board before accepting a leadership position on another public company board. In addition, the Board recently reduced the number of public company boards on which our directors may serve. Both of these requirements allow the Board to evaluate any new responsibilities and confirm that our directors can continue to commit the time necessary to fulfil their responsibilities to our shareowners.

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ELECTION OF DIRECTORS

BOARD OF DIRECTORS

ITEM 1. DIRECTOR NOMINEES AND CONTINUING DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS WITH TERMS EXPIRING IN 2029

William P. Gipson	INDEPENDENT

Age 68

Director since 2020

COMMITTEES:

●  Board Composition and Corporate Governance (Chair)

●  Technology

KEY QUALIFICATIONS:

●  Technology & Innovation

●  Industry/Operations/ Manufacturing

●  Financial/Accounting

●  Risk & Governance

●  Global Business

●  CEO/Executive Leadership

Retired President Enterprise Packaging Transformation and Chief Diversity and Inclusion Officer, The Procter & Gamble Company

Mr. Gipson served as President, Enterprise Packaging Transformation and Chief Diversity and Inclusion Officer at Procter & Gamble, a consumer goods company, from 2017 until his retirement in 2019. Mr. Gipson joined Procter & Gamble in 1985 and held a variety of management positions with increasing responsibility over his impressive tenure. He served as Senior Vice President of Research and Development for Asia Innovation Centers and as Beauty Care Sector Senior Vice President for R&D. He also held international leadership roles in South America and Singapore and helped create a half-billion-dollar business for a new product in the South American market.

Mr. Gipson brings extensive leadership, innovation, business transformation, and global experience to the Board. His background in product development, packaging, and process innovation, combined with market expansion expertise, supports strategic oversight. His concurrent role as Chief Diversity and Inclusion Officer for eight years adds depth to his understanding of company culture and diversity initiatives. Furthermore, his international management experience enhances his global business perspective.

OTHER PUBLIC BOARD SERVICE:

●  ManpowerGroup (NYSE: MAN) (2020-present)

Pam Murphy	INDEPENDENT

Age 52

Director since 2019

COMMITTEES:

●  Audit

●  Technology

KEY QUALIFICATIONS:

●  Technology & Innovation

●  Sales & Marketing

●  Industry/Operations/
Manufacturing

●  Financial/Accounting

●  Risk & Governance

●  Global Business

●  CEO/Executive Leadership

Former Chief Executive Officer, Imperva, Inc.

Ms. Murphy previously served as Chief Executive Officer of Imperva, Inc., a cybersecurity software and services provider, from January 2020 to August 2024. Prior to Imperva, Ms. Murphy was Chief Operating Officer at Infor, Inc., a global leader in business cloud software products. Before joining Infor, she spent 11 years at Oracle Corporation, overseeing global sales operations, consulting operations across Europe, Middle East, Africa, Australia and New Zealand, and field finance for Oracle’s global business units. Earlier in her career, she worked in various roles at Andersen Consulting and Arthur Andersen.

As a former Chief Executive Officer, Ms. Murphy brings strong leadership and operational experience to the Board, with deep expertise in cybersecurity, technology, global business, and finance. Her background includes oversight of global operational and financial functions, sales and marketing leadership, and go-to-market strategies. Her experience in building and leading teams targeting the manufacturing industry adds further depth to her board contributions.

OTHER PUBLIC BOARD SERVICE:

●  Visa, Inc. (NYSE: V) (2023-present)

●  Meridian Link. Inc. (NYSE: MLNK) (2021 to 2023)

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   23

ELECTION OF DIRECTORS

BOARD OF DIRECTORS

Robert W. Soderbery	INDEPENDENT

Age 59

Director since 2022

COMMITTEES:

●  Board Composition and Corporate Governance

●  Technology

KEY QUALIFICATIONS:

●  Technology & Innovation

●  Industry/Operations/
Manufacturing

●  Financial/Accounting

●  Risk & Governance

●  Global Business

●  CEO/Executive Leadership

President and Chief Executive Officer, Diligence Machines, Inc.

Mr. Soderbery is the President and Chief Executive Officer of Diligence Machines, an AI startup providing M&A solutions for corporate development teams. Mr.  Soderbery previously served as Executive Vice President and General Manager of Flash Business at Western Digital Corporation, a position he held from October 2021 until January 2025. Prior to Western Digital, he was President of Uplift, Inc., a fintech company, from 2017 to 2021. Prior to joining Uplift, he held the role of Senior Vice President and General Manager of Enterprise Products and Solutions at Cisco Systems.

Mr. Soderbery brings strong technology, business development, global business, and operational experience to the Board. His experience in previous roles leading technology companies includes building cloud-based platforms, IoT software and hardware solutions, engagement with global customers, manufacturers and suppliers, and managing global innovation teams. Mr.  Soderbery’s extensive technology experience provides a breadth of knowledge to draw from in the Board’s role of oversight of the Company’s innovation, technology roadmap, and product portfolio. He also brings great depth of knowledge in the review of acquisitions, which strengthens the Board’s ability to provide such oversight.

OTHER PUBLIC BOARD SERVICE:

●  None

OTHER AFFILIATIONS:

●  Stonepeak-Plus Infrastructure Fund LP

ITEM 1: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION AS DIRECTORS OF THE THREE NOMINEES DESCRIBED ABOVE.

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ELECTION OF DIRECTORS

BOARD OF DIRECTORS

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2027

Alice L. Jolla	INDEPENDENT

Age 60

Director since 2023

COMMITTEES:

●  Audit

●  Board Composition and Corporate Governance

KEY QUALIFICATIONS:

●  Technology & Innovation

●  Financial/Accounting

●  Risk & Governance

●  Global Business

●  CEO/Executive Leadership

Chief Accounting Officer and Corporate Vice President, Corporate Finance and Services, Microsoft Corporation

Ms. Jolla is the Chief Accounting Officer and Corporate Vice President, Corporate Finance and Services at Microsoft Corporation, a technology and software company. Ms. Jolla joined Microsoft in 2007 and has held roles of increasing responsibility, including serving as Corporate Controller from 2014 to 2020. Prior to Microsoft, she completed a two-year industry fellowship with the Financial Accounting Standards Board and held accounting management positions at Dow Chemical Company and Union Carbide Corporation.

Ms. Jolla brings extensive expertise in financial processes, including those specific to SaaS business models, and has led diverse global teams in risk management and financial oversight. She oversees corporate accounting, financial reporting, shared services, controls and compliance, procurement, workplace services, physical security and controllership of Microsoft’s operating subsidiaries. Her leadership in developing finance talent adds strong human capital management experience to the Board. Furthermore, her experience as Corporate Controller provides deep insight into public company financials, reporting, and internal controls.

OTHER PUBLIC BOARD SERVICE:

●  None

OTHER AFFILIATIONS:

●  Committee on Corporate Reporting for Financial Executives International

●  National Association of Black Accountants, Inc.

Timothy M. Knavish	INDEPENDENT

Age 60

Director since 2024

COMMITTEES:

●  Audit

●  Compensation and Talent Management

KEY QUALIFICATIONS:

●  Technology & Innovation

●  Sales & Marketing

●  Industry/Operations/
Manufacturing

●  Financial/Accounting

●  Risk & Governance

●  Global Business

●  CEO/Executive Leadership

Chairman of the Board and Chief Executive Officer, PPG Industries, Inc.

Mr. Knavish is the Chairman of the Board and Chief Executive Officer of PPG, a specialty materials company, a role he has held since 2023. Mr. Knavish began his career at PPG in 1987 as an engineer and has held roles of increasing responsibility, including Chief Operating Officer (March– December 2022) and Executive Vice President (October 2019–February 2022). He has served in executive leadership positions across the United States, Europe, and the Asia Pacific region.

Mr. Knavish brings extensive international business and governance experience to the Board. His global leadership includes living and operating businesses in the Asia Pacific region, Europe, and Latin America. He has led enhancements in business sales capabilities, digital offerings, and acquisition strategy, including international acquisitions and integrations. His oversight of global supply chain operations and supply management adds depth to his operational expertise. Mr. Knavish’s leadership spans business strategy, operations, sales, financial oversight, and risk management.

OTHER PUBLIC BOARD SERVICE:

●  PPG Industries (NYSE: PPG) (2023 - present) Chairman of the Board

OTHER AFFILIATIONS:

●  American Coatings Association

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   25

ELECTION OF DIRECTORS

BOARD OF DIRECTORS

Lisa A. Payne	INDEPENDENT

Age 67

Director since 2015

COMMITTEES:

●  Audit (Chair)

●  Compensation and Talent Management

KEY QUALIFICATIONS:

●  Technology & Innovation

●  Financial/Accounting

●  Risk & Governance

●  CEO/Executive Leadership

Former Vice Chairman and Chief Financial Officer, Taubman Centers, Inc.

Ms. Payne served as Vice Chairman and Chief Financial Officer of Taubman Centers, Inc., (a real estate investment trust) from 2005 to 2016. Ms. Payne joined Taubman in 1997, serving as Executive Vice President and Chief Financial and Administrative Officer until 2005. Prior to Taubman, she spent ten years as an investment banker with Goldman Sachs & Co. She also served as Chairman of the Board of Soave Enterprises LLC and President of Soave Real Estate Group from 2016 through March 2017.

Ms. Payne brings strong leadership, operational, and financial expertise to the Board. At Taubman, she led key operational and strategic initiatives, providing insights into company growth, competition, compensation, employee engagement, diversity and inclusion, and IT. Her CFO and investment banking experience adds deep financial literacy and accounting knowledge, enhancing the Board’s oversight of financial reporting and internal controls. Her extensive board and committee experience provides valuable governance, compensation, risk management, and compliance insights.

OTHER PUBLIC BOARD SERVICE:

●  Masco Corporation (NYSE: MAS) (2006 - present) Chairman of the Board

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ELECTION OF DIRECTORS

BOARD OF DIRECTORS

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2028

James P. Keane	Lead Independent Director

Age 66

Director since 2011

COMMITTEES:

●  None

KEY QUALIFICATIONS:

●  Sales & Marketing

●  Industry/Operations/
Manufacturing

●  Financial/Accounting

●  Risk & Governance

●  Global Business

●  CEO/Executive Leadership

Retired President and Chief Executive Officer, Vice Chair, Steelcase Inc.

Mr. Keane served as President and Chief Executive Officer of Steelcase Inc., a global leader in office furniture and workplace solutions, from March 2014 to October 2021. Mr. Keane served on the Steelcase Board of Directors from 2013 until his retirement in 2022. Over his 25-year tenure, he held multiple senior leadership roles including President and Chief Operating Officer, Chief Financial Officer, and President of the Steelcase Group. In these roles, Mr. Keane held a vast array of responsibilities including leading sales, marketing, product development, engineering, manufacturing, design, and distribution across North America, Europe, Middle East and Africa, and Asia Pacific.

Mr. Keane brings significant business experience and strategic insight to the Board, having served as both CEO and Vice Chair of a global public company. His extensive leadership background includes deep expertise in business operations, risk management, sales, marketing, and product development. As a former CFO, he also possesses strong financial literacy and accounting experience, including a thorough understanding of financial statements, internal controls, and audit committee functions.

OTHER PUBLIC BOARD SERVICE:

●  Newell Brands Inc. (NASDAQ: NWL) (2024 – present)

●  Steelcase Inc. (NYSE: SCS) (2013 – 2022)

Blake D. Moret

Age 63

Director since 2016

COMMITTEES:

●  None

KEY QUALIFICATIONS:

●  Technology & Innovation

●  Sales & Marketing

●  Industry/Operations/
Manufacturing

●  Financial/Accounting

●  Risk & Governance

●  Global Business

●  CEO/Executive Leadership

Chairman of the Board, President and Chief Executive Officer

Mr. Moret became our President and Chief Executive Officer in July 2016, and Chairman of the Board in January 2018. He served as Senior Vice President, Control Products and Solutions, from April 2011 until July 2016. Mr. Moret has extensive leadership experience within Rockwell Automation, beginning his career as a sales trainee in 1985. Over the years, he has held senior roles across marketing, solutions, services, product groups, and international assignments in Europe and Canada.

As Chairman and CEO, Mr. Moret is driving Rockwell Automation’s strategy by focusing on customer needs and productivity opportunities. He leverages the company’s technology and domain expertise to deliver positive business outcomes and simplify the customer experience. His leadership is characterized by a deep understanding of the company’s values, culture, people, technology, and customers. Mr. Moret brings valuable insights to the Board in areas such as operations, technology, culture, industry trends, competitive positioning, and strategic direction. His experience on public company boards enhances his risk and governance oversight capabilities.

OTHER PUBLIC BOARD SERVICE:

●  PTC, Inc. (NASDAQ: PTC) (2018 – 2023)

OTHER AFFILIATIONS:

●  National Association of Manufacturers (NAM) – Vice Chair

●  Director on the Board of the Business Roundtable

●  Advanced Regenerative Medicine Institute (ARMI)

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   27

ELECTION OF DIRECTORS

BOARD OF DIRECTORS

Thomas W. Rosamilia	INDEPENDENT

Age 64

Director since 2016

COMMITTEES:

●  Compensation and Talent Management

●  Technology (Chair)

KEY QUALIFICATIONS:

●  Technology & Innovation

●  Sales & Marketing

●  Industry/Operations/
Manufacturing

●  Financial/Accounting

●  Risk & Governance

●  Global Business

●  CEO/Executive Leadership

Retired Senior Vice President, IBM

Mr. Rosamilia most recently served as Senior Vice President at IBM, a technology company, until his retirement in June 2023. Over his 30-plus year career at IBM, Mr.  Rosamilia held numerous senior leadership positions. He served as Senior Vice President of IBM Software, directing product design, investment strategy, expert labs, global software development, marketing, and field operations. He also led IBM Systems and Technology Group and Integrated Supply Chain, served as General Manager of IBM’s WebSphere software division, and held the role of Vice President of IBM Corporate Strategy. From 2017 to 2018, he represented IBM Corporate Headquarters in Beijing, China, while leading the global IBM Systems business. In 2015, he was appointed Economic Advisor to the Governor of Guangdong Province, China.

Mr. Rosamilia brings deep technological, strategic, and global business expertise to the Board. His leadership at IBM encompassed technology development, operations, risk management, cybersecurity, sustainability, and strategy. He oversaw IBM’s semiconductor, servers, storage, and system software businesses, as well as its supply chain and Global Business Partners organization. He led the transformation of IBM’s Systems & Technology Group to align with data-driven IT demands, initiated major investments in strategic areas, and exited non-aligned businesses. In 2013, he co-founded the OpenPOWER Foundation to promote open server design and development. He has overseen numerous acquisitions and divestitures and has extensive cybersecurity experience, including oversight of IBM’s cybersecurity program, CISO organization, and security software portfolio.

OTHER PUBLIC BOARD SERVICE:

●  None

Patricia A. Watson	INDEPENDENT

Age 59

Director since 2017

COMMITTEES:

●  Compensation and Talent Management (Chair)

●  Technology

KEY QUALIFICATIONS:

●  Technology & Innovation

●  Industry/Operations/
Manufacturing

●  Risk & Governance

●  Global Business

●  CEO/Executive Leadership

Retired Chief Information and Technology Officer, NCR Atleos Corporation

Ms. Watson previously served as Chief Information and Technology Officer at NCR Atleos (a software company) from 2023 until 2024, where she led the company’s information and technology team and technology leadership council. Ms. Watson served as Chief Information Officer at NCR Corporation from October 2022 to October 2023. Prior to that, she held executive roles at Intrado Corporation, including President of Cloud Collaboration (2020 to 2022) and Co-President of Enterprise Collaboration. Before joining Intrado, she was Senior Executive Vice President and Chief Information Officer at Total System Services (TSYS). Earlier in her career, she served as Vice President and Global Chief Information Officer for The Brink’s Company and held various technology roles at Bank of America. Ms.  Watson also served in the United States Air Force for ten years as executive staff officer, flight commander, and director of operations.

Ms. Watson brings extensive technology, information security, and executive experience to the Board. She has strong strategic leadership, business, financial oversight, and technical skills. She has applicable experience in aligning an organization’s technology to its strategy and led digital transformations, cybersecurity programs, and system infrastructure initiatives. This background provides critical insights into emerging technologies, risk identification and management, information security, talent, and strategy. She also has experience in audit, internal controls and compliance, and the human resources function including human capital management.

OTHER PUBLIC BOARD SERVICE:

●  Southwest Airlines Co. (NYSE: LUV) (2024 – present)

●  Global Payments Inc. (NYSE: GPN) (2025 – present)

28   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

DIRECTOR COMPENSATION

ANNUAL DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Our director compensation program is designed to attract and retain qualified directors, fairly compensate directors for the time they spend in fulfilling their duties, and align directors’ interests with the interests of shareowners. The Board Composition and Corporate Governance Committee determines the form and amount of director compensation, with discussion and approval by the full Board. The Committee relies on Willis Towers Watson to provide input on director compensation trends. The Committee benchmarks its director compensation on an annual basis relative to proxy data available for companies of similar size ($5-18 billion revenue range), the S&P 500, and our Compensation Peer Group used for our NEOs (as defined below in the Peer Group section of the Compensation Discussion and Analysis). The market data analysis is a significant factor in our compensation determinations. The Board believes that a meaningful portion of director compensation should be in the form of our common stock to further align the economic interests of directors and shareowners. Employees who serve as directors do not receive any compensation for their director service.

ANNUAL DIRECTOR COMPENSATION

The elements of our director compensation program include: an annual retainer of $307,500, delivered in both cash and equity awards, and leadership fees for our Lead Independent Director and Committee Chairs. The following table describes each element of director compensation for fiscal year 2025.

	Annual Retainer		Committee Chair Fees(1)	Lead Independent Director Fee
	Cash	Common Stock	Cash	Cash
Annual Amount	$ 107,500	$ 200,000	Varies by Committee and role	$ 40,000
Timing of Payment/Award	Paid in equal installments on first business day of each quarter	Grant date coincides with management team annual equity award date in December (or pro-rata amount upon initial election to the Board)	Paid in equal installments on first business day of each quarter	Paid in equal installments on first business day of each quarter
Deferral Election Available	Yes	Yes	Yes	Yes
Dividends	Not Applicable	Yes	Not Applicable	Not Applicable
(1)	Committee Chair fees recognize the greater workload and responsibilities of directors who serve in these roles.

		Audit Committee	Compensation and Talent Management Committee	Board Composition and Corporate Governance Committee	Technology Committee
	Chair Annual Amount	$30,000	$25,000	$25,000	$25,000
	Member(2)	$0	$0	$0	$0

(2)	Annual Committee member fees were eliminated since fiscal 2020 to allow for consistency, simplicity, and flexibility for Committee member rotations.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   29

DIRECTOR COMPENSATION

DIRECTOR STOCK OWNERSHIP REQUIREMENT

ANNUAL LIMIT

Share-based compensation to non-employee directors is delivered under the 2020 Long-Term Incentives Plan effective February 5, 2020 and includes an annual limit of $750,000 on total compensation of each non-employee director, including cash- and share-based compensation.

DEFERRAL ELECTION

Under the terms of our Directors Deferred Compensation Plan, directors may elect to defer all or part of the cash payment of Board retainer or Committee fees until such time as the director specifies, with interest on deferred amounts accruing quarterly at 120% of the federal long-term rate set each month by the Secretary of the Treasury. In addition, each director has the opportunity each year to defer all or any portion of the annual grants of common stock, cash retainer, and Committee fees by electing to instead receive restricted stock units valued, in the case of cash deferrals, at the closing price of our common stock on the NYSE on the date each payment would otherwise be made in cash.

OTHER BENEFITS

We reimburse directors for transportation, lodging, and other expenses actually incurred in attending Board and Committee meetings. We also reimburse directors for similar travel, lodging, and other expenses for their spouses to accompany them to a limited number of Board meetings held as retreats to which we invite spouses for business purposes. From time to time and when available, directors and their spouses are permitted to use our Company aircraft for travel to Board meetings. In fiscal year 2025, we hosted one in-person Board retreat and spouses were invited to attend.

Directors are eligible to participate in a matching gift program under which we match donations made to eligible educational, arts, or cultural institutions. Gifts are matched up to an annual calendar year maximum of $10,000.

DIRECTOR STOCK OWNERSHIP REQUIREMENT

Non-employee directors are subject to stock ownership requirements and may not sell any shares of our common stock until the requirement is met. To further align directors’ and shareowners’ economic interests, our Guidelines on Corporate Governance provide that non-management directors are required to own, within five years after joining the Board, shares of our common stock (including restricted stock units) equal in value to five times the portion of the annual retainer that is payable in cash. All directors met the requirements as of September 30, 2025, except for Mr. Knavish, who joined the Board in February 2024, and is within the five-year compliance window.

30   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

DIRECTOR COMPENSATION TABLE

The following table shows the total compensation earned by each of our non-employee directors during fiscal 2025.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
William P. Gipson	132,500	200,000	23,528	356,028
Alice L. Jolla	107,500	200,000	-	307,500
James P. Keane	147,500	200,000	10,000	357,500
Timothy M. Knavish	107,500	200,000	-	307,500
Pam Murphy(4)	107,500	200,000	-	307,500
Donald R. Parfet	107,500	200,000	21,329	328,829
Lisa A. Payne	137,500	200,000	-	337,500
Thomas W. Rosamilia	132,500	200,000	20,000	352,500
Robert W. Soderbery	107,500	200,000	7,734	315,234
Patricia A. Watson	132,500	200,000	1,800	334,300
(1)	This column represents the amount of cash compensation earned in fiscal 2025 for Board and Committee Chair service (whether deferred and whether the directors elected to receive restricted stock units in lieu of cash fees). It includes the Lead Independent Director fee for Mr. Keane for the fiscal year.
(2)	Values in this column represent the grant date fair value of stock awards computed in accordance with accounting principles generally accepted in the United States (U.S. GAAP), which were granted under the 2020 Long-Term Incentives Plan. On December 5, 2024, each director received 674 shares, based on the closing price of our common stock on the NYSE on that date of $297.10, with an aggregate grant date fair value of $200,000 in payment of the common stock portion of the annual retainer. The grant date for the annual retainer coincides with the date of the annual long-term incentive awards for our management team on the date of the Compensation and Talent Management Committee meeting in December. The amounts shown do not correspond to the actual value that may be realized by the directors. Directors may elect to defer the annual share awards by electing instead to receive the same number of restricted stock units. As of September 30, 2025, Messrs. Gipson, Parfet, and Soderbery had restricted stock units outstanding of 4,826, 2,162, and 1,476, respectively. These restricted stock units were granted under the 2020 Long-Term Incentives Plan and 2003 Directors Stock Plan as compensation for services as directors.
(3)	This column consists of cash dividend equivalents paid on restricted stock units for Messrs. Gipson, Parfet, and Soderbery of $23,528, $11,329, and $7,734, respectively, and the Company’s matching donations under the Company’s matching gift program for Messrs. Keane, Parfet and Rosamilia, and Ms. Watson, of $10,000, $10,000, $20,000, and $1,800, respectively. Mr. Rosamilia’s fiscal year donations were in December 2024 and June 2025, resulting in a $20,000 matching gift in fiscal year 2025. This column does not include the perquisites and personal benefits provided to each director because the aggregate amount provided to each director was less than $10,000.
(4)	Aggregate earnings in fiscal 2025 on the directors’ deferred cash compensation balance was $35,315 for Ms. Murphy. We do not pay “above market” interest on non-qualified deferred compensation; therefore, this amount is not included within All Other Compensation.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   31

EXECUTIVE COMPENSATION

COMPENSATION AND TALENT MANAGEMENT COMMITTEE REPORT

The Compensation and Talent Management Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Compensation and Talent Management Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation and Talent
Management Committee
Patricia A. Watson, Chair
Timothy M. Knavish
Lisa A. Payne
Thomas W. Rosamilia

EXECUTIVE COMPENSATION

ITEM 2.  ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Every year our shareowners have the opportunity to provide an advisory vote on our executive compensation as required pursuant to Section 14A of the Exchange Act. This advisory vote is one of many ways you can convey your views about our compensation programs and policies.

Our compensation philosophy is designed to attract, retain, and motivate executive talent and emphasize pay for performance, including the creation of shareowner value. We encourage you to read the Compensation Discussion and Analysis (CD&A) and compensation tables that follow for a detailed discussion of our compensation programs and policies. We believe our compensation programs and policies are aligned with shareowner interests and worthy of your continued support as they are supported by a strong framework of compensation governance and are effective in implementing our compensation philosophy and achieving our short-and long-term goals with the appropriate level of risk.

The following resolution will be submitted for a shareowner vote at the 2026 Annual Meeting:

“RESOLVED, that the shareowners of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers listed in the 2025 Summary Compensation Table included in the proxy statement for this meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the section entitled “Executive Compensation,” including the Compensation Discussion and Analysis, the compensation tables and other narrative executive compensation disclosures set forth under that section.”

Although this vote is not binding on the Company, the Board values your views. The Board and Compensation and Talent Management Committee will review the results of the vote and take them into consideration in addressing future compensation policies and decisions.

ITEM 2: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

32   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

NAMED EXECUTIVE OFFICERS (NEOS)

This CD&A describes our executive compensation philosophy and program, as well as the specific compensation paid during fiscal year 2025 to the five current executives shown below. We refer to these individuals as our “named executive officers,” or NEOs.

BLAKE D. MORET Chairman, President & Chief Executive Officer	CHRISTIAN E. ROTHE SVP & Chief Financial Officer	MATTHEW W. FORDENWALT SVP, Lifecycle Services	SCOTT A. GENEREUX SVP, Chief Revenue Officer	REBECCA W. HOUSE SVP, Chief People and Legal Officer & Secretary

EXECUTIVE SUMMARY

COMPENSATION PROGRAM OVERVIEW

Our compensation philosophy is designed to attract, retain, and motivate the high caliber executive talent necessary to deliver long-term and sustained performance to our shareowners, customers, and other stakeholders. The philosophy is implemented through our executive compensation programs that provide flexible and effective total compensation opportunities relative to our corporate performance and aligned with shareowner interests. We view our compensation programs as a means of communicating our goals and objectives while providing employees with motivating total rewards opportunities. Within this framework we seek to observe the following principles:

●	Attract, Retain, and Motivate High Caliber Executive Officers - Provide competitive compensation opportunities based on market data in areas where we compete for talent that allow us to attract, retain, and motivate a high caliber executive team
●	Pay for Performance - A significant portion of the executive’s compensation should be “at-risk” and linked to the executive’s individual contributions and to the Company’s performance, including delivery of financial results, culture evolution, and strategic objectives
●	Transparency - Promote transparency and understanding of our programs
●	Reinforce Succession Planning - Compensation programs support the objectives of the succession planning process for executives
●	Aligned with Company Goals and Shareowner Interests - Continual review of program offerings and designs to align and evolve with shareowner interests
●	Promotes Long-Term Growth - Compensation programs focused on long-term and sustainable growth while maintaining focus on profitability and shareowner value creation
●	Provide Limited Perquisites - Provide only limited perquisites and other personal benefits

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   33

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

Type	Element	Link to Shareowner Value	Key Features
	Base Salary	Provide market competitive cash compensation to attract and retain the best executive talent.	● Merit increases are reviewed annually, generally effective in January. ● Competitive pay based on market median, scope, experience, individual performance, and internal alignment.
	Annual Incentive	Promote, incentivize, and reward achievement of key strategic and financial performance measures.

●

NEO target award based on scope of role and responsibilities, market median, experience, individual performance, and internal alignment.

●

Cash payout based on performance against four key financial goals, plus or minus adjustments up to 10% of target incentive for performance against strategic culture goals, and payout modifiers based on performance to individual, team, segment, or Company goals.

●

Actual payouts can range from zero to 200% of target incentive.

	Long-term Incentives	Performance Shares (40%) Align interests of executives with those of our shareowners by motivating and rewarding achievement of shareowner value.

●

Stock-based incentive that, if earned, vests after three years based on Total Shareowner Return (TSR) performance relative to S&P 500 Selected GICS Groups (Capital Goods, Software & Services, Technology, Hardware, & Equipment).

●

Actual payouts can range from zero to 200% of target incentive.

		Stock Options (30%) Promote long-term value-creating actions necessary to increase the market value of our stock, as award only provides value if our stock price appreciates.	● Stock-based incentive that vests over three years in three equal annual instalments. ● Appreciation can be realized during the ten-year life of the award.
		Restricted Stock Units (30%) Promotes long-term retention, stock ownership, and alignment to shareowner interests.	● Stock-based incentive that vests over three years in three equal annual instalments.

Our performance metrics included within our incentive plans are aligned with shareowner interests with a strong focus on profitability, growth, cash generation, and strategic goals that deliver shareowner value.

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION BEST PRACTICES

We employ the following best practices to effectively manage our executive compensation program:

●

Compensation program design and annual benchmarking of executive pay levels based on data from nationally recognized compensation consulting firms and peers as explained below

●

Rigorous executive stock ownership requirements

●

Overseen by independent directors with significant experience and knowledge of the drivers of our long-term performance

●

Incentive compensation clawback policy for all our officers

●

Annual assessment of compensation plan risk

●

Incentive targets reward improved year-over-year and long-term financial performance

●

Balanced use of absolute and relative performance incentive metrics

●

No employment agreements with officers

●

Limited use of change of control agreements, including no excise tax gross-ups, with a double-trigger requirement for equity vesting

●

Limited use of perquisites

●

Annual review of compensation consultant independence and performance

SHAREOWNER SUPPORT ON EXECUTIVE COMPENSATION

At our 2025 Annual Meeting of Shareowners our shareowners voted in favor of our executive compensation programs on an advisory basis. In 2025, we engaged with shareowners to discuss our executive compensation program and feedback from those discussions was presented to the Compensation and Talent Management Committee (“Committee”). Based on the voting results and the feedback from the shareholder discussions, we did not make any material changes to our program.

2025 FINANCIAL PERFORMANCE HIGHLIGHTS

The table below demonstrates the year-over-year results for certain of our financial measures, including the non-GAAP measures (organic sales growth, Adjusted EPS, and free cash flow) and key metric (organic annual recurring revenue (ARR) growth) used in our annual incentive plan. See Other Information and Supplemental Financial Information sections below for the reconciliation of these non-GAAP measures to our externally reported results, including a discussion of how we calculate these non-GAAP measures and key metric and why we believe they are useful to investors.

SALES GROWTH (As Reported)	ORGANIC SALES GROWTH (Non-GAAP)	DILUTED EPS (As Reported)	ADJUSTED EPS (Non-GAAP)

CASH PROVIDED BY OPERATING ACTIVITIES (As Reported in $M)	FREE CASH FLOW (Non-GAAP in $M)	ORGANIC ANNUAL RECURRING REVENUE GROWTH (Key Metric)

In fiscal 2025, the company delivered strong financial, operational, and strategic results through disciplined execution, pricing rigor, and a continued focus on productivity, including:

●	Reported and organic sales up 1% year over year;
●	Total and organic annual recurring revenue (ARR) up 8% year over year;
●	GAAP measures: pretax margin of 11% and diluted EPS of $7.67 which was reduced by $1.88 of accounting adjustments and one-time charges;
●	Segment operating margin of 20.4%, up 110 basis points year over year and includes ~$325 million benefit from cost reduction and margin expansion actions;
●	Adjusted EPS of $10.53, up 7% year over year; and
●	Free cash flow of $1,358 million, up 113% year over year, and conversion of 114%.

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

ALIGNING PAY WITH PERFORMANCE

Rockwell Automation has a long-standing and strong orientation toward pay for performance in its executive compensation program. We maintain this orientation throughout economic cycles that may cause fluctuation in our operating results and compensation outcomes. The fiscal 2025 compensation of our NEOs, as explained in the Fiscal 2025 Compensation Decisions section below, aligns with our annual and long-term performance and shareowners’ interests including:

●	No change in base salary for our NEOs during fiscal 2025 consistent with our focus on cost reduction and margin expansion actions that began in fiscal 2024.
●	For Fiscal 2025, participants in our annual incentive plan, including our NEOs, earned an annual incentive payout of 95.7%, reflecting strong performance against our financial targets and strategic culture goals. This includes exceeding our productivity target for the full fiscal year and mitigating the impact of tariffs on Adjusted EPS.
●	TSR performance for the period October 1, 2022 through September 30, 2025 at the 35th percentile of our comparator group resulting in 70% of target performance shares granted on December 9, 2022 being earned.

As the world’s largest company dedicated to industrial automation and digital transformation, we bring the Connected Enterprise® to life. We understand and simplify our customers’ complex production challenges and deliver solutions that combine advanced technology with deep industry expertise. As a result, we enable our customers to transform their operations, build resilience, empower their workforce and become more sustainable. Our strategic growth framework outlines how we will deliver accelerated growth continuing to transform our company to meet stakeholder expectations over the longer term:

●	Achieve faster secular growth in core markets driven by customers’ needs for greater resiliency (including cybersecurity), agility, sustainability, and solutions to address labor shortages;
●	Grow share and create new ways to win through technology differentiation, industry focus, go to market acceleration, expanded offerings and new market;
●	Achieve 1% average annual growth in ARR;
●	Add 1% average annual growth from acquisitions; and
●	Deliver profitable growth within a disciplined financial framework.

We believe:

●	Our employees’ knowledge of our customers and their applications and our technology are key factors that contribute to the success of our long-term business strategy.
●	It is important to align the compensation of our leadership with our long-term business strategy. Our short- and long-term incentive plans focus the management team’s efforts in the areas that are critical to the success of our long-term business strategy.
●	The quality of our leadership has a direct impact on our performance and success.
●	A significant portion of an executive’s compensation should be variable. The variable portions of our annual incentive plan (ICP) and long-term incentives (LTI) are directly linked to our performance and the creation of shareowner value. As shown in the charts below, 92% of the CEO’s target compensation, and approximately 82% of the other NEOs’ target compensation, was compensation at-risk in fiscal 2025:

CEO 2025	OTHER NEOs 2025

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION REVIEW PROCESS

The table below outlines the typical timing and annual review process that our Committee follows.

JUNE	AUGUST OR SEPTEMBER	OCTOBER OR NOVEMBER	DECEMBER
Review market trends and practices. Review incentive plans to ensure they continue to align with the Company’s strategy.	Review peer group and compensation risk. Approve changes to next fiscal year’s incentive design, if warranted.	Review market data and tally sheets for the NEOs. Determine performance share payouts for performance period just ending.	Finalize annual compensation decisions: ICP payout for the performance period just ending, base pay for the coming year, ICP targets for next fiscal year, and LTI awards for the performance period just beginning.

The Committee may deviate from this timing to make compensation changes regarding executives who are promoted or hired during the year or to respond to other events that require decisions on a different timetable.

Willis Towers Watson, the Committee’s independent compensation consultant, the CEO, and certain other executives assist the Committee with its review of compensation of our officers. The CEO does not participate in discussion regarding his own compensation.

USE OF INDEPENDENT CONSULTANTS AND ADVISORS

The Committee engaged Willis Towers Watson, an executive compensation consulting firm, as its independent compensation consultant during 2025. Willis Towers Watson reports directly to the Committee and the Committee has sole authority to negotiate the terms of service. Willis Towers Watson provided advice on compensation trends and market information to assist the Committee in fulfilling its duties, including the following:

●	Review executive compensation strategy and programs and suggest changes to be considered to improve effectiveness;
●	Provide market data and trends and how they impact our executive compensation program;
●	Advise Company on setting CEO pay and other executive compensation;
●	Review materials and attend Committee meetings at the request of the Committee; and
●	Advise the Committee on best practices for governance of executive compensation as well as areas of possible concern or risks in the Company’s compensation program.

During fiscal 2025, Willis Towers Watson was paid approximately $135,000 for executive compensation advice, other services to the Committee, director compensation advice, and other services to the Board Composition and Corporate Governance Committee. During such time, Willis Towers Watson was also paid approximately $3,005,000, of which $2,575,000, or 86%, was for core actuarial services and $430,000, or 14%, was for other human resources services to the Company and its benefit plans. The engagements for these other services were recommended by the management team and approved by the Committee.

The Committee reviewed the Company’s relationship with Willis Towers Watson and concluded that Willis Towers Watson is independent and its relationship with the Company does not raise any conflict of interest.

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

PEER GROUP

The Committee believes it is important to clearly understand relevant compensation-related market pay practices for executive talent to inform its decision-making and to ensure that our executive compensation program supports our recruitment and retention needs. The compensation review process incorporates the prevalent market practice of using a defined peer group for benchmarking NEO pay levels and practices. Reflecting our growth in information technology and industrial operational technology software solutions, we incorporate specific industry sectors as part of the selection process for a relevant benchmark to our labor market for executive talent.

Following an annual review of our Compensation Peer Group, led by Willis Towers Watson, the Committee removed VMware from the peer group as it was acquired by Broadcom. No other changes to the peer group were made. Our fiscal 2025 Compensation Peer Group included the following 18 companies:

2025 COMPENSATION PEER GROUP
AMETEK, Inc. Amphenol Corporation Autodesk Corning Incorporated Dover Corporation Eaton Corporation plc Emerson Electric Co. Fortive Corporation Intuit Inc.	Keysight Technologies, Inc. NetApp, Inc. Palo Alto Networks Parker-Hannifin Corporation Seagate Technology, PLC Synopsys, Inc. TE Connectivity Trimble Inc. Zebra Technologies Corporation
Peer Group Selection Criteria
● Revenue (approximately .5 to 2.0 times our revenue)
● Industry business focus:
● Industrial machinery,
● Electrical components and manufacturing services, and
● Technology hardware and software
● Market capitalization reviewed and considered
Percentile Positioning Relative to Peers

		58th REVENUE	40th MARKET CAPITALIZATION

We also consider broader market data in setting each element of our NEOs’ and other officers’ compensation. In particular, the Committee reviewed custom industry market data from the results of surveys provided by Willis Towers Watson and Aon. This custom benchmarking includes specific industry sectors that best represent our labor market, size-adjusted based on revenue to yield an index of approximately 200 companies. The Company is near the median revenue of both this broader-based benchmark group and the Compensation Peer Group (collectively, the “Peer Groups”).

We believe our compensation review process provides information for management and the Committee to determine appropriate target compensation opportunities for our NEOs based on where we compete for talent and aligns with best practices in the market. This process provides flexible and effective total compensation opportunities relative to our corporate performance and aligned with shareowner interests.

USE OF TALLY SHEETS

We consider the total compensation (earned or potentially available) for each NEO in establishing each element of compensation. As part of our compensation review process, the management team presents to the Committee a total compensation review or “Tally Sheet”. This review encompasses three years of all elements of compensation, including base salary, annual incentives, realized value of LTI awards, and retirement benefits. We also review each NEOs’ Company stock ownership as well as potential termination payments. Based upon the results of this analysis, the Committee concluded that our compensation programs are in line with our compensation philosophy.

ROLE OF MANAGEMENT

The Committee assesses the performance of the CEO and sets the CEO’s compensation in executive session without the CEO present. The CEO reviews the performance of our other officers, including the other NEOs, with the Committee and makes recommendations regarding each element of their compensation for the Committee’s review and approval. The Committee and the CEO are assisted in their review by Willis Towers Watson and the Senior Vice President, Chief People & Legal Officer. The other NEOs do not play a role in their own compensation determinations other than discussing their performance with the CEO.

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

FISCAL 2025 COMPENSATION DECISIONS

BASE SALARY

The Committee reviews base salaries for our officers on an annual basis, as well as at time of hire, promotion, or other change of responsibilities.  In determining our NEOs’ base salaries, the Committee considers:

●	Our Peer Groups’ benchmarks and external market factors;
●	Our performance and each NEO’s performance compared to operating and leadership objectives;
●	Scope of role, experience, skills, and internal equity among the NEOs; and
●	Salary increase plans for other employees.

There were no salary changes for our NEOs during fiscal 2025 consistent with our focus on cost reduction and margin expansion actions that began in fiscal 2024.

Name	2024 Year-End Base Salary ($)	2025 Year-End Base Salary ($)	% Change
Blake D. Moret	1,210,456	1,210,456	—%
Christian E. Rothe	800,000	800,000	—%
Matthew W. Fordenwalt	600,000	600,000	—%
Scott A. Genereux	644,280	644,280	—%
Rebecca W. House	663,624	663,624	—%

ANNUAL INCENTIVE COMPENSATION

We provide annual incentive opportunities to our NEOs under our ICP.

NEO TARGETS

At the start of each fiscal year, or upon hire or promotion, we establish for each executive an annual incentive compensation target equal to a percentage of the individual’s base salary effective as of the fiscal year-end period. For the NEOs, the target is based on our Peer Groups’ benchmark with adjustments to reflect internal equity and other subjective factors.

The table below summarizes the fiscal 2025 annual targets for our NEOs eligible for fiscal 2025 ICP awards which can range from zero to 200% of target incentive, in line with our pay for performance orientation.

Name	Annual Incentive Target % of Base Salary
Blake D. Moret	150%
Christian E. Rothe	100%
Matthew W. Fordenwalt	80%
Scott A. Genereux	80%
Rebecca W. House	80%

2025 ICP MEASURES AND GOALS

The Committee annually reviews the compensation measures and weightings and our fiscal 2025 ICP was designed to reward our executives for achieving the Company’s financial goals. The following table indicates the fiscal 2025 ICP financial measures and weightings for assessment of Company-wide financial performance for all the NEOs:

2025 ICP COMPONENTS/WEIGHTING

PAYOUT TRIGGER: Fiscal year 2025 Adjusted EPS must be above $9.20 for any payout

Organic ARR, sales growth, Adjusted EPS, and free cash flow directly link incentive metrics to key Company financial goals with a balance between sales, earnings, and capital management. The Committee uses the Company’s annual operating plan as the basis for setting our financial goals under our incentive compensation plans. As shown in the table below, fiscal 2025 target goals were set at 4.8% organic sales growth, Adjusted EPS of $10.60 (9% increase from fiscal 2024), 12% organic ARR growth, and $1.2 billion of free cash flow. The Committee determined that meeting these goals would require significant effort and achievement on the part of the management team and all Company employees in the continued execution of our strategy. Moreover, the Committee determined that no payments would be made under the ICP if Adjusted EPS was less than $9.20, regardless of performance against any of the other financial goals.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   39

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

On an annual basis the Committee evaluates whether any adjustments to the calculation of the ICP financial measures are appropriate for items such as acquisitions or legal settlements that were not anticipated at the time the goals were set. See Other Information and Supplemental Financial Information sections below for the reconciliation to our externally reported results.

In recognition of the critical role that culture plays in the Company’s success, our fiscal 2025 ICP also included a possible adjustment based on strategic Company goal performance tied to the evolution of our culture, which includes four tenets:

●	Strengthen our commitment to integrity, diversity, and inclusion;
●	Be willing to compare ourselves to the best alternatives;
●	Increase the speed of decision making; and
●	Have a steady stream of fresh ideas.

A positive or negative ten percent adjustment to the fiscal 2025 ICP payout could be applied based on the CEO and Committee’s assessment of progress made on the strategic culture goals. Additionally, the Committee can adjust the NEO payout based on individual, team, segment, or Company performance negatively to zero or positively up to two times the NEO’s target annual incentive amount.

2025 PERFORMANCE AND PAYOUT RESULTS

The following table shows the 2025 financial goals used to determine award payouts under our ICP for fiscal 2025 and our performance compared to the goals as explained above. In fiscal year 2025, the company also navigated tariff-related challenges and executed a productivity plan to enhance operational performance, resulting in approximately $325 million benefit from cost reduction and margin expansion actions. We continued to make meaningful progress in strengthening our four cultural tenets, notably by fostering a more engaging work environment and strengthening employee capabilities through our return-to-office initiatives and targeted training programs. In recognition of the significant impact these efforts had on our FY25 results—and their strategic importance for future performance—the Committee, upon recommendation from our CEO, approved a positive adjustment of 10% of target ICP payouts, as indicated below. This resulted in a fiscal 2025 incentive plan earned payout percentage of 95.7%, prior to the application of individual, team, or segment-level adjustments.

Financial Measure(1)	Threshold 25% Payout	Target 100% Payout	Maximum 200% Payout	Weighting	Payout Result Percentage
Adjusted EPS for ICP				40%	32.8%
Organic Sales Growth				25%	12.9%
Organic ARR Growth				15%	0.0%
Free Cash Flow for ICP				20%	40.0%
		ICP earned payout percentage for financial measures			85.7%
		Adjustment based on achievement of strategic culture goals and Company performance			10.0%
		Fiscal 2025 incentive plan earned payout			95.7%

Payout Trigger: Adjusted EPS for ICP must be above $9.20 for any ICP payout.

(1)	Adjusted EPS for ICP, organic sales growth, and free cash flow for ICP are non-GAAP measures, and organic ARR growth is a key metric. See Other Information and Supplemental Financial Information sections below for the reconciliation of these non-GAAP measures to our externally reported results.

40   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The following table includes the fiscal 2025 incentive payment calculations for our NEOs.

Name	Fiscal Year End Base Salary ($)	X	Annual Incentive Target % of Base Salary (%)	X	Fiscal 2025 Incentive plan earned payout (%)	=	Fiscal 2025 Incentive Payments ($)
Blake D. Moret	1,210,456		150%		95.7%		1,737,610
Christian E. Rothe	800,000		100%		95.7%		765,600
Matthew W. Fordenwalt	600,000		80%		95.7%		459,360
Scott G. Genereux	644,280		80%		95.7%		493,261
Rebecca W. House	663,624		80%		95.7%		508,071

LONG-TERM INCENTIVES (LTI)

The principal purpose of our long-term incentives is to reward management for creating shareowner value and to align the financial interests of management and shareowners. The creation of shareowner value is important not only in absolute terms, but also relative to the value created as compared to other investment alternatives available to our shareowners. The Committee approves the annual LTI award for the CEO. The CEO recommends and the Committee approves annual LTI awards for other executive officers, including the other NEOs, on an individual basis. The CEO also recommends and the Committee approves the aggregate annual LTI award pool for all other employees.

As a critical element of our executive compensation program, at-risk long-term incentives make up the largest component of total pay for our NEOs. In fiscal 2025, the LTI program for executives continues to include total award value distributed among stock options, performance shares, and restricted stock in the following proportions:

2025 LTI COMPONENTS/WEIGHTING

The distribution of annual LTI by award type is based on our review of the market practices of our Peer Groups, our pay for performance philosophy, and a strong emphasis on creating shareowner value and attracting and retaining talent.

We generally make annual LTI awards near the beginning of each fiscal year at the same time the Committee performs its annual management performance evaluation and makes other compensation decisions. Annual LTI awards for officers occur on the same date as annual LTI awards for our other employees and our Board of Directors. As the grant date for our annual LTI awards generally occurs on the day the Committee meets in the first quarter of our fiscal year, the grant date is set in advance when the schedule of Committee meetings is arranged. We do not grant LTI awards in anticipation of the release of material non-public information. Similarly, we do not time the release of information based on LTI award grant dates.

We occasionally make LTI awards to new executives as they are hired or current executives when promoted or to address retention during the year. These awards are approved by the Committee, and the award date is the date the award is approved or, if later, the start date for a new executive or promotion.

In determining the fiscal 2025 annual LTI awards for the NEOs, the following factors were considered:

●	Information on each NEO’s total compensation compared to the compensation for similar positions at the companies in the Peer Groups;
●	Internal comparisons with other officers;
●	Historical information regarding the NEOs’ long-term compensation opportunities; and
●	Individual past and expected future contributions to our longterm performance.

The following table includes the aggregate grant date fair value of awards granted in fiscal 2025. These amounts were determined using the valuation method described in the Grants of Plan-Based Awards Table and may not correspond to the actual value that may be realized by the NEOs. The awards reflect the Committee’s assessment of leadership and competencies demonstrated and performance in the role and position to market benchmarks of our Peer Groups. Our annual LTI award components are explained below.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   41

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Name	Fiscal Year 2025 LTI ($)
Blake D. Moret	11,000,431
Christian E. Rothe	3,200,528
Matthew W. Fordenwalt	2,500,565
Scott A. Genereux	2,200,320
Rebecca W. House	2,200,320

STOCK OPTIONS

We believe that stock options are an appropriate vehicle to reward management for increases in shareowner value, as they provide no value unless our share price increases above the grant date exercise price. The stock option grants vest in three equal increments one, two, and three years after the grant date, and have a 10-year life. The exercise price of all stock options is the fair market value of our stock at the close of trading on the date of the grant (the exercise price for stock options granted during fiscal 2025 was $297.10, the closing price on December 5, 2024). We do not reprice stock options, and it is prohibited by our long-term incentive plan.

PERFORMANCE SHARES

Performance shares are designed to reward management for our relative TSR performance compared to our benchmarks over a three-year period. The payouts of performance shares granted will be made in shares of our common stock or cash, as determined by the Committee, and will range from 0% to 200% of the target number of shares awarded. The unvested performance shares are not eligible for dividends.

For performance shares, the relative performance benchmark group index includes companies that are aligned with the Company’s strategic direction as indicated below. The payout formula, as summarized below, aligns closely to our Compensation Peer Groups’ prevalent practices to ensure we can attract and retain talent. The number of shares earned will be interpolated for results between those percentiles. If performance shares are earned but absolute TSR is negative, the number of shares earned will be capped at target.

	Threshold	Target	Maximum
Rockwell Automation TSR Performance Relative to S&P 500 Selected GICS Group (Capital Goods, Software & Services, Technology, Hardware & Equipment) over a Three-Year Period	25th Percentile	50th Percentile	75th Percentile
Percent of Target Shares Earned	50%	100%	200%

2023-2025 PERFORMANCE SHARE PAYOUT RESULTS

For the performance period from October 1, 2022, to September 30, 2025, our three-year TSR of 54.7% was at the 35th percentile of the companies in the S&P 500 Selected GICS Groups including Capital Goods, Software & Services, Technology, Hardware & Equipment companies, resulting in 70% of the target number of performance shares being earned. We use the 20-trading day average trading price of our common stock ending September 30 to determine the starting and final price for the calculation of TSR.  See footnote 4 to the Outstanding Equity Awards at Fiscal Year-End Table for information about the number of shares earned by four of our NEOs that received an award on December 9, 2022.

We believe the payout history of our long-term incentive plan demonstrates our pay for performance philosophy and our emphasis on long-term incentives that are aligned with the interest of shareowners.

RESTRICTED STOCK UNITS

We grant restricted stock units primarily to attract and retain high quality executives and to align with shareowner interests.

We grant restricted stock units that vest in three equal increments at one, two, and three years after the grant date. The restricted stock units accrue dividend equivalents that are paid in cash upon vesting of the underlying shares. We believe this approach aligns to prevalent market practice and positions us to attract and retain talent.

PERQUISITES

During fiscal 2025, our officers received very limited perquisites that included personal liability insurance, annual physicals, and, if applicable, recreational activities at Board retreats, relocation assistance, expatriate benefits, and limited personal use of Company plane and entertainment suites. Upon retirement, officers may elect to continue the personal liability insurance coverage at their own expense. For more information on our NEO perquisites during fiscal 2025, see the All Other Compensation Table below.

OTHER

Our NEOs receive the same benefits as other eligible U.S. salaried employees. They participate on the same basis as other eligible U.S. salaried employees in our health and welfare plans, pension plan and 401(k) savings plan, and patent recognition program. Our non-qualified pension and savings plans use the same formulas as our qualified plans and provide benefits that may not be paid under our qualified plans due to limitations under the Internal Revenue Code of 1986, as amended (the “Code”). Our deferred compensation plan offers investment measurement options similar to those in our 401(k) savings plan and does not have any guaranteed rates of return.

42   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION RISK ASSESSMENT

The Committee engages Willis Towers Watson annually to conduct a review of our executive compensation programs relative to the potential for incentives to motivate excessive risk-taking in a way that could materially affect the Company. Willis Towers Watson reviews the measures used in each program, the target-setting process, and the overall governance of our compensation plans. The 2025 review concluded that we have strong governance procedures and that our plans do not present a material risk to the Company or encourage excessive risk-taking by participants.

Willis Towers Watson determined our executive compensation programs do not encourage our executives to take excessive risk due to, among many considerations, the following plan design elements:

●

Our ICP provides a balance among organic sales and ARR growth, earnings, and cash flow performance, limiting the effect of over-performance in one area at the expense of others

●

Payouts under our ICP are capped at twice the NEO’s ICP target, limiting excessive rewards for short-term results

●

Our recoupment policy and clawback agreements mitigate against excessive risk taking

●

The Committee can reduce or withhold an incentive payment if it determines that the executive has caused the Company to incur excessive risk

●

A majority of the total direct compensation for our NEOs is in the form of long-term incentives

●

Our mix of equity award types appropriately motivates long-term performance

●

A majority of our equity awards vest over a period of several years, which encourages a long-term focus

●

Our NEOs are subject to stock ownership requirements, which align their long-term interests with the interests of our other shareowners

OTHER COMPENSATION POLICIES

CHANGE OF CONTROL AND SEVERANCE

We have change of control agreements with each of the NEOs and certain other officers. Our current agreements are effective if there is a change of control (as defined in the agreements) on or before September 30, 2028. These agreements are reviewed and renewed every three years.

For a description of the purpose and value of the change of control agreements, see “Potential Payments Upon Termination or Change of Control.”

We do not have severance agreements in place with the NEOs for terminations other than those covered by our change of control agreements. However, we have at times entered into severance agreements with executives in connection with the termination of their employment, with the terms and conditions depending upon the individual circumstances of the termination, the transition role we expect from the executive, and the Company’s best interests.

STOCK OWNERSHIP POLICY

We believe our focus on pay for performance is sharpened by aligning the long-term financial interests of our officers with those of our other shareowners. Accordingly, our stock ownership policy sets the following minimum ownership requirements for our officers. Our policy requires the following ownership requirements:

Common Stock Market Value (Multiple of Base Salary)
Chief Executive Officer	6
Senior Vice President Officers	3
Vice President Officers	1.5

Officers must meet the ownership requirement within five years. There is also a hold-until-met requirement that prohibits an officer below the ownership guideline from selling his or her shares of stock, except for sales to cover taxes, the exercise price of stock options, and transaction costs. In addition, the policy expressly encourages officers to use Rule 10b5-1 trading plans for transactions involving sales of Company common stock.

Our stock ownership policy includes shares owned directly (including restricted stock units) or through our savings plans (including share equivalents under our non-qualified savings plans) when determining whether an officer meets the ownership requirements. We exclude stock options or performance share units when considering ownership.

As of September 30, 2025, all NEOs met the stock ownership requirements.

OFFICER TRADING RESTRICTIONS

Under our trading procedures, an officer may not engage in any transactions involving Company securities, including gifts and option exercises, without first obtaining pre-clearance of the transaction from our Chief Legal Officer or Assistant Secretary. Generally, trading is only permitted during announced trading periods. Employees subject to trading restrictions, including officers, may enter into a trading plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that would allow trades outside a trading period. Our policy on Rule 10b5-1 trading plans requires (i) plans to be entered into during an open trading window, (ii) trades to occur during a trading window unless the plan uses a limit price or is used to pay taxes on equity vesting outside a window, (iii) a minimum 90-day wait before the first trade can occur, and (iv) Company approval. Plans can be amended only during an open trading window and cannot be terminated except in extraordinary circumstances, subject in both cases to approval by our Chief Legal Officer.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   43

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

We also have an anti-hedging policy that prohibits employees from engaging in any transaction that is designed or intended to hedge or otherwise limit exposure to decreases in the market value of Company stock, and an anti-pledging policy that prohibits officers from pledging Company securities.

RECOUPMENT POLICY, CLAWBACKS, AND OTHER POST-EMPLOYMENT PROVISIONS

Our updated recoupment (clawback) policy was adopted by our Board effective as of October 1, 2023, with changes made in accordance with the SEC rules adopted to implement requirements of the Dodd-Frank Act. The policy applies to current and former officers subject to Section 16 of the Exchange Act and includes a three-year lookback for incentive compensation from the time of a material restatement if a recoupment is required. Under the policy, in the event of a restatement of our consolidated financial statements, whether at fault or otherwise, the Committee will, if applicable, require reimbursement or payment to us of the excess amount of any incentive compensation received by the officer during the three fiscal years preceding the earlier to occur of (i) the date on which the Company determines, or reasonably should have determined, such restatement is required or (ii) the date a court, regulator, or other legally authorized body directs the Company to prepare such restatement, over the amount of incentive compensation that would have been received by the officer had it been based on the restated financial statements.

The Committee believes that the Company’s clawback policy is in keeping with good standards of corporate governance and mitigates the potential for excessive risk taking by Company executives.

Additionally, our equity award agreements contain certain post-employment restrictive covenants, including two-year non-competition and non-solicitation covenants, that give the Company the right in certain jurisdictions, in the event of a breach, to recoup the gain on any shares of Company common stock acquired during the two years before the date of the officer’s retirement or other termination of employment.

DEDUCTIBILITY

The Tax Cuts and Jobs Act of 2017 enacted significant changes to Section 162(m) of the Code, including the repeal of the “performance-based” compensation exemption and the expansion of the definition of “covered employees”. As a result of these changes, we expect that compensation to NEOs in excess of $1 million will not be deductible by the Company unless it qualifies for limited transition relief that applies to certain arrangements in place as of November 2, 2017, that have not been materially modified.

44   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation of each of the NEOs for the fiscal years ended September 30, 2025, 2024, and 2023.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)
Blake D. Moret President & Chief Executive Officer	2025	1,210,456	0	7,700,421	3,300,010	1,737,610	1,403,433	49,777	15,401,707
	2024	1,210,456	0	7,700,286	3,300,061	0	4,196,718	23,283	16,430,804
	2023	1,198,817	0	7,000,325	3,000,013	3,006,773	2,519,169	39,923	16,765,020
Christian E. Rothe Senior Vice President & Chief Financial Officer	2025	800,000	250,000	2,240,479	960,049	765,600	0	22,139	5,038,267
	2024	95,019	500,000	1,000,069	1,000,078	0	0	37,475	2,632,641
Matthew W. Fordenwalt Senior Vice President, Lifecycle Services	2025	600,000	0	1,750,495	750,070	459,360	269,884	35,514	3,865,323
Scott A. Genereux Senior Vice President, Chief Revenue Officer	2025	644,280	0	1,540,281	660,039	493,261	0	54,765	3,392,626
	2024	644,280	0	1,540,343	660,047	0	0	97,442	2,942,112
	2023	638,085	0	1,750,231	750,042	853,542	0	63,923	4,055,823
Rebecca W. House Senior Vice President, Chief People & Legal Officer & Secretary	2025	663,624	0	1,540,281	660,039	508,071	0	83,982	3,455,997
	2024	663,624	0	1,540,343	660,047	0	0	84,939	2,948,953
	2023	657,243	0	2,100,434	900,004	879,169	0	57,270	4,594,120
(1)	Amount in this column represents the cash sign-on bonus paid in 2024 upon hire and paid in 2025 on his six-month anniversary of hire with both payments inclusive of two-year clawback upon certain terminations for Mr. Rothe.
(2)	Amounts in this column represent the grant date fair value of restricted stock units and performance share awards granted calculated in accordance with U.S. GAAP. The grant date fair value of restricted stock units was $297.10, $265.20, $279.50, and $259.81 per share for December 5, 2024, August 19, 2024, December 4, 2023, and December 9, 2022, respectively. Performance share awards are valued at the target number of shares with a grant date fair value of $387.72, $295.06, and $340.77 for 2025, 2024, and 2023, respectively. The assumptions applicable to these valuations are set forth in Note 13, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025. The amounts shown may not correspond to the actual value that may be realized by the NEOs. If the performance share awards are valued at two times the target number of shares (the maximum potential payout), then for fiscal 2025 the stock award amount would increase by $4,400,234, $1,280,251, $1,000,318, $880,124, and $880,124 for Messrs. Moret, Rothe, Fordenwalt and Genereux, and Ms. House, respectively. For additional information on awards made in fiscal 2025, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table.
(3)	Amounts in this column represent the grant date fair value of option awards granted calculated in accordance with U.S. GAAP. The grant date fair value was $93.49, $80.71, $85.91, and $77.62 per share for December 5, 2024, August 19, 2024, December 4, 2023, and December 9, 2022, respectively. The assumptions applicable to these valuations are set forth in Note 13, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025. The amounts shown may not correspond to the actual value that may be realized by the NEOs. For additional information on awards made in fiscal 2025, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   45

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

(4)	This column represents amounts paid under our ICP for performance in the fiscal year. For more information about our ICP, see the “Compensation Discussion and Analysis” and Grants of Plan-Based Awards Table.
(5)	We do not pay “above market” interest on non-qualified deferred compensation; therefore, this column reflects changes in pension values only. Messrs. Moret and Fordenwalt participate in two pension plans with the same requirements and benefits as other employees hired or rehired before July 1, 2010. The changes in pension value amounts for each year and for each NEO represent the difference from September 30 of the prior year to September 30 of each year in the actuarial present value of the NEOs accrued pension benefit at their unreduced retirement age under our qualified and non-qualified pension plans. These amounts are based on benefits provided by the plan formula and converted to a present value using a discount rate which was 5.35% in fiscal 2025, 5.10% in fiscal 2024, and 6.10% in fiscal 2023. For information on the formula and assumptions used to calculate these amounts, see the Pension Benefits Table. Messrs. Rothe and Genereux and Ms. House do not participate in the qualified and non-qualified pension plans as they were hired after the plans were closed to new participants (July 1, 2010).
(6)	This column represents the Company matching contributions for the NEOs under our savings plans, a non-elective contribution (NEC) of 4% for Mr. Rothe and 5% for Mr. Genereux and Ms. House, and perquisites provided to Messrs. Moret and Fordenwalt and Ms. House. For further information, see Pension Benefits Table and Non-Qualified Deferred Compensation sections below. The aggregate amount of personal benefits and perquisites provided to each NEO during fiscal 2025, 2024, and 2023 was less than $10,000 (except for Mr. Moret in 2025, 2024, and 2023, Mr. Fordenwalt and Ms. House in 2025, and Mr. Rothe in 2024) and, therefore, is not included in All Other Compensation. See All Other Compensation Table for more information.

ALL OTHER COMPENSATION TABLE

The following table describes each element of the All Other Compensation column in the Summary Compensation Table for fiscal 2025.

Name	Value of Company Contributions to Plans(1) ($)	Perquisites(2) ($)	Total(3) ($)
Blake D. Moret	12,250	37,527	49,777
Christian E. Rothe	22,139	—	22,139
Matthew W. Fordenwalt	21,000	14,513	35,513
Scott A. Genereux	54,765	—	54,765
Rebecca W. House	56,408	27,574	83,982
(1)	This column includes the Company matching contributions to all the NEOs’ 401(k) savings plan and non-qualified savings plan accounts, and for Messrs. Rothe and Genereux and Ms. House, an NEC of $11,692, $32,214, and $33,181, respectively, as they were hired after July 1, 2010. For further information, see Pension Benefits Table and Non-Qualified Deferred Compensation sections below.
(2)	The aggregate amount of personal benefits and perquisites provided to Messrs. Rothe and Genereux during fiscal 2025 was less than $10,000 and, therefore, is not included in All Other Compensation. Amounts included in this column for Mr. Moret include $25,460 of personal use of the Company plane by Mr. Moret, his spouse, and other family members and other expenses related to personal liability insurance, entertainment suites used for personal use, and recreational activities at one Board retreat calculated at the incremental cost to the Company. The incremental cost of the Company plane is calculated by taking total variable costs divided by total flight hours and imputed for income tax purposes. Amounts included in this column for Mr. Fordenwalt and Ms. House were related to executive physicals, costs for personal liability insurance, entertainment suites used for personal use, and recreational activities at one Board retreat calculated at the incremental cost to the Company.
(3)	To the extent dividends were paid or accrued on long-term incentive awards, they are not included as those amounts were factored into the grant date fair value of those awards.

46   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS TABLE

GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information about equity and non-equity awards made to the NEOs in fiscal 2025.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards(4): Number of Shares of	All Other Option Awards(5): Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock
Name	Grant Type	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)	Underlying Options (#)	Option Awards(6) ($ / Sh)	and Option Awards(7) ($)
Blake D. Moret	Incentive Compensation		0	1,815,684	3,631,368
	Performance Shares	12/5/2024				0	11,349	22,698				4,400,234
	Restricted Stock Units	12/5/2024							11,108			3,300,187
	Stock Options	12/5/2024								35,298	297.10	3,300,010
Christian E. Rothe	Incentive Compensation		0	800,000	1,600,000
	Performance Shares	12/5/2024				0	3,302	6,604				1,280,251
	Restricted Stock Units	12/5/2024							3,232			960,227
	Stock Options	12/5/2024								10,269	297.10	960,049
Matthew W. Fordenwalt	Incentive Compensation		0	480,000	960,000
	Performance Shares	12/5/2024				0	2,580	5,160				1,000,318
	Restricted Stock Units	12/5/2024							2,525			750,178
	Stock Options	12/5/2024								8,023	297.10	750,070
Scott A. Genereux	Incentive Compensation		0	515,424	1,030,848
	Performance Shares	12/5/2024				0	2,270	4,540				880,124
	Restricted Stock Units	12/5/2024							2,222			660,156
	Stock Options	12/5/2024								7,060	297.10	660,039
Rebecca W. House	Incentive Compensation		0	530,899	1,061,798
	Performance Shares	12/5/2024				0	2,270	4,540				880,124
	Restricted Stock Units	12/5/2024							2,222			660,156
	Stock Options	12/5/2024								7,060	297.10	660,039
(1)	In fiscal 2025, annual equity grants were made to NEOs on December 5, 2024.
(2)	These columns show the potential value of the cash payout for each NEO under the ICP for fiscal 2025 if the threshold, target and maximum goals are met. For each NEO an incentive compensation target equal to a percentage of the individual’s base salary is set at the beginning of the year or upon hire. Amounts shown are based on base salary on September 30, 2025 and reflect the annual incentive prorated for time worked during the fiscal year. Actual ICP payments may be higher or lower than the target based on Company financial and operating performance and individual performance. The Committee has discretion to change the amount of any award regardless of whether the goals are met, and payouts are capped at twice the individual’s ICP target.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   47

EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS TABLE

(3)	These columns show the threshold, target and maximum payouts under performance shares awarded during fiscal year 2025. The payout in respect of these performance shares will be made in shares of our common stock and/or cash in an amount determined based on the TSR of our common stock, assuming reinvestment of all dividends, compared to the performance of companies in the S&P 500 Selected GICS Groups (Capital Goods, Software & Services, Technology, Hardware & Equipment) for the period from October 1, 2024 to September 30, 2027, if the individual continues as an employee until the third anniversary of the grant date (subject to provisions relating to the grantee’s death, disability, retirement, or a change of control of the Company). The payouts will be at zero, the target amount and the maximum amount if our TSR is equal to or less than the 25th percentile, equal to the 50th percentile, and equal to or greater than the 75th percentile of the TSR of companies in the S&P 500 Selected GICS Groups (Capital Goods, Software & Services, Technology, Hardware & Equipment), respectively, over the applicable three-year period, with the payout interpolated for results between those percentiles. We use the 20-trading day average trading price of our common stock ending September 30 to determine the starting price and the final TSR. The potential value of a payout will fluctuate with the market value of our common stock.
(4)	This column shows the number of restricted stock units granted in fiscal 2025 to the NEOs. The grant date fair value of restricted stock units was $297.10 per share for awards granted on December 5, 2024, computed in accordance with U.S. GAAP and the assumptions set forth in Note 13, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025. The restricted stock units granted vest 1/3 on each of the first, second, and third anniversaries of the grant dates (subject to provisions related to the grantee’s death, disability, retirement, or a change of control). Restricted stock units accrue dividend equivalents that are payable in cash when the underlying shares vest.
(5)	This column shows the number of stock options granted in fiscal 2025 to the NEOs under our 2020 Long-Term Incentives Plan. All option awards vest 1/3 on each of the first, second, and third anniversaries of the grant date (subject to provisions related to the grantee’s death, disability, retirement or a change of control). The grant date fair value of the awards granted on December 5, 2024, computed in accordance with U.S. GAAP, was $93.49 per share. This amount was calculated using the Black-Scholes pricing model and the assumptions set forth in Note 13, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025.
(6)	This column shows the exercise price for stock options granted, which was the closing price of our common stock on December 5, 2024, the grant date of the options.
(7)	This column shows the aggregate grant date fair value of the performance share awards at target, which was based on $387.72 per share computed in accordance with U.S. GAAP and the assumptions set forth in Note 13, Share-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025. The aggregate grant date fair value of the performance share awards at two times the target number of shares was $8,800,469, $2,560,503, $2,000,635 and $1,760,249 for Messrs. Moret, Rothe, Fordenwalt, and Genereux, respectively, and $1,760,249 for Ms. House.

48   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table provides information about equity awards made to the NEOs that are outstanding as of September 30, 2025.

		Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Blake D. Moret	12/5/2024		35,298		297.10	12/5/2034	11,108	3,882,579	22,698	7,933,632
	12/4/2023	12,804	25,609		279.50	12/4/2033	7,872	2,751,500	29,826	10,425,082
	12/9/2022	25,766	12,884		259.81	12/9/2032	3,849	1,345,341	23,478	8,206,265
	12/7/2021	30,794			350.76	12/7/2031
	12/10/2020	35,200			246.77	12/10/2030
	12/5/2019	70,200			196.43	12/5/2029
	12/4/2018	69,200			171.46	12/4/2028
	12/8/2017	57,100			192.86	12/8/2027
	12/6/2016	62,400			136.40	12/6/2026
Christian E. Rothe	12/5/2024	0	10,269		297.10	12/5/2034	3,232	1,129,681	6,604	2,308,296
	8/19/2024	4,130	8,261		265.20	8/19/2034	2,514	878,718
Matthew W. Fordenwalt	12/5/2024		8,023		297.10	12/5/2034	2,525	882,563	5,160	1,803,575
	12/4/2023	2,561	5,122		279.50	12/4/2033	1,575	550,510	5,966	2,085,296
	6/1/2023						595	207,970
	12/9/2022	1,030	516		259.81	12/9/2032	154	53,828	940	328,558
	12/7/2021	822			350.76	12/7/2031
	12/10/2020	1,050			246.77	12/10/2030
	12/5/2019	2,400			196.43	12/5/2029
Scott A. Genereux	12/5/2024		7,060		297.10	12/5/2034	2,222	776,656	4,540	1,586,866
	12/4/2023	2,561	5,122		279.50	12/4/2033	1,575	550,510	5,966	2,085,296
	12/9/2022	6,442	3,221		259.81	12/9/2032	963	336,597	5,870	2,051,741
	12/7/2021	6,844			350.76	12/7/2031
Rebecca W. House	12/5/2024		7,060		297.10	12/5/2034	2,222	776,656	4,540	1,586,866
	12/4/2023	2,561	5,122		279.50	12/4/2033	1,575	550,510	5,966	2,085,296
	12/9/2022	7,730	3,865		259.81	12/9/2032	1,155	403,707	7,044	2,462,089
	12/7/2021	6,159			350.76	12/7/2031
	12/10/2020	6,500			246.77	12/10/2030
	12/5/2019	12,600			196.43	12/5/2029
(1)	All option awards vest 1/3 on each of the first, second, and third anniversaries of the grant date (subject to provisions related to the grantee’s death, disability, retirement or a change of control).
(2)	All restricted stock units vest 1/3 on each of the first, second, and third anniversaries of the grant date (both subject to provisions related to the grantee’s death, disability, retirement or a change of control).
(3)	The market value of the stock awards is based on the closing market price of our common stock as of September 30, 2025, which was $349.53.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   49

EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED TABLE

(4)	This column shows the maximum number of performance shares outstanding. The payout can be from 0% to 200% of the target as described in footnote 3 to the Grants of Plan-Based Awards Table. All performance shares earned will vest and be paid out on the third anniversary of the grant date (subject to provisions relating to the grantee’s death, disability, retirement, or a change of control). The performance shares awarded on December 9, 2022 were earned at 70% of target shares. The Committee approved at its October 2025 meeting the payout of such performance shares in shares of our common stock, which resulted in the following number of shares being delivered to the NEOs that received an award on December 9, 2022:
Name	Shares of Common Stock Delivered in Respect of Performance Shares Awarded on December 9, 2022 and Vested on December 9, 2025
Blake D. Moret	8,218
Matthew W. Fordenwalt	329
Scott A. Genereux	2,055
Rebecca W. House	2,466

OPTION EXERCISES AND STOCK VESTED TABLE

The following table provides additional information about stock option exercises and shares acquired upon the vesting of stock awards, including the value realized, by the NEOs during the fiscal year ended September 30, 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Blake D. Moret	51,100	10,909,933	10,350	3,064,042
Christian E. Rothe	—	—	1,257	431,792
Matthew W. Fordenwalt	950	126,376	2,380	736,748
Scott A. Genereux	—	—	2,320	687,298
Rebecca W. House	10,200	1,086,736	2,456	728,112
(1)	Based on the closing price of our common stock on the NYSE on the exercise date or vesting date, as applicable.

50   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

PENSION BENEFITS TABLE

PENSION BENEFITS TABLE

The following table shows the present value of accumulated benefits as of September 30, 2025 payable to the NEOs under the Rockwell Automation Pension (Qualified) Plan and Rockwell Automation Pension (Non-Qualified) Plan based on the assumptions described in footnote 1 to this table.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
Blake D. Moret	Rockwell Automation Pension (Qualified) Plan	41	2,027,705	—
	Rockwell Automation Pension (Non-Qualified) Plan	41	19,559,591	—
Christian E. Rothe(2)	Rockwell Automation Pension (Qualified) Plan	—	—	—
	Rockwell Automation Pension (Non-Qualified) Plan	—	—	—
Matthew W. Fordenwalt	Rockwell Automation Pension (Qualified) Plan	20	522,311	—
	Rockwell Automation Pension (Non-Qualified) Plan	20	674,599	—
Scott A. Genereux(2)	Rockwell Automation Pension (Qualified) Plan	—	—	—
	Rockwell Automation Pension (Non-Qualified) Plan	—	—	—
Rebecca W. House(2)	Rockwell Automation Pension (Qualified) Plan	—	—	—
	Rockwell Automation Pension (Non-Qualified) Plan	—	—	—
(1)	These amounts have been determined using the assumptions set forth in Note 14, Retirement Benefits, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and represent the accumulated benefit obligation for benefits earned to date, based on age, service and earnings through the measurement date of September 30, 2025.
(2)	Messrs. Rothe and Genereux and Ms. House were hired after the pension plans were closed to new participants on July 1, 2010. Messrs. Rothe and Genereux, and Ms. House are eligible for an NEC described below. Messrs. Rothe and Genereux and Ms. House received a total NEC of $11,692, $32,214, and $33,181, respectively, during fiscal 2025 in their Qualified and Non-Qualified Savings Plans.

Messrs. Moret and Fordenwalt participate in two pension plans with the same requirements and benefits as other employees hired before July 1, 2010: the Rockwell Automation Pension Plan (the Qualified Pension Plan), which is qualified under the Code, and the Rockwell Automation Non-Qualified Pension Plan (the Non-Qualified Pension Plan), which is an unfunded, non-qualified plan. The Qualified Pension Plan provides retirement benefits to nearly all U.S. employees of the Company hired before July 1, 2010. The Qualified Pension Plan and the Non-Qualified Pension Plan were closed to new participants hired or re-hired on or after July 1, 2010. In place of becoming a participant in the Qualified Pension Plan and, if applicable, the Non-Qualified Pension plan, employees hired or re-hired on or after July 1, 2010, including Messrs. Rothe and Genereux and Ms. House, are eligible for an NEC in the Qualified and, if applicable, Non-Qualified Savings Plan. The NEC is based on a combination of age and service and the percentage contribution is outlined in the Non-Qualified Savings Plan section below. The NEC formula is the same for both the Qualified Savings Plan and the Non-Qualified Savings Plan.

The Non-Qualified Pension Plan provides benefits that may not be paid from the Qualified Pension Plan due to limitations imposed by the Code on qualified plan benefits. Non-Qualified Pension Plan benefits are provided to any U.S. salaried employee whose benefits are affected by these limits. Our policy with respect to funding our pension obligations is to fund at least the minimum amount required by applicable laws and governmental regulations. We maintain a rabbi trust for our non-qualified plans, including the Non-Qualified Pension Plan, which we will fund in the event there is a change of control of the Company.

Effective January 1, 2011, the pension plans were amended to allow participants to elect a lump sum payment instead of an annuity option offered under the plans. The present values in the above table are determined based on assumptions required by SEC rules, which are different from those used to calculate the lump sum payment under the plans. Note that due to Code Section 409A regulations, if an NEO elected to receive his or her benefit from the Non-Qualified Plan in the form of a lump sum, he or she would not be eligible to receive the lump sum payment for at least five years.

Effective December 1, 2022, the Qualified Pension Plan was amended to allow participants the ability to commence their Qualified Pension benefit while actively employed by the Company on any December 1st after attainment of age fifty-nine

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EXECUTIVE COMPENSATION

PENSION BENEFITS TABLE

and one-half. If a participant elects to receive their Qualified Pension benefit as an in-service distribution, their participation in the Qualified plan will cease and if they have a benefit in the Non-Qualified Pension Plan that benefit will be frozen as of the in-service distribution commencement date. In addition, a participant who has elected to receive an in-service distribution will begin participating in the NEC the calendar year following their in-service distribution commencement date. No NEOs have elected an in-service distribution commencement date.

For employees hired before July 1, 2010, benefits provided by both the Qualified Pension Plan and the Non-Qualified Pension Plan have the same requirements for vesting, which occurs at five years of service credit. Benefits in both plans are determined using the same formula. Named executive officers do not receive any additional service or other enhancements in determining the form, timing or amount of their benefits.

NORMAL RETIREMENT BENEFITS

●	Normal retirement benefits are payable at age 65 with five years of service.

EARLY RETIREMENT WITH REDUCED BENEFITS

●	Reduced early retirement benefits after 10 years of service are payable at the earlier of either:

●	age 55 or older; or
●	75 or more points (age plus credited service equals or exceeds 75).

The reduction for early retirement benefits is 6.67% for each year between ages 60 and 65; 3.33% for each year prior to age 60. Currently, Mr. Moret has met the eligibility requirements for early retirement with a reduced benefit.

An optional early distribution was added to the Qualified Pension Plan starting January 1, 2014, for those who do not meet early or normal retirement eligibility described above, such as Mr. Fordenwalt. The reduction in benefits is determined using an actuarial equivalence with the applicable interest rate and mortality table as used for lump sum calculations.

PENSION PLAN FORMULA

●	Pension plan benefits are payable beginning at a named executive officer’s normal retirement date and are determined by the following formula:

●	Two-thirds (66 2/3%) of the participant’s average monthly earnings up to $1,666.67;
●	Multiplied by a fraction, not to exceed 1.00, the numerator of which is the participant’s years of credited service, including fractional years, and the denominator of which is thirty-five (35);
●	Plus 1.50% of the participant’s average monthly earnings in excess of $1,666.67 times the participant’s years of credited service, including fractional years, up to a maximum of thirty-five (35) years;
●	Plus 1.25% of the participant’s average monthly earnings in excess of $1,666.67 times the participant’s years of credited service, including fractional years, in excess of thirty-five (35) years;
●	Less 50% of primary Social Security benefit times a fraction not to exceed 1.00, the numerator of which is the participant’s years of credited service, including fractional years, and the denominator of which is thirty-five (35).

Average monthly earnings represent the monthly average of the participant’s pensionable earnings for the highest five calendar years during the last 10 calendar years while the participant was actively employed. A participant’s earnings used for calculating pension plan benefits (pensionable earnings) include base salary, performance bonuses and commissions. Awards of stock options, restricted stock units, performance shares and performance-based long-term cash awards, and all other cash awards are not considered when determining pension benefits.

DISABILITY PENSION BENEFITS

Disability pension benefits are available under the Qualified Pension Plan and the Non-Qualified Pension Plan to active employees before age 65 upon total and permanent disability if the participant has at least 15 years of credited service or at least 10 years of credited service with 70 points or more (age plus credited service is equal to or greater than 70). The benefit is generally calculated in the same manner as the normal retirement benefit.

52   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

NON-QUALIFIED DEFERRED COMPENSATION

PENSION BENEFITS PAYABLE TO BENEFICIARIES UPON DEATH OF A PARTICIPANT

●	Pension benefits under the Qualified Pension Plan and the Non-Qualified Pension Plan are payable to the participant’s beneficiaries upon the death of the participant.
●	The surviving spouse will receive a monthly lifetime benefit calculated as if the participant retired and elected the 50% surviving spouse option.
●	If the participant dies after starting to receive benefits, the benefit payments are processed in accordance with the benefit option selected.
●	If the retiree has started monthly pension benefit payments, the beneficiary is eligible for a lump-sum death benefit equal to $150 per year of credited service up to $5,250.
●	If the participant elects the lump sum payment option and the lump sum payment is made, no further benefits are provided to the beneficiary or surviving spouse upon death of the participant.

NON-QUALIFIED DEFERRED COMPENSATION

The following table provides information on our non-qualified defined contribution and other non-qualified deferred compensation plans in which all eligible U.S. salaried employees, including the NEOs, participate, which consist of the following:

ROCKWELL AUTOMATION NON-QUALIFIED SAVINGS PLAN (THE NON-QUALIFIED SAVINGS PLAN)

Our U.S. employees, including the NEOs, whose earnings exceed certain applicable federal limitations on compensation that may be recognized under our Qualified Savings Plan, are entitled to defer earnings on a pre-tax basis to the Non-Qualified Savings Plan. Company matching contributions that cannot be made to the Qualified Savings Plan due to applicable federal tax limits are also made to the Non-Qualified Savings Plan. Under the Qualified Savings Plan, we match half up to 7% of the employee’s eligible earnings contributed to the plan each pay period, subject to a maximum amount of earnings under applicable federal tax regulations. Earnings under the Non-Qualified Savings Plan are credited to participant accounts on a daily basis in the same manner as under the Qualified Savings Plan. Investment options are selected by the participant, may be changed daily, and include the same fund and Company stock investments that are offered by the Qualified Savings Plan. No preferential interest or earnings are provided under the Non-Qualified Savings Plan. Account balances under the Non-Qualified Savings Plan are distributed in a lump-sum cash payment within 60 days after the end of the month occurring six months, or five years if elected, after the employee terminates employment or retires.

In addition to the Company matching contributions, an NEC is provided for employees hired or rehired on or after July 1, 2010. If employed on the last business day of the year, eligible employees receive an annual NEC benefit equal to eligible pay multiplied by a percentage based on “points”, which equal the sum of age and years of service as of each December 31 and based on the following chart. The NEC is provided by the end of the first quarter of the following year.

Total Points (Age + Years of Service as of 12/31)	Percentage of Pay Contributed as NEC
<40	3%
40-59	4%
60-79	5%
80+	7%

Messrs. Moret and Fordenwalt were hired before July 1, 2010 and are not eligible for an NEC. Messrs. Rothe and Genereux and Ms. House received a total NEC of $11,692, $32,214, and $33,181, respectively, during fiscal 2025 in their Qualified and Non-Qualified Savings Plans.

CURRENT ROCKWELL AUTOMATION DEFERRED COMPENSATION PLAN (THE DEFERRED COMPENSATION PLAN)

Our U.S. salaried employees in career level of Management 6, including the NEOs, may elect annually to defer up to 50% of base salary and up to 100% of their annual incentive compensation award to the Deferred Compensation Plan.

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EXECUTIVE COMPENSATION

NON-QUALIFIED DEFERRED COMPENSATION TABLE

MATCHING

For participants who defer base salary to the plan, we provide a matching contribution equal to what we would have contributed to the Qualified Savings Plan or Non-Qualified Savings Plan for the deferred amounts.

DISTRIBUTION ELECTIONS

●	For contributions before 2005. Participants could opt to receive the deferred amounts on a specific date, at retirement, or in installments up to 15 years following retirement. Participants may make a one-time change of distribution election or timing (at least one year before payments would otherwise begin).
●	Contributions after January 1, 2005. Participants may elect either a lump-sum distribution at termination of employment or installment distributions for up to 15 years following retirement. Participants may make a one-time change of the distribution election or timing (at least one year before payments would otherwise begin), provided that the changed distribution cannot begin until five years after the original distribution date.

TIMING OF DISTRIBUTIONS

●	For contributions before 2005. We make distributions within the first 60 days of a calendar year.
●	For contributions after January 1, 2005. We make distributions beginning in July of the year following termination or retirement. Ongoing installment payments are made in February of each year.
●	Earnings on deferrals. Participants select investment measurement options, including hypothetical fund investments that correspond to those offered by the Qualified Savings Plan, excluding the Company’s stock. Investment measurement options may be changed daily. Earnings are credited to participant accounts on a daily basis in the same manner as under the Qualified Savings Plan. No preferential interest or earnings are provided under the Deferred Compensation Plan.

NON-QUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(4) ($)
Blake D. Moret	—	—	129,277	—	1,120,154
Christian E. Rothe	73,539	7,539	10,702	—	91,779
Matthew W. Fordenwalt	40,173	9,361	24,473	—	238,851
Scott A. Genereux	20,624	25,276	36,828	—	382,018
Rebecca W. House	21,954	26,908	71,365	—	653,518
(1)	These amounts include contributions made by each NEO to the Non-Qualified Savings Plan and the amounts deferred by Mr. Rothe. These amounts are also reported in the “Salary” column in the Summary Compensation Table.
(2)	These amounts represent Company matching contributions for each NEO under the Non-Qualified Savings Plan and Deferred Compensation Plan. These amounts are also reported in the “All Other Compensation” column in the Summary Compensation Table and as part of the “Value of Company Contributions to Plans” column in the All Other Compensation Table. As noted earlier, Messrs. Rothe and Genereux and Ms. House were hired after July 1, 2010, and do not participate in our pension plans. Messrs. Rothe and Genereux and Ms. House received a total NEC of $11,692, $32,214, and $33,181, respectively, during fiscal 2025 in their Qualified and Non-Qualified Savings Plans.
(3)	These amounts include earnings (losses), dividends, and interest provided on current contributions and existing balances, including the change in value of the underlying investment options in which the NEO is deemed to be invested. These amounts are not reported in the Summary Compensation Table as compensation.
(4)	These amounts represent each NEO’s aggregate balance in the Non-Qualified Savings Plan and Deferred Compensation Plan at September 30, 2025. The amounts also include the contributions made by each NEO to the Non-Qualified Savings Plan and Deferred Compensation Plan, which are also reported in the “Salary” column of the Summary Compensation Table, and the Company matching contributions, which are also reported in the “All Other Compensation” column in the Summary Compensation Table for each fiscal year. The amounts included in the Summary Compensation Table for fiscal 2023 for Messrs. Moret, Genereux, and Ms. House are $32,903, $61,603, and $56,732, respectively; and for fiscal 2024 for Messrs. Moret, Rothe, Genereux, and Ms. House are $0, $0, $93,707, and $81,968, respectively; and for fiscal 2025 for Messrs. Moret, Rothe, Fordenwalt, Genereux, and Ms. House are $0, $81,077, $49,535, $45,900, and $48,862, respectively.

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EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The tables and narrative below describe and quantify compensation that would become payable to the NEOs under existing plans and arrangements if the NEO’s employment had terminated on September 30, 2025, for the reasons set forth below. We do not have employment agreements with the NEOs but do have change of control agreements with the NEOs and certain other officers. There are two main purposes of these agreements.

●	They provide protection for the executive officers who would negotiate any potential acquisition of the Company, thus encouraging them to negotiate a good outcome for shareowners, without concern that their negotiating stance will put at risk their financial situation immediately after an acquisition.
●	The agreements seek to ensure continuity of business operations during times of potential uncertainty, by removing the incentive to seek other employment in anticipation of a possible change of control.

In short, the change of control agreements seek to ensure that we may rely on key executives to continue to manage our business consistent with our best interests despite concerns for personal risks. We do not believe these agreements encourage our executives to favor or oppose a change of control. We believe these agreements strike a balance that the amounts are neither so low to cause an executive to oppose a change of control nor so high as to cause an executive to favor a change of control. In addition, we have at times entered into severance agreements with executive officers in connection with the termination of their employment, with the terms and conditions depending on the individual circumstances of the termination, the transition role we expect from the officer and our best interests. The information set forth below does not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees upon termination of employment, including unused vacation pay, distributions of balances under savings and deferred compensation plans and accrued pension benefits. The information set forth below also does not include any payments and benefits that may be provided under severance arrangements that may be entered into with any NEO upon termination of their employment.

We have change of control agreements with Mr. Moret, each of the other NEOs, and certain other officers. These agreements become effective if there is a change of control (as defined in the agreements) on or before September 30, 2028. Each agreement provides for the continuing employment of the executive for two years after the change of control on conditions no less favorable than those in effect before the change of control. If the executive’s employment is terminated by us without “cause” or if the executive terminates his or her employment for “good reason” (such as, diminution of responsibilities or a relocation) within that two-year period, each agreement entitles the executive to:

●	severance benefits payable as a lump sum equal to two times (three times in the case of Mr. Moret) his or her annual compensation, including target ICP;
●	annual ICP payment prorated through the date of termination payable as a lump sum, based upon the average of the previous three years’ ICP payments; and
●	continuation of other benefits and perquisites for two years (three years in the case of Mr. Moret).

The agreements do not include a provision that entitles the executives to receive tax gross-ups related to any excise tax imposed on change of control agreements. In each change of control agreement, the executive agreed to certain confidentiality provisions.

Under the change of control agreements, a change of control would include any of the following events:

●	any “person”, as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act, acquires 20 percent or more of our outstanding voting securities;
●	a majority of our directors are replaced by persons who are not endorsed by a majority of our directors;
●	we are involved in a reorganization, merger, sale of assets, or other business combination that results in our shareowners owning 50% or less of our outstanding shares or the outstanding shares of the resulting entity; or
●	shareowners approve a liquidation or dissolution of the Company.

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EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The following table provides details with respect to potential post-employment payments to the NEOs under our change of control agreements in the event of separation due to a change of control of the Company, assuming a termination covered by the change of control agreement occurred on September 30, 2025.

Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)	Perquisites/ Benefits ($)(3)	Tax Reimbursement ($)(4)	Other ($)(5)	Total ($)
Blake D. Moret	10,659,881	26,061,935	0	75,223	0	100,000	36,897,039
Christian E. Rothe	3,455,200	4,397,601	0	43,526	0	75,000	7,971,327
Matthew W. Fordenwalt	2,499,840	4,629,221	0	44,724	0	75,000	7,248,785
Scott A. Genereux	2,768,342	5,543,552	0	44,724	0	75,000	8,431,618
Rebecca W. House	2,851,459	5,873,616	0	50,149	0	75,000	8,850,224
(1)	This column includes the severance value, which is base salary plus target annual ICP payout multiplied by three for Mr. Moret, and multiplied by two for Messrs. Rothe, Fordenwalt and Genereux, and Ms. House. In the year of termination, the executive is also entitled to receive a prorated ICP payout based on the average of the previous three years’ ICP payment (fiscal years 2023, 2024 and 2025). These amounts are $1,581,461, $255,200, $339,840, $448,934, and $462,413 for Messrs. Moret, Rothe, Fordenwalt, and Genereux, and Ms. House, respectively.
(2)	Upon a change of control of the Company and, in the case of awards granted after February 2, 2010, if (1) the executive’s awards are assumed or substituted with comparable awards by the surviving company in the change of control and such executive’s employment is terminated within two years of the change of control for certain specified reasons or (2) the executive’s awards are not assumed or substituted with comparable awards by the surviving company in the change of control, all outstanding stock options would become fully exercisable; the restrictions on all restricted stock units would lapse; and grantees of performance shares would be entitled to a performance share payout equal to 100% of the target shares. The following represents the value of unvested equity awards had a change of control occurred on September 30, 2025, using the fiscal year end price of our common stock of $349.53.

Name	Unvested Stock Options ($)	Unvested Restricted Stock Units ($)	Unvested Performance Shares ($)
Blake D. Moret	4,800,025	7,979,420	13,282,490
Christian E. Rothe	1,235,054	2,008,399	1,154,148
Matthew W. Fordenwalt	825,635	1,694,871	2,108,714
Scott A. Genereux	1,017,838	1,663,763	2,861,952
Rebecca W. House	1,075,617	1,730,873	3,067,126
(3)	Amounts include healthcare program subsidies provided to all employees and amounts received for personal liability insurance.
(4)	Agreements do not include a provision that entitles the executives to receive tax gross-ups related to any excise tax imposed on change of control agreements.
(5)	Estimated value of outplacement services.

56   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The following table sets forth the treatment of equity-based awards upon termination of employment for the following reasons:

Reason	Options	Restricted Stock Units	Performance Shares(5)
Voluntary — Other than retirement(1)	Vested — can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires Unvested — forfeited	Unearned shares forfeited	Unearned shares forfeited
Voluntary — Retirement(2)	If retirement occurs 12 months or more after grant date, unvested options continue to vest; otherwise all unvested options are forfeited. Vested options can be exercised until the earlier of (i) five years after retirement or (ii) the date the option expires.	If retirement occurs within 12 months of the grant date, all unearned shares forfeited. If retirement occurs 12 months or more after grant date and before the end of the restriction period, awards continue to vest.	If retirement occurs before 12 months after the grant date, all unearned shares forfeited. If retirement occurs 12 months or more after grant date and before the end of the performance period, pro rata shares earned at the end of the performance period.
Involuntary — Cause(1)	Vested — forfeited Unvested — forfeited	Unearned shares forfeited	Unearned shares forfeited
Involuntary — Not for cause(1)	Vested — can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires Unvested — continue to vest during salary continuation period; if vesting occurs in that period, can be exercised until the earlier of (i) three months after last date on payroll or (ii) the date the option expires; remaining unvested options forfeited	Unearned shares forfeited	Unearned shares forfeited
Death(3)	All options vest immediately and can be exercised until the earlier of (i) three years after death or (ii) the date the option expires	All restrictions lapse	Shares earned on a pro rata basis at the end of the performance period
Disability(4)	If disability continues for more than six months, all options vest immediately and can be exercised until the earlier of (i) three years after disability or (ii) the date the option expires	If disability continues for more than six months, all restrictions lapse	If disability continues for more than six months, pro rata shares earned at the end of the performance period
(1)	Assuming a termination as of September 30, 2025, the NEOs would not receive any additional equity value in connection with voluntary terminations (other than retirement) or involuntary terminations (whether or not for cause).
(2)	Assuming a retirement as of September 30, 2025 for Mr. Moret all shares would continue to vest into retirement. Messrs. Rothe, Fordenwalt, and Genereux and Ms. House do not qualify for retirement under the terms and conditions of their equity awards as of September 30, 2025.
(3)	The value of the unvested stock options and restricted stock units that vest on an accelerated basis assuming a termination as a result of death as of September 30, 2025 for Messrs. Moret, Rothe, Fordenwalt, Genereux and Ms. House would be $12,779,445, $3,243,453, $2,520,506, $2,681,600, and $2,806,490, respectively.
(4)	The value of the unvested restricted stock units that vest on an accelerated basis assuming a termination as a result of disability as of September 30, 2025 for Messrs. Moret, Rothe, Fordenwalt, Genereux and Ms. House would be $7,979,420, $2,008,399, $1,694,871, $1,663,763, and $1,730,873, respectively.
(5)	In the case of assumed terminations for retirement, death or disability as of September 30, 2025, the value of the vesting of pro rata performance shares is not determinable in such instances as the payout will be determined at the end of the applicable performance period.

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EXECUTIVE COMPENSATION

RATIO OF ANNUAL COMPENSATION FOR THE CEO TO OUR MEDIAN EMPLOYEE

RATIO OF ANNUAL COMPENSATION FOR THE CEO TO OUR MEDIAN EMPLOYEE

As required in Item 402(u) of Regulation S-K, we have estimated the ratio of the 2025 annual total compensation of our CEO to the annual total compensation of our median employee was 277 to 1, calculated as follows:

Blake Moret, Chairman and CEO, 2025 total compensation	$15,401,707
Median employee	$55,692
Ratio	277:1

Rockwell Automation is a global organization with approximately 26,000 employees as of September 30, 2025. The countries with our largest number of employees are the United States, Mexico, India, and Poland. Consistent with our executive compensation program, our global compensation program is designed to be competitive in terms of both the position and the geographic location in which an employee is located. We have an Annual Employee Incentive Plan that covers the majority of our non-executive or non-sales employees worldwide and is linked to certain of the executive ICP financial metrics (Adjusted EPS, organic sales growth, and organic ARR growth). Additionally, the majority of our employees worldwide participate in either a Company defined-contribution or defined-benefit pension plan, a mandatory plan, or combination of these.

For purposes of the fiscal year 2025 CEO pay ratio set forth above, we used the same median employee identified with respect to our fiscal year 2024 CEO pay ratio, as there has not been a significant change in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. We identified our median employee based on target cash compensation (base salary including overtime, if applicable, plus target annual cash incentive) of all our employees as of September 30, 2024. The median employee was employed in the United States. They are eligible for an NEC in the Qualified Savings Plan and do not participate in the Qualified Pension Plan that was closed to entrants hired or re-hired on or after July 1, 2010, as described under the Pension Benefits Table above. We calculated the median employee’s compensation under the Summary Compensation Table rules and compared that to the annual total compensation of our CEO, as disclosed in the Summary Compensation Table.

58   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance measures of the Company. For further information concerning our pay for performance philosophy and how we align executive compensation with the Company’s performance, refer to the Compensation Discussion & Analysis section above.

	Summary Compensation Table Total for PEO(1) ($)		Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid(3) to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment based on:			Adjusted Earnings Per Share for ICP(6) ($)
Year		Compensation Actually Paid(3) to PEO ($)			Total Shareowner Return(4) ($)	Peer Group(5) Total Shareowner Return ($)	Net Income ($ millions)
2025	15,401,707	25,161,026	3,938,053	5,917,881	172.60	226.14	749	10.34
2024	16,430,804	3,313,780	3,238,283	982,008	130.30	191.00	948	9.71
2023	16,765,020	21,012,628	4,569,652	5,928,779	136.20	140.01	1,278	12.15
2022	10,987,703	5,414,576	3,629,139	1,985,347	100.79	107.15	919	9.48
2021	13,517,285	22,825,839	2,994,262	3,965,622	135.41	128.32	1,344	9.10
(1)	The principal executive officer (PEO) of the Company for each year shown in the table was Blake D. Moret, the Company’s CEO.
(2)	Our Non-PEO NEOs for each year were:

2025	2024	2023	2022	2021
Christian E. Rothe	Christian E. Rothe
Scott A. Genereux	Scott A. Genereux	Scott A. Genereux	Scott A. Genereux	Scott A. Genereux
Rebecca W. House	Rebecca W. House	Rebecca W. House	Rebecca W. House	Rebecca W. House
Matthew W. Fordenwalt	Tessa M. Myers	Frank C. Kulaszewicz	Veena M. Lakkundi	Frank C. Kulaszewicz
	Nicholas C. Gangestad	Nicholas C. Gangestad	Nicholas C. Gangestad	Nicholas C. Gangestad
Steven W. Etzel
Patrick P. Goris

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EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE

(3)	Following are the adjustments made to the summary compensation table to determine the amounts shown as compensation actually paid:
	PEO
	2025	2024	2023	2022	2021
Summary Compensation Table	$15,401,707	$16,430,804	$16,765,020	$10,987,703	$13,517,285
Reduction for amount reported in ’Stock Awards’ and ‘Option Awards’ columns in the Summary Compensation Table	(11,000,431)	(11,000,347)	(10,000,338)	(9,000,624)	(6,504,183)
Fair value of awards granted during applicable fiscal year that remain unvested as of applicable fiscal year end	13,790,457	8,241,603	11,311,696	4,216,824	8,477,454
Fair value of awards granted during applicable fiscal year that vested during the year	—	—	—	—	—
Change in fair value of awards granted during prior fiscal year that were outstanding and unvested as of applicable fiscal year end	6,568,910	(6,244,476)	2,739,219	(5,384,378)	8,889,435
Change in fair value of awards granted during prior fiscal year that vested during applicable fiscal year	830,943	(426,492)	2,315,289	4,047,914	1,493,729
Value of dividends or other earnings paid on stock awards not otherwise reflected in fair value or total compensation	167,463	143,580	120,094	90,472	66,185
Reduction for values reported in the ‘Change in Pension Value and Nonqualified Deferred Compensation Earnings’ column of the Summary Compensation Table	(902,054)	(4,196,718)	(2,519,169)	—	(3,572,868)
Increase for Service Cost and, if applicable, Prior Service Cost for pension plans	304,031	365,826	280,817	456,665	458,802
Total adjustments	9,759,319	(13,117,024)	4,247,608	(5,573,127)	9,308,554
COMPENSATION ACTUALLY PAID	$25,161,026	$3,313,780	$21,012,628	$5,414,576	$22,825,839

60   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE

	Average Non-PEO NEOs
	2025	2024	2023	2022	2021
Summary Compensation Table	$3,938,053	$3,238,283	$4,569,652	$3,629,139	$2,994,262
Reduction for amount reported in ’Stock Awards’ and ‘Option Awards’ columns in the Summary Compensation Table	(2,525,433)	(2,360,342)	(2,625,360)	(2,525,461)	(1,568,042)
Fair value of awards granted during applicable fiscal year that remain unvested as of applicable fiscal year end	3,165,958	1,392,499	2,969,620	1,274,958	1,910,381
Fair value of awards granted during applicable fiscal year that vested during the year	—	—	—	—	—
Change in fair value of awards granted during prior fiscal year that were outstanding and unvested as of applicable fiscal year end	1,128,821	(1,154,563)	643,343	(588,222)	672,602
Change in fair value of awards granted during prior fiscal year that vested during applicable fiscal year	199,190	(70,141)	416,526	150,230	143,157
Value of dividends or other earnings paid on stock awards not otherwise reflected in fair value or total compensation	33,461	29,208	48,991	44,704	15,880
Reduction for values reported in the ‘Change in Pension Value and Nonqualified Deferred Compensation Earnings’ column of the Summary Compensation Table	(55,543)	(116,432)	(128,199)	—	(286,583)
Increase for Service Cost and, if applicable, Prior Service Cost for pension plans	33,373	23,495	34,206	—	83,965
Total adjustments	1,979,828	(2,256,275)	1,359,127	(1,643,791)	971,359
COMPENSATION ACTUALLY PAID	$5,917,881	$982,008	$5,928,779	$1,985,347	$3,965,622
(4)	Total shareowner return is calculated by assuming a $100 investment was made on the day prior to the first fiscal year reported above and all dividends were reinvested until the last day of each reported fiscal year.
(5)	The peer group used for this data is the S&P 500 Selected GICS Groups including Capital Goods, Software & Services, Technology, Hardware & Equipment GICS groups companies consistent with our relative TSR performance share benchmark group and as used in the chart in Part II, Item 5 of the Company’s most recent Annual Report on Form 10-K.
(6)	See Other Information and Supplemental Financial Information sections below for reconciliation of our non-GAAP measures to the audited financial statements.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   61

EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE

RELATIONSHIP BETWEEN ‘COMPENSATION ACTUALLY PAID’ (CAP) AND PERFORMANCE MEASURES

The charts below illustrate how CAP to our NEOs aligns with our Company’s financial performance as measured by cumulative TSR, our peer group cumulative TSR, our net income and our adjusted earnings per share for ICP.

CAP vs ROK and Peer Group TSR

$30
$25
$20
$15
$10
$5
$0
CAP ($ millions)
$250
$200
$150
$100
$50
$0
TSR
$226.1
$172.6
2021
2022
2023
2024
2025
PEO
Non-PEO NEOs
ROK TSR
Peer Group TSR

CAP vs Adjusted EPS for ICP

$30
$25
$20
$15
$10
$5
$0
CAP ($ millions)
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Adjusted EPS
$10.34
2021
2022
2023
2024
2025
PEO
Non-PEO NEOs
Adjusted EPS for ICP

CAP vs Net Income

$30
$25
$20
$15
$10
$5
$0
CAP ($ millions)
$1,500
$1,200
$900
$600
$300
$0
Net Income ($ millions)
$749
2021
2022
2023
2024
2025
PEO
Non-PEO NEOs
Net Income

62   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE

COMPANY PERFORMANCE METRICS

Our compensation philosophy is designed to attract, retain, and motivate high caliber executive talent necessary to deliver long-term and sustained performance to our shareowners. We utilize metrics in our annual and long-term incentive compensation programs based on an objective of driving profitable growth and increasing shareowner value. The most important financial performance metrics used to link CAP and performance for the most recently completed fiscal year, sorted alphabetically, were:

Adjusted EPS
Free cash flow
Organic ARR growth
Organic sales growth
Relative TSR
Return on invested capital

These measures were used to determine annual incentive and PSU payouts for our NEOs in fiscal year 2025 and are described in the ‘Compensation Discussion and Analysis’ above and defined in the ’Supplemental Financial Information’ section below.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   63

AUDIT MATTERS

AUDIT MATTERS

ITEM 3.	PROPOSAL TO APPROVE THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent auditor. The Audit Committee annually evaluates the qualifications, performance, and independence of the Company’s independent auditor and considers whether there should be a change of the independent audit firm and potential impact of making a change. The Audit Committee has selected the firm of Deloitte & Touche LLP (D&T) as our independent registered public accounting firm for the fiscal year ending September 30, 2026 (the D&T appointment), subject to the approval of our shareowners. D&T and its predecessors have acted as the independent registered public accounting firm for the Company and its corporate predecessors since 1934, and for the Company and its accounting predecessors since 1967.

The Audit Committee reviews all non-audit services that the independent auditor may provide and conducts regular private sessions with the independent auditor. This review includes consideration of whether any non-audit services provided by the independent auditor are compatible with maintaining the firm’s independence.

The Audit Committee annually reviews and evaluates the lead audit partner and is involved in the process of the independent audit firm’s selection of a new lead audit partner when rotation is required after 5 years under the SEC’s audit partner rotation rules. A new lead audit partner was selected as required by these rules effective beginning fiscal 2022. The selection process includes a meeting between the Chair of the Audit Committee and the candidate for lead audit partner as well as discussion by the full Audit Committee and with management.

Company policy generally restricts the hiring of certain individuals who have been employed by the independent auditor until after a two year “cooling off” period, which is more restrictive than regulatory requirements. We understand the need to maintain the independence of the Company’s independent auditor both in appearance and in fact.

Before the Audit Committee selected D&T as its auditor for fiscal 2026, it carefully considered the independence and qualifications of that firm, including their performance in prior years, their tenure as our independent auditor, the appropriateness of their fees, and their reputation for integrity and for competence in the fields of accounting and auditing, with input from management on their assessment of D&T’s performance. Based on this evaluation, the Audit Committee believes it is in the best interests of the Company and its shareowners for D&T to continue as its independent auditor for fiscal 2026.

We expect that representatives of D&T will attend the Annual Meeting to answer appropriate questions and make a statement if they desire to do so.

ITEM 3: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

64   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

AUDIT MATTERS

AUDIT FEES

The following table sets forth the aggregate fees for services provided by D&T for the fiscal years ended September 30, 2025 and 2024 (in millions), all of which were approved by the Audit Committee:

	Year Ended September 30,
	2025	2024
Audit Fees
Integrated Audit of Consolidated Financial Statements and Internal Control over Financial Reporting	$4.80	$4.31
Statutory Audits	2.07	1.94
Audit-Related Fees*	0.06	0.10
Tax Fees
Compliance	—	0.01
All Other Fees**	0.01	0.01
TOTAL	$6.94	$6.37
*	Audit-related services primarily relate to non-U.S. employee benefit plan audits and other compliance services.
**	Other fees include a license for an accounting research tool.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, compensating, and overseeing the work performed by D&T and benefit plan audit services performed by other independent public accounting firms. The Audit Committee pre-approves all audit and audit-related services and permitted non-audit services provided and supervised by D&T, and employee benefit plan audit services performed by others in accordance with its pre-approval policies and procedures.

The Audit Committee annually approves the scope and fee estimates for the year-end audit of the Company, D&T statutory audits, and employee benefit plan audits. The Audit Committee receives reports from the Company’s Chief Financial Officer and Controller on the appropriateness of the audit engagement fees and meets separately with management and the independent auditor to discuss and review the fees prior to engagement.

With respect to other permitted services to be performed by our independent registered public accounting firm, the Audit Committee has adopted a policy pre-approving certain categories and specific types of audit, audit related and non-audit services that may be provided or supervised by our independent registered public accounting firm on a fiscal year basis, subject to individual and aggregate monetary limits. The policy requires the Company’s Controller or Chief Financial Officer to review the terms and conditions of any engagement under the policy. The Audit Committee must specifically approve any proposed engagement for an audit, audit related, or non-audit service that does not meet the guidelines of the policy. The Audit Committee also authorized the Chair of the Audit Committee to pre-approve any individual service not covered by the general pre-approval policy, with any such approval reported by the Chair at the next regularly scheduled meeting of the Audit Committee. The Audit Committee annually reviews and approves the categories of pre-approved services and monetary limits under the pre-approval policy. The Company’s Controller reports to the Audit Committee regarding the aggregate fees charged by D&T and employee benefit plan audit fees charged by other public accounting firms compared to the pre-approved amounts, by category.

ROCKWELL AUTOMATION  |   FY2026 PROXY STATEMENT   65

AUDIT MATTERS

AUDIT COMMITTEE REPORT

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting processes, its internal control and disclosure control systems, the integrity and audits of its financial statements, the Company’s compliance with applicable legal and regulatory requirements, the qualifications and independence of its independent registered public accounting firm and the performance of its internal audit function and independent registered public accounting firm.

Our Committee’s roles and responsibilities are set forth in a written Charter adopted by the Board, which is available on the Company’s website at https://www.ir.rockwellautomation.com/ under the “Governance” link. We review and reassess the Charter annually, and more frequently as necessary to address any changes in NYSE corporate governance and SEC rules regarding audit committees, and recommend any changes to the Board for approval.

Management is responsible for the Company’s financial statements and the reporting processes, including the system of internal control. Deloitte & Touche LLP (D&T), the Company’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, and on the Company’s internal control over financial reporting.

Our Committee is responsible for overseeing the Company’s overall financial reporting processes. In fulfilling our responsibilities for the financial statements for fiscal year 2025, we:

●	Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2025 and quarterly financial statements with management and D&T;
●	Reviewed management’s assessment of the Company’s internal control over financial reporting and D&T’s report pursuant to Section 404 of the Sarbanes-Oxley Act;
●	Discussed with D&T the matters required to be discussed by Public Company Accounting Oversight Board (United States) (PCAOB) Auditing Standard No. 1301 “Communication with Audit Committees” and Rule 2-07 of SEC Regulation S-X relating to the conduct of the audit; and
●	Received written disclosures and the letter from D&T regarding its independence as required by PCAOB Ethics and Independence Rule 3526. We also discussed with D&T its independence.

We reviewed and approved all audit, audit-related, and non-audit fees and services for D&T and benefit plan audit services performed by other independent public accounting firms. For information on fees paid to D&T for each of the last two years, see the section entitled “Proposal to Approve the Selection of Independent Registered Public Accounting Firm” in this proxy statement.

We considered the non-audit services provided by D&T in fiscal year 2025 and determined that engaging D&T to provide those services is compatible with and does not impair D&T’s independence.

In fulfilling our responsibilities, we discussed with D&T the scope and plans for the annual audit and met with the Company’s General Auditor and D&T, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting, critical audit matters addressed during the fiscal year, and other matters as are required to be discussed by applicable requirements of the PCAOB and SEC. We considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit processes that we determined appropriate. We discussed with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. We also met separately with the Company’s Chief Executive Officer, Chief Financial Officer, Controller, Chief People and Legal Officer and Ombuds.

Based on our review of the audited financial statements and the discussions and reports referred to above, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 for filing with the SEC.

Audit Committee

Lisa A. Payne, Chair
Alice L. Jolla
Timothy M. Knavish
Pam Murphy
Donald R. Parfet

66   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

2026 LONG-TERM INCENTIVES PLAN

2026 LONG-TERM INCENTIVES PLAN

ITEM 4.	APPROVAL OF OUR 2026 LONG-TERM INCENTIVES PLAN

We are seeking shareowner approval of our 2026 Long-Term Incentives Plan (the 2026 Plan), under which we will have up to 10.6 million shares available for awards. The 2026 Plan was adopted by our Board of Directors on October 30, 2025, subject to approval by our shareowners at the Annual Meeting. The principal features of the 2026 Plan are summarized below, but such summary does not purport to be a complete description of the provisions of the 2026 Plan and is qualified by the full text of the 2026 Plan attached as Appendix A. If approved by our shareowners, the 2026 Plan will replace the 2020 Long-Term Incentives Plan (2020 Plan) for awards granted after the Annual Meeting, specifically those granted on or after February 10, 2026. If the proposal is not approved, the 2020 Plan will continue to remain in effect. Beginning December 10, 2025, any awards granted under the 2020 Plan will reduce the share reserve of the proposed 2026 Plan—by one share for each stock option granted and by 2.93 shares for each other type of award—until the 2026 Plan becomes effective.

WHY YOU SHOULD APPROVE THE 2026 PLAN

Equity compensation is an essential part of our compensation program to help us attract and retain talent to execute the Company’s strategy and create shareowner value. We believe that a significant portion of an executive’s compensation should be directly linked to our performance and the creation of shareowner value and that our compensation program should align the interests of our executives and non-employee directors (directors) with those of our shareowners. Consistent with this philosophy, a majority of total direct compensation for senior executives is in the form of long-term incentive awards, which consist of options, restricted stock units (RSUs), and performance shares. We believe this mix appropriately motivates long-term performance and rewards for both absolute gains in share price and relative performance on total shareowner return. A substantial portion of director compensation is delivered in shares of Company stock to align their interests directly with the interests of our shareowners.

We currently grant equity awards to employees and directors under the 2020 Plan, which was approved by shareowners at the Company’s 2020 annual meeting. We also have outstanding equity awards under our 2012 Long-Term Incentives Plan (the 2012 Plan) and the 2003 Directors Stock Plan (Directors Plan), under which awards ceased to be granted upon adoption of the 2020 Plan. The 2020 Plan has shares remaining available for grant. However, at our current stock prices and considering stock price volatility, it is possible that there will not be enough shares under the 2020 Plan for the fiscal 2027 annual equity awards, which are expected to be awarded in December 2026.

EQUITY PLAN SHARE USAGE

As of December 10, 2025, there were 4,918,217 shares of common stock that remained available for future issuance under the 2020 Plan (assuming performance-based awards granted to date are paid out at maximum). These available shares will cease to be available for future grants if the 2026 Plan is approved by our shareowners.

The following table sets forth information regarding outstanding equity awards as of December 10, 2025, for the 2020 Plan, 2012 Plan, and Directors Plan (Prior Plans). These figures represent an update to those provided in our Form 10-K for the fiscal year ended September 30, 2025,filed on November 12, 2025, primarily to reflect (i) the vesting of certain awards subsequent to our fiscal year end and (ii) grants of annual equity awards as approved by the Compensation & Talent Management Committee (the Compensation Committee) on December 8, 2025:

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   67

2026 LONG-TERM INCENTIVES PLAN

December 10, 2025
Outstanding unexercised stock options(1)	1,465,672
Weighted average exercise price of outstanding stock options	$261.84
Weighted average remaining term of outstanding stock options (years)	6.2
Outstanding full value awards (RSUs and performance shares (assumed at maximum performance for outstanding unearned)(1)	672,268
Shares available for future issuance under equity plans(2)	4,918,217
(1)	Outstanding equity awards as of December 10, 2025, for the Prior Plans equal to one share for each stock options, restricted stock units, and performance shares (assumed at 200% maximum performance).
(2)	Beginning December 10, 2025, any awards granted under the 2020 Plan will reduce the share reserve of the proposed 2026 Plan—by one share for each stock option granted and by 2.93 shares for each other type of award. If the 2026 Plan is approved by our shareowners at our Annual Meeting, the authority to issue new awards under any Prior Plan will terminate.

No awards have been made under the 2026 Plan, and outstanding awards under the Prior Plans will continue in accordance with the terms and conditions of those awards and the respective plan under which they were granted.

We believe that approval of the 2026 Plan is critical to retaining and further incentivizing our employees and directors and to attracting future key employees and directors. We believe it is important for our employees to have long-term performance incentives and for our employees’ and our directors’ interests to be aligned with those of our shareowners. The 2026 Plan will allow us to maintain our focus on providing performance-based pay and continue the strong alignment of our compensation programs with the creation of shareowner value.

2026 PLAN HAS PROVISIONS DESIGNED TO PROTECT SHAREOWNERS

The 2026 Plan has a number of features that are designed to protect shareowner interests. Some of these features are set forth below and are described more fully under the heading “Plan Summary.”

●	Administration. The 2026 Plan will be administered by committees of the Board composed entirely of independent directors which, in the case of awards to employees, will be the Compensation Committee and, in the case of awards to directors, the Board Composition and Corporate Governance Committee (together with the Compensation Committee, the Board Committees).
●	Method for Counting Full Value Shares. The number of shares available for delivery under the 2026 Plan is 10.6 million. Under the 2026 Plan, for every share of common stock granted under the award, other than awards of stock options or stock appreciation rights (SAR), 2.93 shares of common stock will be counted against the number of shares available for delivery under the 2026 Plan. For awards of stock options and SARs, one share of common stock will be counted against the maximum number of shares of common stock available under the 2026 Plan for every share of common stock granted under the award. Since we regularly include restricted stock units and performance shares in our long-term incentive plan awards, the effect of this method is likely to be that substantially less than 10.6 million shares will be awarded under the 2026 Plan.
●	No Liberal Recycling Provisions. The 2026 Plan provides that only shares with respect to awards granted under the 2020 Plan and 2012 Plan that expire or are forfeited or cancelled, or shares that were covered by an award where the benefit is paid in cash instead of shares, will again be available for issuance under the 2026 Plan. Shares (i) delivered or withheld to pay the exercise price or withholding taxes or (ii) repurchased by the Company with option proceeds will not be added back to the number of shares available for delivery under the 2026 Plan. There will be no adjustment to the number of shares available for delivery under the 2026 Plan upon the exercise or settlement of SARs, regardless of the number of shares actually issued or delivered in connection with the exercise or settlement, and the number of shares available for delivery under the 2026 Plan will be reduced by the number of shares covered by the SAR on the date the SAR is granted.
●	Exercise Price. The exercise price of options and SARs must be greater than or equal to 100% of the fair market value of shares of our common stock subject to the options or SARs on the grant date.
●	No Repricing. Awards may not be repriced or exchanged for substituted awards.
●	Minimum Vesting. No award may vest, in the ordinary course, prior to the first anniversary of the date of grant of the award. However, up to 5% of the number of the shares reserved under the 2026 Plan may be subject to awards that do not meet such vesting requirements.
●	Change of Control Definition. In general, a change of control will be deemed to have occurred if (i) a person or group acquires 20% or more of the Company’s then outstanding stock, subject to limited exceptions; (ii) the individuals who as of October 30, 2025 constitute the Board cease for any reason to constitute a majority of the Board, unless their replacements are approved as provided in the 2026 Plan; (iii) a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Company or similar corporate transaction involving the Company is consummated, subject to limited exceptions; or (iv) the Company’s shareowners approve a complete liquidation or dissolution of the Company.

68   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

2026 LONG-TERM INCENTIVES PLAN

●	Double Trigger Vesting upon a Change of Control. In the event of a change of control, awards will only automatically vest upon the change of control in limited circumstances. The 2026 Plan contains a double trigger provision for awards that are assumed or substituted in a change of control that would require termination of the participant’s employment for one of certain specified reasons within two years of the change of control to occur before the participant’s awards would vest following a change of control.
●	Individual Limits on Director Compensation. The maximum amount of compensation, including the value of equity awards under any of the Company’s equity plans or programs, that may be paid to any individual director in any fiscal year may not exceed $750,000.
●	Clawback. Awards under the 2026 Plan are subject to clawback, recoupment and/or recovery in accordance with the Company’s Executive Compensation Recoupment Policy, the terms of any agreement between a participant and the Company, and any clawback, recoupment and/or recovery provisions included in a participant’s award agreement.
●	Shareowner Approval. Shareowner approval is required for any amendments that are necessary to comply with any regulatory requirement applicable to the 2026 Plan.
●	Dividend Equivalents. The 2026 Plan provides that dividend equivalents payable in respect of awards granted under the 2026 Plan will be subject to the same limits and restrictions as the awards to which they relate and shall not be payable until such awards vest.

ATTRACTING AND RETAINING TALENT

Approximately 75% of the total shares granted as part of our annual equity awards go to employees other than the NEOs because we believe that equity compensation is an essential part of our total compensation package to help us attract and retain talent. Consistent with our pay-for-performance philosophy, we have historically used equity as the primary vehicle to provide long-term incentive compensation. We believe that approval of the 2026 Plan is critical to retaining and further incentivizing our employees and directors and to attracting future key employees as well as directors. We believe that our employees’ knowledge of our customers, their applications and our technology are key factors that make our business strategy work and as such we grant equity to the broader management team as well as to key engineering and sales talent. We believe it is important for these employees to have long-term incentives and interests that are aligned with those of our shareowners.

PLAN SUMMARY

The following is a summary of certain material features of the 2026 Plan, which is qualified by reference to Appendix A.

The principal purposes of the 2026 Plan are to promote the interests of the Company and its shareowners by providing incentive compensation opportunities to assist in attracting, motivating and retaining employees, prospective employees, and directors, and to align the interests of employees and directors participating in the 2026 Plan with the interests of our shareowners. The 2026 Plan is designed to permit us to make different types of grants to meet competitive conditions and changing circumstances.

AVAILABLE SHARES

The number of shares authorized for delivery under the 2026 Plan is 10.6 million, plus any shares of common stock subject to awards granted under the 2020 Plan and 2012 Plan that expire or are forfeited or cancelled, or shares that were covered by an award where the benefit is paid in cash instead of shares. Each share of common stock issued or delivered under any award (other than an option or SAR) granted under the 2026 Plan will reduce the number of shares available for delivery under the 2026 Plan by 2.93 of common stock for each such share. Each share of common stock issued or delivered under any option or SAR granted under the 2026 Plan will reduce the number of shares available for delivery under the 2026 Plan by one share of common stock for each such share of common stock.

No single director may receive in any fiscal year cash compensation, together with the value of any stock-based award under the 2026 Plan and any of the Company’s other compensation plans and programs (calculated based on the grant date fair value of such equity awards for financial accounting purposes), that exceeds $750,000.

Shares to be delivered under the 2026 Plan may be either authorized but unissued shares or treasury shares. As of December 15, 2025, the closing price of our common stock as reported on the New York Stock Exchange was $401.65.

ADMINISTRATION

The 2026 Plan will be administered by the Compensation & Talent Management Committee with respect to awards for employees, and by the Board Composition and Corporate Governance Committee with respect to awards to directors. Each member of the Board Committees at the time of any action under the 2026 Plan must be, to the extent the Board determines appropriate, a “non-employee director” as defined in Rule 16b-3(b)(3)(i) under the Exchange Act and an independent director under the rules of the New York Stock Exchange and any other applicable regulatory requirement.

ELIGIBILITY

Participants in the 2026 Plan may include employees, leased employees or prospective employees of, or consultants to, the Company or its subsidiaries, and members of the Board who are not employees of the Company or its subsidiaries selected from time to time by the Board Committees in their sole discretion. In selecting participants and determining the type and amount of their grants, the Board Committees may consider recommendations of an independent compensation consultant and our Chairman and Chief Executive Officer and will take into account such factors as the participant’s level of responsibility, performance, performance potential, level and type of compensation, market data and potential value of previous grants.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   69

2026 LONG-TERM INCENTIVES PLAN

AWARDS

The 2026 Plan permits grants to be made from time to time as stock options, which may be non-qualified options or, solely for participants who are employees, incentive stock options eligible for special tax treatment, SARs, restricted stock, restricted stock units, performance units, performance shares, or, solely for participants who are directors, shares of stock not subject to any restrictions. Awards of performance units and performance shares are subject to the achievement of performance goals established by the Board Committees with respect to a specified performance period. The 2026 Plan authorizes us to establish supplementary plans for employees, prospective employees and directors subject to the tax laws of countries outside the United States.

Because it is within the discretion of the Board Committees to determine which employees and directors will receive grants under the 2026 Plan and the type and amount thereof, these matters cannot be specified at present. Therefore, the benefits and amounts that will be received or allocated under the 2026 Plan are not determinable at this time, and we have not included a table reflecting such benefits or awards. While all of our and our subsidiaries’ approximately 26,000 employees and prospective employees who have been extended offers of employment, and all of our ten non-employee directors are eligible under the terms of the 2026 Plan to receive grants under the 2026 Plan, it is presently contemplated that grants under the 2026 Plan will be made primarily to senior and middle managers and other professionals, including Mr. Moret and the other NEOs, as well as prospective employees who may become employed in such positions, and all directors. Please see “Executive Compensation” above for information regarding long-term incentive grants or awards to NEOs, and “Director Compensation” above for information regarding stock awards to directors. Future awards under the 2026 Plan will be subject to the discretion of the Board Committees and will depend on a variety of factors, including the value of our common stock at the time of grant, as well as Company, divisional, and individual performance. Accordingly, it is not possible to determine the benefits that would be received under the 2026 Plan.

TYPES OF AWARDS

The 2026 Plan authorizes grants to participants of stock options, which may be non-qualified stock options or, solely for grants to employees, incentive stock options eligible for special tax treatment, SARs, restricted stock, restricted stock units, performance units and performance shares.

●	Stock Options. Under the provisions of the 2026 Plan authorizing the grant of stock options:
●	the exercise price of an option may not be less than the fair market value of the shares subject to the option on the date of grant;
●	stock options may not be exercised after ten years after the date of grant;
●	the aggregate fair market value (determined as of the date the option is granted) of shares for which any employee may be granted incentive stock options, which are exercisable for the first time in any calendar year, may not exceed the maximum amount permitted under the Internal Revenue Code of 1986 (presently $100,000);
●	no incentive stock options may be granted after October 30, 2035; and
●	when a participant exercises a stock option, the option exercise price may be paid in full in cash, or at the discretion of the Board Committees, in shares (valued at the fair market value of the shares on the date of exercise), by withholding shares for which the option is exercisable or through a combination of the foregoing.
●	SARs. Under the provisions of the 2026 Plan authorizing the grant of SARs:
●	the grant price of a SAR may not be less than the fair market value of the shares covered by the SAR on the date of grant; and
●	SARs may not be exercised after ten years after the date of grant.

The 2026 Plan permits the grant of SARs related to a stock option (a tandem SAR), either at the time of the option grant or thereafter during the term of the option, or the grant of SARs separate and apart from the grant of an option (a freestanding SAR). SARs entitle the grantee, upon exercise of such rights (and, in the case of tandem SARs, upon surrender of the related option to the extent of an equivalent number of shares), to receive a payment equal to the excess of the fair market value (on the date of exercise) of the number of shares covered by the portion of the rights being exercised over the grant price of the rights applicable to such shares. Payments upon the exercise of SARs may be made in cash, in shares (valued at the fair market value of the shares on the date of exercise) or partly in cash and partly in shares, as the Board Committees may determine.

●	Restricted Stock Units. The Board Committees may grant restricted stock units entitling participants to receive at a specified future date an amount based on the fair market value of a specified number of shares on the payout date, subject to specified restrictions, including continued employment or service on the Board for a specified time or achievement of one or more specific goals with respect to our performance or the performance of one of our business units or the participant. Participants holding restricted stock units have no ownership interest in any shares to which the restricted stock units relate until and unless payment is actually made in shares. The Board Committees may provide that restricted stock units may accumulate dividend equivalents in cash or in share equivalents held subject to the same conditions as the restricted stock units and/or such other terms and conditions as established by the Board Committees. Restricted stock units that become payable may be settled in shares, in cash based on the fair market value of the shares underlying the restricted stock units on the payout date (or at the sole discretion of the Board Committees, the day immediately preceding that date) or partly in cash and partly in shares, as the Board Committees may determine.
●	Performance Units. The Board Committees may grant performance units denominated in cash, the amount of which is based on the achievement of one or more specific goals with respect to our performance or the performance of one of our business units or the participant. Performance units that become payable will be paid in cash, in shares valued at the fair market value of the shares on the payout date or partly in cash and partly in shares, as the Board Committees may determine.

70   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

2026 LONG-TERM INCENTIVES PLAN

●	Performance Shares. The Board Committees may grant performance shares entitling participants to receive at a specified future date an amount based on the fair market value of a specified number of shares on the payout date, subject to specified restrictions, including achievement of one or more specific goals with respect to our performance or the performance of one of our business units or the participant. Participants holding performance shares have no ownership interest in any shares to which the performance shares relate until and unless payment is actually made in shares. Performance shares that become payable may be settled in shares, in cash based on the fair market value of the shares underlying the performance shares on the payout date (or at the sole discretion of the Board Committees, the day immediately preceding that date) or partly in cash and partly in shares, as the Board Committees may determine.
●	Director Stock Awards. The Board Committees may grant solely to participants who are directors an award of shares of stock that is not subject to any restrictions on incidents of ownership or restrictions on transfer. Upon the grant of an award of shares of stock to a participant who is a director, that participant will beneficially own all of the shares subject to that award and have all of the rights of a holder of those shares.
●	Director Deferral Election. A director may elect, not later than December 31 (i) of the year before the year in which an award of shares of stock is to be made to receive that award in the form of restricted stock units and (ii) of the year before the year as to which an election is to be applicable, to receive all or any part of his or her retainer or other fees to be paid for service on the Board or any committee of the Board in the following calendar year through the issuance or delivery of a number of restricted stock units determined by dividing that retainer or other amount by the fair market value of the shares on the date when each payment of that retainer or other amount would otherwise be made in cash. Each such restricted stock unit entitles the director recipient to receive one share of our common stock on the day on which the recipient retires from the Board under the Board’s retirement policy or the recipient resigns from the Board or ceases to be a director by reason of the antitrust laws, compliance with our conflict of interest policies, death, disability or other circumstances the Board determines not to be adverse to our best interests, as long as such retirement, resignation or ceasing to be a director constitutes a “separation from service” within the meaning of Section 409A of the Internal Revenue Code, and the regulations and other guidance promulgated thereunder (Section 409A Separation from Service). If such retirement, resignation or ceasing to be a director does not constitute a “separation from service” within the meaning of Section 409A, the director recipient will be entitled to receive such shares only upon the occurrence of Section 409A Separation from Service. Recipients of such restricted stock units will have no ownership interest in any shares underlying the restricted stock units until and unless payment with respect to the restricted stock units is actually made in shares. If a change of control that meets the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder occurs, the shares underlying any restricted stock units granted to directors pursuant to either of the elections described above under the 2026 Plan will be delivered as promptly as practicable to the director and in any event within the calendar year in which such change of control occurs.
●	Awards may not be granted after the tenth anniversary of approval of the 2026 Plan by our shareowners.

With respect to each award of performance shares and performance units, the Board Committees must establish in writing a performance period, performance measures, performance goals and performance formulas for the award on or before the date of grant of the award and no more than a reasonable amount of time after the beginning of the relevant performance period. Under the 2026 Plan, performance measure is defined as one or more of goals selected by the Committee based upon business criteria or other performance measures determined by the Board Committees in their discretion, which may include basic or diluted earnings per share; revenue; sales; operating income; earnings before or after interest, taxes, depreciation or amortization; return on capital; return on invested capital; return on equity; return on assets; return on net assets; return on sales; cash flow; operating cash flow; free cash flow; working capital; stock price; total shareowner return; and/or such other measures of performance as the Board Committees may determine at the time an award of performance shares or performance units is granted.

MINIMUM VESTING REQUIREMENTS

Notwithstanding anything to the contrary in the 2026 Plan, no award may vest, in the ordinary course, prior to the first anniversary of the date of grant of the award. However, up to 5% of the number of the shares reserved under the 2026 Plan may be subject to awards that do not meet such vesting requirements.

The 2026 Plan permits the Board Committees to prescribe in the award agreement for each grant any other terms and conditions of that grant, including the timing of exercisability or vesting of awards and the treatment of awards upon termination of a participant’s employment. Generally, we expect that options will vest in three substantially equal annual installments beginning one year from the grant date. We do not provide award agreements to directors who receive unrestricted stock grants.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   71

2026 LONG-TERM INCENTIVES PLAN

TAX MATTERS

The following is a general summary of certain United States federal income tax consequences of awards made under the 2026 Plan, based upon the laws presently in effect, and is intended for the information of our shareowners considering how to vote with respect to the proposal to approve the 2026 Plan. It is not intended as tax guidance to participants in the 2026 Plan. The discussion does not take into account a number of considerations that may apply in light of the circumstances of a particular participant.

●	Incentive Stock Options. The grant of an incentive stock option will not result in any immediate tax consequences to us or the optionee. An optionee will not recognize taxable income upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares acquired over the option exercise price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee holds the shares acquired for at least one year (and two years after the option was granted), gain or loss recognized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income. In the event of an earlier disposition, the optionee will recognize ordinary taxable income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option exercise price; or (ii) if the disposition is a taxable sale or exchange, the amount of any gain recognized.
●	Non-qualified Stock Options. The grant of a non-qualified stock option will not result in any immediate tax consequences to us or the optionee. Upon the exercise of a non-qualified stock option, the optionee will recognize ordinary taxable income.
●	SARs. The grant of either a tandem SAR or a freestanding SAR will not result in any immediate tax consequences to us or the grantee. Upon the exercise of either a tandem SAR or a freestanding SAR, any cash received and the fair market value on the exercise date of any shares received will constitute ordinary taxable income to the grantee.
●	Restricted Stock Units. The grant of a restricted stock unit will not result in any immediate tax consequences to us or the grantee. Upon payment of a restricted stock unit, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares or cash received at that time.
●	Performance Units. Any cash and the fair market value of any shares received in connection with the grant of a performance unit under the 2026 Plan will constitute ordinary taxable income to the employee in the year in which paid.
●	Performance Shares. The grant of a performance share will not result in any immediate tax consequences to us or the grantee. Upon payment of a performance share, the grantee will recognize ordinary taxable income in an amount equal to the fair market value of the shares or cash received.
●	Stock. Upon an award of shares of our common stock, the director will recognize ordinary taxable income in an amount equal to the fair market value of the shares of common stock received at that time.

We withhold applicable taxes from amounts paid in satisfaction of an award to a participant who is an employee. The amount of the withholding will generally be determined with reference to the closing price of the shares as reported by the New York Stock Exchange on the date of determination. Under the 2026 Plan, the amount of withholding in respect of options exercised through the cashless method in which shares are immediately sold may be determined by reference to the price at which the shares are sold.

We generally will be entitled to a tax deduction in connection with an award under the 2026 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified individuals will be deductible only to the extent that it does not exceed $1,000,000.

OTHER

In the event of any change in or affecting our outstanding shares as a result of a stock dividend, stock split, merger, consolidation, recapitalization, reorganization, combination or exchange of shares or other similar corporate changes or an extraordinary dividend in cash, securities or other property, the Board will make appropriate amendments to the 2026 Plan and outstanding awards and award agreements thereunder and make equitable and other adjustments as are applicable under the circumstances. Equitable adjustments to outstanding awards will ensure that the intrinsic value of each outstanding award under the 2026 Plan immediately after any of the events described above is equal to the intrinsic value of each outstanding award immediately before such event. These actions will include, as applicable, changes in the number of shares remaining available for delivery under the 2026 Plan, the maximum number of shares that may be granted or delivered as or in payment of awards to any single participant pursuant to the 2026 Plan, the number of shares subject to outstanding awards, the option exercise price under outstanding options and the SAR grant price under outstanding SARs, and accelerating the vesting of outstanding awards.

The Board may at any time amend, suspend or terminate the 2026 Plan, in whole or in part, and the Board Committees may at any time alter or amend any or all awards under the 2026 Plan to the extent permitted by the 2026 Plan and applicable law. No such action may, however (except in making amendments and adjustments as described in the preceding paragraph), impair the rights of the holder of any award without the consent of that holder.

In no event (except in making amendments and adjustments as described above) may our Board of Directors or the Board Committees reprice underwater stock options or SARs (those whose exercise price is greater than the fair market value of the shares covered by the options or SARs) by reducing the exercise price, cancelling the awards and granting replacement awards, repurchasing the award for cash, or otherwise.

72   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

2026 LONG-TERM INCENTIVES PLAN

The 2026 Plan provides that, except as otherwise determined by the Board Committees at the time of grant of an award (other than awards to directors), upon a change of control:

●	if all of those outstanding awards are assumed or substituted with comparable awards by the successor corporation in the change of control or its parent corporation and within two years of the change of control the participant’s employment is terminated by reason of death or disability, by the participant for good reason or by the Company other than for cause; or
●	if all of those outstanding awards are not assumed or substituted with comparable awards by the successor corporation in the change of control or its parent corporation then, in each case, all outstanding options and SARs will become vested and exercisable; all restrictions on restricted stock will lapse; all performance goals applicable to awards subject to the achievement of performance goals will be deemed achieved at levels determined by the Board Committees and all other terms and conditions met; all performance units, restricted stock units, and performance shares will be paid out as promptly as practicable; and all other awards will be delivered or paid.

ITEM 4: THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE ROCKWELL AUTOMATION, INC. 2026 LONG-TERM INCENTIVES PLAN.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   73

STOCK OWNERSHIP INFORMATION

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

STOCK OWNERSHIP INFORMATION

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the beneficial ownership, reported to us as of November 1, 2025 of our common stock, including shares as to which a right to acquire ownership within 60 days exists, of each director, and each executive officer listed in the table on page 45 (NEOs) and of these persons and other executive officers as a group. On November 1, 2025, we had outstanding 112,273,567 shares of our common stock.

	Beneficial Ownership on November 1, 2025
Name	Shares of Common Stock(1)	Derivative Securities(2)	Total Shares(1)	Percent of Class(3)
William P. Gipson(4)(5)	453		453	—
Alice L. Jolla	1,843		1,843	—
James P. Keane	9,192		9,192	—
Timothy M. Knavish	1,156		1,156	—
Blake D. Moret(6)	84,039	445,025	529,063	—
Pam Murphy	4,487		4,487	—
Donald R. Parfet(5)	11,854		11,854
Lisa A. Payne	8,594		8,594	—
Thomas W. Rosamilia	7,280		7,280	—
Robert W. Soderbery(4)(5)	1,779		1,779	—
Patricia A. Watson	6,987		6,987	—
Christian E. Rothe	8,655	12,761	21,416	—
Scott A. Genereux	1,905	28,529	30,434	—
Rebecca W. House(6)	9,023	50,535	59,558	—
Matthew W. Fordenwalt(6)	3,264	15,727	18,990	—
All of the above and other executive officers as a group (23 persons)(6)	194,962	663,439	858,401	0.76%
(1)	Each person has sole voting and investment power with respect to the shares listed (either individually or with spouse). None of the listed shares are pledged.
(2)	Represents shares that may be acquired upon the exercise of outstanding stock options and settlement of performance shares and restricted stock units within 60 days.
(3)	The shares owned by each person, and by the group, and the shares included in the number of shares outstanding have been adjusted, and the percentage of shares owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Exchange Act.
(4)	Messrs. Gipson and Soderbery defer all cash and stock compensation for services as a director to restricted stock units. Each restricted stock unit represents the right to receive one share of our common stock.
(5)	Shares owned do not include 4,921, 2,162, and 1,476 restricted stock units granted under the 2020 Long-Term Incentives Plan and 2003 Directors Stock Plan as compensation for services as directors for Messrs. Gipson, Parfet, and Soderbery, respectively.
(6)	Includes shares held under our savings plan. Does not include 492, 27, 6, and 768 share equivalents for Mr. Moret, Ms. House, Mr. Fordenwalt and the group, respectively, held under our non-qualified savings plan.

74   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

STOCK OWNERSHIP INFORMATION

DELINQUENT SECTION 16(A) REPORTS

CERTAIN OTHER SHAREOWNERS

Based on filings made under Sections 13(d) and 13(g) of the Exchange Act on or before December 15, 2025, the following table lists the persons who we believe beneficially owned more than 5% of our common stock as of such date.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	8,629,318(2)	7.6%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	13,610,512(3)	11.88%
(1)	The percent of class owned has been computed in accordance with Rule 13d-3(d)(1) under the Exchange Act.
(2)	Based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on February 5, 2025. BlackRock and its named subsidiaries reported sole voting power for 7,716,169 shares and sole dispositive power for 8,629,318 shares.
(3)	Based on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024. Vanguard reported sole voting power for 0 shares, sole dispositive power for 13,116,242 shares, shared voting power for 152,505 shares and shared dispositive power for 494,270 shares. According to the filing, Vanguard beneficially owns the shares as a registered investment adviser and through its subsidiaries as a result of serving as investment managers.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors, and persons owning more than 10% of Rockwell Automation’s common stock to file reports of ownership and changes in ownership of equity and derivative securities of Rockwell Automation with the SEC and the NYSE. To the Company’s knowledge, based on a review of filings with the SEC and the representations of the persons required to file these reports, the filing requirements during fiscal year 2025 were met except for two reports that were due in April 2025 that were filed late on behalf of Mr. Matheus De A G Viera Bulho and Mr. Cyril Perducat, due to administrative errors.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   75

OTHER INFORMATION

SUPPLEMENTAL FINANCIAL INFORMATION

OTHER INFORMATION

SUPPLEMENTAL FINANCIAL INFORMATION

This proxy statement contains information regarding organic sales, free cash flow, free cash flow conversion, Adjusted Income, Adjusted EPS, and Return On Invested Capital, which are non-GAAP financial measures. This proxy statement also contains information regarding total and organic ARR growth,key metrics. On an annual basis we evaluate whether any adjustments to the calculation of the ICP financial measures are appropriate for items such as acquisitions or legal settlements that were not anticipated at the time the goals were set and as explained in the table below.

ORGANIC SALES

We translate sales of subsidiaries operating outside of the United States using exchange rates effective during the respective period. Therefore, changes in currency exchange rates affect our reported sales. Sales by acquired businesses also affect our reported sales. We believe that organic sales, defined as sales excluding the effects of acquisitions and changes in currency exchange rates, which is a non-GAAP financial  measure, provides useful information to investors because it reflects regional and operating segment performance from the activities of our businesses without the effect of acquisitions and changes in currency exchange rates.

We use organic sales as one measure to monitor and evaluate our regional and operating segment performance. When we acquire businesses, we exclude sales in the current period for which there are no comparable sales in the prior period. We determine the effect of changes in currency exchange rates by translating the respective period’s sales using the same currency exchange rates that were in effect during the prior year. When we divest a business, we exclude sales in the prior period for which there are no comparable sales in the current period. Organic sales growth is calculated by comparing organic sales to reported sales in the prior year, excluding divestitures.

ROCKWELL ORGANIC SALES GROWTH

	Year Ended September 30, 2025	Year Ended September 30, 2024
Reported sales growth	1%	(9)%
Less: Effect of acquisitions	0%	1%
Effect of changes in currency	0%	0%
Organic sales growth	1%	(10)%

TOTAL ARR GROWTH

ARR is a key metric that enables measurement of progress in growing our recurring revenue business. It represents the annual contract value of all active recurring revenue contracts at any point in time. Recurring revenue is defined as a revenue stream that is contractual, typically for a period of 12 months or more, and has a high probability of renewal. The probability of renewal is based on historical renewal experience of the individual revenue streams, or management’s best estimates if historical renewal experience is not available. Total ARR growth is calculated as the dollar change in ARR, adjusted to exclude the effects of currency, divided by ARR as of the prior period. The effects of currency translation are excluded by calculating Total ARR on a constant currency basis. Total ARR includes acquisitions even if there was no comparable ARR in the prior period. We believe that Total ARR provides useful information to investors because it reflects our recurring revenue performance period over period including the effect of acquisitions. Our measure of ARR may be different from measures used by other companies. Because ARR is based on annual contract value, it does not represent revenue recognized during a particular reporting period or revenue to be recognized in future reporting periods and is not intended to be a substitute for revenue, contract liabilities, or backlog.

76   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

OTHER INFORMATION

SUPPLEMENTAL FINANCIAL INFORMATION

ROCKWELL TOTAL ARR GROWTH

	Year Ended September 30, 2025	Year Ended September 30, 2024
Total ARR growth	8%	16%

ORGANIC ARR GROWTH

Organic ARR growth is calculated as the dollar change in ARR, adjusted to exclude the effects of currency translation and acquisitions, divided by ARR as of the prior period. The effects of currency translation are excluded by calculating Organic ARR on a constant currency basis. When we acquire businesses, we exclude the effect of ARR in the current period for which there was no comparable ARR in the prior period. We believe that Organic ARR provides useful information to investors because it reflects our recurring revenue performance period over period without the effect of acquisitions and changes in currency exchange rates. Organic ARR growth is also used as a financial measure of performance for our annual incentive compensation.

ROCKWELL ORGANIC ARR GROWTH

	Year Ended September 30, 2025	Year Ended September 30, 2024
Organic ARR growth	8%	14%

FREE CASH FLOW, FREE CASH FLOW FOR ICP, AND FREE CASH FLOW CONVERSION

Our definition of free cash flow and free cash flow for ICP, which are non-GAAP financial measures, take into consideration capital investments required to maintain the operations of our business and execute our strategy. Cash provided by operating activities adds back non-cash depreciation expense to earnings but does not reflect a charge for necessary capital expenditures. In our opinion, free cash flow provides useful information to investors regarding our ability to generate cash from business operations that is available for acquisitions and other investments, service of debt principal, dividends, and share repurchases. We use free cash flow as one measure to monitor and evaluate our performance, and free cash flow for ICP as a financial measure for our annual incentive compensation. Our definition of free cash flow may differ from definitions used by other companies.

Free cash flow conversion (free cash flow as a percentage of Adjusted Income) is a non-GAAP financial measure, which reflects our ability to generate cash from the operations of the business while considering the capital investments required to maintain operations and execute our strategy as a ratio of our operating performance. We believe free cash flow conversion provides useful information to investors about our ability to convert operating performance into cash generation. Our measure of free cash flow conversion may be different from measures used by other companies.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   77

OTHER INFORMATION

SUPPLEMENTAL FINANCIAL INFORMATION

FREE CASH FLOW, FREE CASH FLOW FOR ICP (IN MILLIONS), AND FREE CASH FLOW CONVERSION

	Year Ended September 30, 2025	Year Ended September 30, 2024
Cash provided by operating activities	$1,544	$864
Capital expenditures	(186)	(225)
Free cash flow	$1,358	$639
Voluntary pre-tax contribution to the company’s U.S. pension plan	70	0
Free cash flow for ICP	$1,428	$639
Adjusted Income	$1,195	$1,133
Free cash flow conversion (i.e., Free cash flow as a % of Adjusted Income)	114%	56%

ADJUSTED INCOME, ADJUSTED EPS, AND ADJUSTED EPS FOR ICP

Adjusted Income, Adjusted EPS, and Adjusted EPS for ICP are non-GAAP earnings measures that exclude non-operating pension and postretirement benefit cost (credit), purchase accounting depreciation and amortization, and impairment attributable to Rockwell Automation, net legacy asbestos and environmental charges, change in fair value of investments, and restructuring charges aligned with enterprise-wide strategic initiatives, including their respective tax effects and related valuation allowances.

In 2025, we updated the definition of our non-GAAP earnings measures to exclude net legacy asbestos and environmental charges. We believe the change to our definition provides a more useful presentation of our operating performance to investors as the charges are not reflective of our core operational performance and relate to products sold many years ago including products from divested businesses and environmental matters at previously owned properties. All previously reported amounts within this proxy statement have been recast to conform to this new definition. In the fourth quarter of 2025, we elected to change our method of accounting for net legacy asbestos-related defense costs from expensing as incurred to accruing for all future defense costs and a related receivable for insurance recoveries for both known and unknown claims, similar to how we account for indemnity costs. See Notes 1 and 17 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 for more information related to our legacy asbestos claims and environmental matters.

Purchase accounting depreciation and amortization, and impairment attributable to Rockwell Automation includes a non-cash accounting charge related to goodwill and intangible asset impairment for the year ended September 30, 2025, and goodwill impairment for the year ended September 30, 2023, for the Sensia joint venture. See Note 3, Goodwill and Other Intangible Assets, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 for more information on our goodwill and intangible asset impairment charges. The tax effect of the purchase accounting depreciation and amortization, and impairment attributable to Rockwell Automation includes the tax effects on the Sensia joint venture impairments and related Sensia tax asset valuation allowances. We recognized restructuring charges in conjunction with an enterprise-wide comprehensive program to optimize cost structure and expand margins in the year ended September 30, 2024. See Note 18, Restructuring Charges, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 for more information on our restructuring charges. Non-operating pension and postretirement benefit cost (credit) is defined as all components of our net periodic pension and postretirement benefit cost except for service cost. See Note 14, Retirement Benefits, to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025 for more information on our net periodic pension and postretirement benefit cost.

We believe that Adjusted Income and Adjusted EPS provide useful information to our investors about our operating performance and allow management and investors to compare our operating performance period over period. We use Adjusted EPS for ICP as a financial measure of performance for our annual incentive compensation. Our measures of Adjusted Income, Adjusted EPS, and Adjusted EPS for ICP may be different from measures used by other companies. These non-GAAP measures should not be considered a substitute for Net income attributable to Rockwell Automation and diluted EPS.

The following are reconciliations of net income attributable to Rockwell Automation, Inc. to Adjusted Income and diluted EPS to Adjusted EPS and Adjusted EPS for ICP:

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OTHER INFORMATION

SUPPLEMENTAL FINANCIAL INFORMATION

ADJUSTED INCOME (IN MILLIONS)

	Year Ended September 30, 2025	Year Ended September 30, 2024
Net Income attributable to Rockwell Automation, Inc.	$869	$953
Non-operating pension and postretirement benefit cost (credit), net of tax effect	0	(16)
Purchase accounting depreciation and amortization, and impairment attributable to Rockwell Automation, net of tax effect	211	108
Net legacy asbestos and environmental charges, net of tax effect	117	16
Change in fair value of investments, net of tax effect	2	0
Restructuring charges, net of tax effect	(4)	72
Adjusted Income	$1,195	$1,133

ADJUSTED EPS AND ADJUSTED EPS FOR ICP

	Year Ended September 30, 2025	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021
Diluted EPS	$7.67	$8.28	$11.95	$7.97	$11.58
Non-operating pension and postretirement benefit cost (credit), net of tax effect	—	(0.14)	0.54	0.02	0.41
Purchase accounting depreciation and amortization, and impairment attributable to Rockwell Automation, net of tax effect	1.86	0.94	1.46	0.59	0.28
Legacy asbestos and environmental charges, net of tax effect	1.03	0.14	0.13	0.10	0.07
Change in fair value of investments, net of tax effect	0.01	(0.01)	(1.83)	0.91	(2.84)
Restructuring charges, net of tax effect	(0.04)	0.64	—	—	—
Adjusted EPS	$10.53	$9.85	$12.25	$9.59	$9.50
Recast for change in definition of Adjusted EPS	—	(0.14)	(0.13)	(0.10)	(0.07)
Impact from accounting adjustments, net of tax effect	(0.19)	—	—	—	—
Impact from acquisitions and, in fiscal 2021, a one-time incremental accelerated investment, net of tax	—	—	0.03	(0.01)	0.38
Gain from legal settlement net of tax and discrete tax benefit	—	—	—	—	(0.71)
Adjusted EPS for ICP	$10.34	$9.71	$12.15	$9.48	$9.10

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   79

OTHER INFORMATION

SUPPLEMENTAL FINANCIAL INFORMATION

RETURN ON INVESTED CAPITAL (ROIC)

We believe that ROIC is useful to investors as a measure of performance and of the effectiveness of the use of capital in our operations. We use ROIC as one measure to monitor and evaluate performance. Our measure of ROIC may be different from that used by other companies. We define ROIC as the percentage resulting from the following calculation:

(a) Net Income, before interest expense, income tax provision, purchase accounting depreciation and amortization, and impairment divided by;

(b) Average invested capital for the year, calculated as a five quarter rolling average using the sum of short-term debt, long-term debt, shareowners’ equity, and accumulated amortization of goodwill and other intangible assets, minus cash and cash equivalents, short-term investments, and long-term investments (fixed income securities), multiplied by;

(c) One minus the effective tax rate for the period.

ROIC is calculated as follows (in millions, except percentages):

	Year Ended September 30, 2025	Year Ended September 30, 2024
(a) Return
Net income	$749	$948
Interest expense	156	154
Income tax provision	168	152
Purchase accounting depreciation and amortization, and impairment	365	144
Return	$1,438	$1,398
(b) Average invested capital
Short-term debt	$ 940	$779
Long-term debt	2,585	2,686
Shareowners’ equity	3,601	3,686
Accumulated amortization of goodwill and intangibles	1,370	1,360
Cash and cash equivalents	(471)	(572)
Short-term and long-term investments	(2)	0
Average invested capital	$8,023	$7,939
(c) Effective tax rate
Income tax provision	$168	$152
Income before income taxes	917	1,100
Effective tax rate	18.3%	13.8%
(a) / (b) * (1-(c)) Return On Invested Capital	14.6%	15.2%

80   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

DISTRIBUTION AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

DISTRIBUTION AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

This year we are once again taking advantage of SEC rules that allow companies to furnish proxy materials to shareowners via the internet. If you received a Notice of Internet Availability of Proxy Materials (Notice) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review this proxy statement and our 2025 Annual Report on Form 10-K as well as how to vote by internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Notice.

SHAREOWNERS SHARING THE SAME ADDRESS

SEC rules permit us to deliver only one copy of our annual report and this proxy statement or the Notice to multiple shareowners who share the same address and have the same last name, unless we received contrary instructions from a shareowner. This delivery method, called “householding,” reduces our printing and mailing costs. Shareowners who participate in householding will continue to receive separate proxy cards.

We will deliver promptly upon written or oral request a separate copy of our annual report and proxy statement or Notice to any shareowner who received these materials at a shared address. To receive a separate copy, please write or call Rockwell Automation Shareowner Relations, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA, telephone: +1 (414) 382-8410.

If you are a holder of record and would like to revoke your householding consent and receive a separate copy of our annual report and proxy statement or Notice in the future, please contact Broadridge Financial Solutions, Inc. (Broadridge), either by calling +1 (800) 542-1061 (toll free in the United States and Canada only) or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, USA. You will be removed from the householding program within 30 days.

Any shareowners of record who share the same address and wish to receive only one copy of future Notices or proxy statements and annual reports for their household should contact Rockwell Automation Shareowner Relations at the address or telephone number listed above.

If you hold your shares in street name with a broker or other nominee, please contact them for information about householding.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   81

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

WHAT AM I VOTING ON?

You will be voting on whether to:

●	Elect as directors the three nominees named in this proxy statement;
●	Approve on an advisory basis the compensation of our named executive officers;
●	Approve the selection by the Audit Committee of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026; and
●	Approve our 2026 Long-Term Incentives Plan.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock at the close of business on December 15, 2025, the record date for the meeting, may vote at the Annual Meeting. Each shareowner of record is entitled to one vote for each share of our common stock held on the record date. On December 15, 2025, 112,433,185 shares of our common stock were outstanding and entitled to vote.

SHAREOWNER OF RECORD

You are considered a shareowner of record of our common stock if your shares are registered directly in your name with our transfer agent, EQ Shareowner Services (formerly Wells Fargo Shareowner Services).

STREET NAME SHAREOWNER

If you hold shares through a bank, broker or other nominee, you are considered a “beneficial owner” of shares held in “street name”. If you hold shares in street name on the record date, you are entitled to vote them through your bank, broker or nominee who will send you these proxy materials and voting instructions.

HOW MAY I ATTEND THE ANNUAL MEETING?

Shareowners as of December 15, 2025, the record date, or individuals authorized as their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in street name through a broker or other nominee, you will need to provide a copy of a brokerage statement reflecting your stock ownership as of the record date to be admitted to the Annual Meeting. Instructions for obtaining an admission card are on the inside back cover page of this proxy statement. You will find directions and instructions for parking and entering the building on your admission card.

HOW DO I VOTE MY SHARES?

We encourage shareowners to vote their shares in advance of the Annual Meeting even if they plan to attend. Shareowners may vote in-person at the Annual Meeting. If you are a record holder and wish to vote in-person at the meeting, you may vote by obtaining a ballot at the meeting. If you hold your shares in street name and wish to vote in-person at the meeting, you should contact your broker or other nominee to obtain a broker’s proxy card and bring it, together with proper identification and your brokerage statement reflecting your stock ownership as of the record date, to the meeting.

In addition, you may vote by proxy:

●	if you received a Notice, by submitting the proxy over the internet by following the instructions on the Notice; and
●	if you received a paper copy of the proxy materials:

●	for shareowners of record and participants in our savings plans and EQ Shareowner Services Plus Plan (dividend reinvestment and stock purchase plan), by completing, signing and returning the enclosed proxy card or direction card, or via the internet or by telephone; or
●	for shares held in street name, by using the method directed by your broker or other nominee. You may vote over the internet or by telephone if your broker or nominee makes those methods available, in which case they will provide instructions with your proxy materials.

HOW WILL MY PROXY BE VOTED?

If you properly complete, sign and return a proxy or use our telephone or internet voting procedures to authorize the named proxies to vote your shares, your shares will be voted as specified. If your proxy card is signed but does not contain specific instructions, your shares will be voted as recommended by our Board, subject to applicable NYSE regulations.

For shareowners participating in our savings plans or in the EQ Shareowner Services Plus Plan, the trustee or administering bank will vote the shares that it holds for a participant’s account only in accordance with instructions given in a signed, completed and returned proxy card or direction card, or in accordance with instructions given pursuant to our internet or telephone voting procedures. If they do not receive instructions, the shares will not be voted. To allow sufficient time for voting by the trustees of the savings plans, your voting instructions for shares held in the plans must be received by February 4, 2026.

82   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

MAY I CHANGE MY PROXY AFTER I VOTE MY SHARES?

For shareowners of record, you may revoke or change your proxy at any time before it is voted at the Annual Meeting by:

●	Delivering a written notice of revocation to the Secretary of the Company;
●	Submitting a properly signed proxy card with a later date;
●	Casting a later vote using the telephone or internet voting procedures; or
●	Voting in-person at the Annual Meeting (except for shares held in the savings plans).

If you hold your shares in street name, you must contact your broker or other nominee to revoke or change your proxy. Your proxy is not revoked simply because you attend the Annual Meeting.

WILL MY VOTE BE CONFIDENTIAL?

It is our policy to keep confidential all proxy cards, ballots and voting tabulations that identify individual shareowners, except (i) as may be necessary to meet any applicable legal requirements, and (ii) in the case of any contested proxy solicitation, as may be necessary to permit proper parties to verify the propriety of proxies presented by any person and the results of the voting. Representatives of Broadridge will tabulate votes and act as the independent inspector of election at this year’s meeting. The independent inspector of election and any employees involved in processing proxy cards or ballots and tabulating the vote are required to comply with this policy of confidentiality.

WHAT IS REQUIRED FOR THERE TO BE A QUORUM AT THE ANNUAL MEETING?

Holders of at least a majority of the shares of our common stock issued and outstanding on the record date for the Annual Meeting must be present, in-person or by proxy, for there to be a quorum to conduct business at the meeting.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH OF THE PROPOSALS?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Plurality of votes cast	No
Advisory Approval of Executive Compensation	Majority of votes cast	No
D&T Appointment	Majority of votes cast	Yes
2026 Long-Term Incentives Plan	Majority of votes cast	No

ELECTION OF DIRECTORS

Directors are elected by a plurality of votes cast. This means that the three nominees for election as directors who receive the greatest number of votes cast by the holders of our common stock entitled to vote at the meeting will become directors. In an uncontested election where the number of nominees equals the number of director seats up for election, all the nominees will be elected and withheld votes will have no effect, in each case as long as there is a quorum and somebody votes for their election. The election of directors, however, is subject to our director resignation policy if a director fails to receive a majority vote.

Our Guidelines on Corporate Governance set forth our policy if a director is elected by a plurality of votes cast but receives a greater number of votes “withheld” from his or her election than votes “for” such election. In an uncontested election, any nominee for director who receives more votes “withheld” than votes “for” his or her election must promptly tender his or her resignation to the Board. The Board Composition and Corporate Governance Committee will consider the resignation offer and make a recommendation to the Board. The Board will act on the tendered resignation within 90 days following certification of the election results. The Board Composition and Corporate Governance Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information that it considers appropriate and relevant, including any stated reasons why the shareowners withheld votes from the director, the director’s tenure, the director’s qualifications, the director’s past and expected contributions to the Board, and the overall composition of the Board. We will promptly disclose the Board’s decision regarding whether to accept or reject the director’s resignation offer in a Form 8-K furnished to the SEC. If the Board rejects the tendered resignation or pursues any additional action, the disclosure will include the rationale behind the decision. Any director who tenders his or her resignation may not participate in the Board Composition and Corporate Governance Committee deliberations and recommendation or in the Board’s decision whether to accept or reject the resignation offer.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   83

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

EXPENSES OF SOLICITATION

COMPENSATION OF NAMED EXECUTIVE OFFICERS

An affirmative vote of the holders of a majority of the voting power of our common stock present in-person or represented by proxy and entitled to vote on the matter is necessary to approve on an advisory basis the compensation of our NEOs, although such vote will not be binding on us.

D&T APPOINTMENT

An affirmative vote of the holders of a majority of the voting power of our common stock present in-person or represented by proxy and entitled to vote on the matter is necessary to approve the D&T appointment.

2026 LONG-TERM INCENTIVES PLAN

An affirmative vote of the holders of a majority of the voting power or our common stock present in-person or represented by proxy and entitled to vote on the matter is necessary to approve the 2026 Long-Term Incentives Plan.

HOW ARE VOTES COUNTED?

Under Delaware law and our certificate of incorporation and by-laws, all votes entitled to be cast by shareowners present in-person or represented by proxy at the meeting and entitled to vote on the subject matter, whether those shareowners vote “for”, “against” or abstain from voting, will be counted for purposes of determining the minimum number of affirmative votes required to approve the D&T appointment and the 2026 Long-Term Incentives Plan and approve on an advisory basis the compensation of our NEOs.

WHAT IS THE EFFECT OF AN ABSTENTION?

The shares of a shareowner who abstains from voting on a matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is present in-person or represented by proxy. An abstention from voting on a matter by a shareowner present in-person or represented by proxy at the meeting has no effect on the election of directors but has the same legal effect as a vote “against” the proposals to approve the compensation of our NEOs, the D&T appointment, and the 2026 Long-Term Incentives Plan.

HOW WILL VOTES BE COUNTED ON SHARES HELD THROUGH BROKERS?

Brokers are not entitled to vote on the election of directors, the advisory proposal to approve the compensation of our NEOs, or the approval of the 2026 Long-Term Incentives Plan, unless they receive voting instructions from the beneficial owner. However, under NYSE rules, brokers may use discretionary authority to vote on “routine” items such as the ratification of auditor. If a broker does not receive voting instructions, the broker may return a proxy card voting on routine items with no vote on the election of directors, the advisory proposal to approve the compensation of our NEOs, and the approval of the 2026 Long-Term Incentives Plan, which is usually referred to as a broker non-vote. The shares of a shareowner whose shares are not voted because of a broker non-vote on a particular matter will be counted for purposes of determining whether a quorum is present at the meeting so long as the shareowner is represented by proxy. A broker non-vote has no effect on the election of directors, the advisory proposal to approve the compensation of our NEOs, or the approval of the 2026 Long-Term Incentives Plan.

CAN I RECEIVE ELECTRONIC ACCESS TO SHAREOWNER MATERIALS?

As noted above, SEC rules permit us to furnish proxy materials to shareowners via the internet. However, we may choose to continue to provide printed copies to certain shareowners. If we send you printed copies, you can help us reduce the environmental impact of our Annual Meeting by electing to access proxy statements, annual reports and related materials electronically instead of receiving these documents in print. You must have an e-mail account and access to the internet and expect to have such access in the future to be eligible for electronic access to these materials. To enroll for these services, please go to www.proxyvote.com or visit our website at www.rockwellautomation.com, click on “Investors”, then click on “Contact Us”, and you will find the link under the subheading “Electronic Delivery” under “Transfer Agent & Dividends”. If you own your shares through a broker or other nominee, you may contact them directly to request electronic access.

Your consent to electronic access will be effective until you revoke it. You may cancel your consent at no cost to you at any time by going to www.proxyvote.com and following the instructions or by contacting your broker or other nominee.

EXPENSES OF SOLICITATION

We will bear the cost of the solicitation of proxies. We are soliciting proxies by mail, e-mail and through the Notice. Proxies also may be solicited personally, or by telephone or facsimile, by a few of our regular employees without additional compensation. In addition, we have hired Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, for $20,000 plus associated costs and expenses to assist in the solicitation. We will reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies.

84   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

ANNUAL REPORT

The Board does not know of any other matters that may be presented at the meeting. Our by-laws required notice by November 6, 2025, for any matter to be brought before the Annual Meeting by a shareowner. In the event of a vote on any matters other than those referred to in the accompanying Notice of 2026 Annual Meeting of Shareowners, proxies in the accompanying form will be voted in accordance with the judgment of the persons voting such proxies.

ANNUAL REPORT

Our Annual Report on Form 10-K, including financial statements and financial statement schedules, for the fiscal year ended September 30, 2025, was mailed with this proxy statement to shareowners who received a printed copy of this proxy statement. A copy of our Annual Report on Form 10-K is available on the internet as set forth in the Notice of Internet Availability of Proxy Materials.

We will send a copy of our Annual Report on Form 10-K to any shareowner without charge upon written request addressed to:

Rockwell Automation, Inc.

Shareowner Relations, E-7F19
1201 South Second Street
Milwaukee, Wisconsin 53204, USA
+1 (414) 382-8410

SHAREOWNER PROPOSALS FOR 2027 ANNUAL MEETING

If a shareowner wants to submit, in accordance with SEC Rule 14a-8, a proposal for possible inclusion in our proxy statement for the 2027 Annual Meeting of Shareowners, the proposal must be received by our Corporate Secretary at the address listed below by August 24, 2026.

Our by-laws provide proxy access to eligible shareowners. The proxy access by-law provides that a shareowner, or group of up to 20 shareowners, that owns 3% or more of the Company’s outstanding common stock continuously for at least three years may submit director nominees for up to the greater of two directors or 20 percent of the Board (provided the shareowner or a group of shareowners and nominees satisfy specified requirements). A shareowner’s notice of nomination of one or more director candidates to be included in the Company’s proxy statement and ballot pursuant to Section 9 of Article II of our by-laws (a proxy access nomination) must be delivered to our principal executive offices no earlier than July 25, 2026 and no later than August 24, 2026 (i.e., no earlier than the 150th day and no later than the 120th day before the anniversary of the date the Company filed its proxy statement for the previous year’s annual meeting with the SEC). In addition, shareowners who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of SEC Rule 14a-19(b).

In addition, if a shareowner wants to propose any matter for consideration by the shareowners at the 2027 Annual Meeting of Shareowners, other than a matter brought pursuant to SEC Rule 14a-8 or a proxy access director nomination, or the person the shareowner wants to nominate as a director, our by-laws require the shareowner to notify our Corporate Secretary in writing at the address listed below on or after October 13, 2026 and on or before November 12, 2026. If the number of directors to be elected to the Board at the 2027 Annual Meeting of Shareowners is increased and we do not make a public announcement naming all of the nominees for director or specifying the increased size of the Board on or before November 2, 2026, a shareowner proposal with respect to nominees for any new position created by such increase will be considered timely if received by our Corporate Secretary not later than the tenth day following our public announcement of the increase. The specific requirements and procedures for shareowner proposals to be presented directly at an Annual Meeting are set forth in our by-laws, which are available on our website at www.rockwellautomation.com on the “Investors” page under the heading “Governance.”

To be in proper form, a shareowner’s notice must include the information about the proposal or nominee as specified in our by-laws.

Notices of intention to present proposals or nominate directors at the 2027 Annual Meeting, and all supporting materials required by our by-laws, must be submitted to:

Rockwell Automation, Inc.

c/o Corporate Secretary
1201 South Second Street
Milwaukee, WI 53204

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   85

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON FEBRUARY 10, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON FEBRUARY 10, 2026

This proxy statement and the Annual Report on Form 10-K for our fiscal year ended September 30, 2025, are available to you on the internet at www.proxyvote.com.

To view this material, you will need your control number from your proxy card.

The Annual Meeting (for shareowners as of the December 15, 2025 record date) will be held on February 10, 2026, at 5:30 p.m. CST at Rockwell Automation Global Headquarters, 1201 South Second Street, Milwaukee, Wisconsin 53204, USA.

For directions to the Annual Meeting and to vote in-person, please call Shareowner Relations at +1 (414) 382-8410.

Shareowners will vote at the Annual Meeting on whether to:

1)	Elect William P. Gipson, Pam Murphy, and Robert W. Soderbery as directors;
2)	Approve on an advisory basis the compensation of our named executive officers as described in the proxy statement;
3)	Approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026; and
4)	Approve our 2026 Long-Term Incentives Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE THREE NAMED DIRECTORS, THE PROPOSALS TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, THE SELECTION OF DELOITTE & TOUCHE LLP, AND THE 2026 LONG-TERM INCENTIVES PLAN.

December 22, 2025

86   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD ON FEBRUARY 10, 2026

ADMISSION TO THE 2026 ANNUAL MEETING

You will need an admission card (or other proof of stock ownership) and proper identification for admission to the Annual Meeting of Shareowners in Milwaukee, Wisconsin on February 10, 2026. If you plan to attend the Annual Meeting, please be sure to request an admission card by:

●	marking the appropriate box on the proxy card and mailing the card using the enclosed envelope;
●	indicating your desire to attend the meeting through our internet voting procedure; or
●	calling our Shareowner Relations line at +1 (414) 382-8410.

An admission card will be mailed to you if:

●	your Rockwell Automation shares are registered in your name; or
●	your Rockwell Automation shares are held in the name of a broker or other nominee and you provide written evidence of your stock ownership as of the December 15, 2025 record date, such as a brokerage statement or letter from your broker.

Your admission card will serve as verification of your ownership.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   87

APPENDIX A

APPENDIX A

ROCKWELL AUTOMATION, INC.

2026 LONG-TERM INCENTIVES PLAN
Section 1: Purpose

The purpose of the Plan is to promote the interests of the Corporation and its shareowners by providing incentive compensation opportunities to assist in (i) attracting, motivating and retaining Employees, Prospective Employees and Non-Employee Directors and (ii) aligning the interests of Employees, Prospective Employees and Non-Employee Directors participating in the Plan with the interests of the Corporation’s shareowners.

Section 2: Definitions

As used in the Plan, the following terms shall have the respective meanings specified below.

(a)	“Available Stock” means the aggregate number of shares of Stock available for delivery pursuant to the Plan.

(b)	“Award” means an award granted pursuant to Section 4.

(c)	“Award Agreement” means a document described in Section 6 setting forth the terms and conditions applicable to an Award granted to a Participant.

(d)	“BCCG” means the Board Composition and Corporate Governance Committee of the Board of Directors, as it may be comprised from time to time.

(e)	“Board of Directors” means the Board of Directors of the Corporation, as it may be comprised from time to time.

(f)	“Cause” means (i) the willful and continued failure of the Participant to perform substantially the Participant’s duties with the Corporation or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Board of Directors or the Chief Executive Officer of the Corporation which specifically identifies the manner in which the Board of Directors or Chief Executive Officer believes that the Participant has not substantially performed the Participant’s duties, or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Corporation. For purposes of this definition, no act or failure to act, on the part of the Participant, shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interests of the Corporation. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board of Directors or upon the instructions of the Chief Executive Officer or a senior officer of the Corporation or based upon the advice of counsel for the Corporation shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Corporation. The cessation of employment of the Participant shall not be deemed to be for Cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board of Directors at a meeting of the Board of Directors called and held for such purpose (after reasonable notice is provided to the Participant and the Participant is given an opportunity, together with counsel, to be heard before the Board of Directors), finding that, in the good faith opinion of the Board of Directors, the Participant is guilty of the conduct described in clause (i) or (ii) above, and specifying the particulars thereof in detail.

(g)	“Change of Control” means any of the following:

(i)	the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Corporation (the “Outstanding Rockwell Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Rockwell Voting Securities”); provided, however, that for purposes of this subparagraph (i), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Corporation, (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (z) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection of this Section 2(g));

88   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

APPENDIX A

(ii)	individuals who, as of October 30, 2025, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to that date whose election, or nomination for election by the Corporation’s shareowners, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

(iii)	consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of assets of another entity (a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Rockwell Common Stock and Outstanding Rockwell Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Rockwell Common Stock and Outstanding Rockwell Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Corporate Transaction; or

(iv)	approval by the Corporation’s shareowners of a complete liquidation or dissolution of the Corporation.

(h)	“Change of Control Good Reason” means any of the following:

(i)	a material diminution in the Participant’s base compensation, target bonus opportunity or eligibility to receive long-term incentives;

(ii)	a material diminution in the Participant’s authority, duties, or responsibilities;

(iii)	a material diminution in the authority, duties or responsibilities of the supervisor to whom the Participant is required to report, including a requirement that the Participant report to a corporate officer or employee instead of reporting directly to the Board of Directors; or

(iv)	a material change in the geographic location at which the Participant must perform services.

Notwithstanding the foregoing, in the case of any Award that is subject to and not exempt from Section 409A, clause (i) above shall instead read as follows: “(i) a material diminution in the Participant’s base compensation;”.

For purposes of this definition, a Participant shall not be deemed to have incurred a termination of employment for a Change of Control Good Reason unless:

(i)	the condition constituting a Change of Control Good Reason occurs during the period commencing with the date of the Change of Control and ending on the second anniversary of the date of the Change of Control; and

(ii)	the Participant provides written notice to the Corporation of the existence of the condition constituting a Change of Control Good Reason within ninety (90) days of the initial existence of the condition constituting a Change of Control Good Reason, the Corporation or one of its affiliates is given thirty (30) days to cure such condition and such condition remains uncured after such thirty (30)-day period.

(i)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(j)	“Compensation Committee” means the Compensation Committee of the Board of Directors, as it may be comprised from time to time.

(k)	“Committee” means (i) the Compensation Committee (other than with respect to Awards for Non-Employee Directors), (ii) the BCCG (with respect to Awards for Non-Employee Directors) or (iii) in either case, any other committee appointed by the Board of Directors for which each member of such committee shall at the time of any action under the Plan be, to the extent the Board of Directors determines appropriate, (A) a “non-employee director” as defined in Rule 16b-3(b)(3)(i) under the Exchange Act and (B) an “independent” director under the rules of the New York Stock Exchange and any other applicable regulatory requirements.

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(l)	“Corporation” means Rockwell Automation, Inc. and any successor thereto.

(m)	“Disability” means the absence of Participant from Participant’s duties with the Corporation on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Corporation or its insurers and acceptable to Participant or Participant’s legal representative.

(n)	“Dividend Equivalent” means an amount equal to the amount of cash dividends payable with respect to a share of Stock after the date specified in an Award Agreement with respect to an Award settled in Stock or an Award of Restricted Stock Units, Performance Shares or Performance Units; provided, however, that no Dividend Equivalents shall be paid in respect of Awards of Options or SARs.

(o)	“Employee” means an individual who is an employee or a leased employee of, or a consultant to, the Corporation or a Subsidiary, but excludes members of the Board of Directors who are not also employees of the Corporation or a Subsidiary.

(p)	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(q)	“Exchange Act” means the Securities Exchange Act of 1934, and any successor statute, as it may be amended from time to time.

(r)	“Fair Market Value” means the closing sale price of the Stock as reported in the New York Stock Exchange (or if the Stock is not then traded on the New York Stock Exchange, the closing sale price of the Stock on the stock exchange or over-the-counter market on which the Stock is principally trading) on the date of a determination (or on the next preceding day the Stock was traded if it was not traded on the date of a determination).

(s)	“Incentive Stock Option” means an Option (or an option to purchase Stock granted pursuant to any other plan of the Corporation or a Subsidiary) intended to comply with Code Section 422.

(t)	“Non-Employee Director” means a member of the Board of Directors who is not an Employee.

(u)	“Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

(v)	“Officer” means an Employee who is an officer of the Corporation as defined in Rule 16a-1(f) under the Exchange Act as it may be amended from time to time.

(w)	“Option” means an option to purchase Stock granted pursuant to Section 4(a).

(x)	“Participant” means any Employee, Prospective Employee or Non-Employee Director who has been granted an Award.

(y)	“Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained with respect to one or more Performance Goals. Performance Formulas may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(z)	“Performance Goal” means the level of performance, whether absolute or relative to a peer group or index, established by the Committee as the performance goal with respect to a Performance Measure. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(aa)	“Performance Measure” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion, which may include basic or diluted earnings per share; revenue; sales; operating income; earnings before or after interest, taxes, depreciation or amortization; return on capital; return on invested capital; return on equity; return on assets; return on net assets; return on sales; cash flow; operating cash flow; free cash flow; working capital; stock price; total shareowner return; and/or such other measures of performance as the Committee may determine at the time any Award is granted. Each such measure, to the extent applicable, shall be determined in accordance with generally accepted accounting principles as consistently applied by the Corporation and, if so determined by the Committee at the time the Award is granted, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

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(bb)	“Performance Period” means one or more periods of time (of not less than one fiscal year of the Corporation), as the Committee may designate, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(cc)	“Performance Share” means an Award denominated in Stock granted pursuant to Section 4(f) and Section 4(g).

(dd)	“Performance Unit” means an Award denominated in cash granted pursuant to Section 4(e) and Section 4(g).

(ee)	“Plan” means this 2026 Long-Term Incentives Plan as adopted by the Corporation and in effect from time to time.

(ff)	“Prior Plans” means the Rockwell Automation, Inc. 2020 Long-Term Incentives Plan and the Rockwell Automation, Inc. 2012 Long-Term Incentives Plan, each as amended.

(gg)	“Prospective Employee” means an individual who has been extended an offer of employment with the Corporation or a Subsidiary but who has not yet accepted said offer and become an Employee.

(hh)	“Restricted Stock” means an Award of Stock subject to restrictions granted pursuant to Section4(c).

(ii)	“Restricted Stock Unit” means an Award denominated in Stock granted pursuant to Section 4(d).

(jj)	“SAR” means a stock appreciation right with respect to Stock granted pursuant to Section4(b).

(kk)	“Section 409A” means Code Section 409A, including any regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.

(ll)	“Section 409A Change of Control” means a Change of Control that meets the requirements of Treasury Regulation Section 1.409A-3(i)(5).

(mm)	“Separation from Service” has the meaning set forth in Section 409A.

(nn)	“Stock” means shares of Common Stock, par value $1 per share, of the Corporation or any security of the Corporation issued in substitution, exchange or lieu thereof.

(oo)	“Subsidiary” means (i) any corporation or other entity in which the Corporation, directly or indirectly, has ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity and (ii) any corporation or other entity in which the Corporation has a significant equity interest and which the Committee has determined to be considered a Subsidiary for purposes of the Plan.

Section 3: Eligibility

The Committee may grant one or more Awards to any Employee, Prospective Employee or Non-Employee Director designated by it to receive an Award.

Section 4: Awards

The Committee may grant any one or more of the following types of Awards, and any such Award may be granted by itself, together with another Award that is linked and alternative to the Award with which it is granted or together with another Award that is independent of the Award with which it is granted:

(a)	Options. An Option is an option to purchase a specified number of shares of Stock exercisable at such time or times and subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including the following:

(i)	The exercise price per share of an Option shall not be less than 100% of the Fair Market Value on the date the Option is granted, and no Option may be exercisable more than 10 years after the date the Option is granted.

(ii)	The exercise price of an Option shall be paid in cash (including by authorizing the designated agent or third party approved by the Corporation to sell the Stock (or a sufficient portion of the Stock) acquired upon exercise of the Option and apply the proceeds of such sale to payment of the exercise price of the Option) or, at the discretion of the Committee, in Stock valued at the Fair Market Value on the date of exercise, by withholding shares of Stock for which the Option is exercisable valued at the Fair Market Value on the date of exercise or through any combination of the foregoing.

(iii)	No fractional shares of Stock will be issued or accepted. The Committee may impose such other conditions, restrictions and contingencies with respect to shares of Stock delivered pursuant to the exercise of an Option as it deems desirable.

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(iv)	Incentive Stock Options shall be subject to the following additional provisions:

(A)	No grant of Incentive Stock Options to any one Employee shall cover a number of shares of Stock whose aggregate Fair Market Value (determined on the date the Option is granted), together with the aggregate Fair Market Value (determined on the respective date of grant of any Incentive Stock Option) of the shares of Stock covered by any Incentive Stock Options that have been previously granted under the Plan or any other plan of the Corporation or any Subsidiary and that are exercisable for the first time during the same calendar year, exceeds $100,000 (or such other amount as may be fixed as the maximum amount permitted by Code Section 422(d)); provided, however, that, if such limitation is exceeded, the Incentive Stock Options granted in excess of such limitation shall be treated as Non-Qualified Stock Options.

(B)	No Incentive Stock Option may be granted under the Plan after October 30, 2035.

(C)	No Incentive Stock Option may be granted to any Participant who on the date of grant is not an employee of the Corporation or a corporation that is a subsidiary of the Corporation within the meaning of Code Section 424(f).

(b)	Stock Appreciation Rights (SARs). A SAR is the right to receive a payment measured by the excess of the Fair Market Value of a specified number of shares of Stock on the date on which the Participant exercises the SAR over the grant price of the SAR determined by the Committee, which shall be exercisable at such time or times and subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including the following:

(i)	The grant price of a SAR shall not be less than 100% of the Fair Market Value of the shares of Stock covered by the SAR on the date the SAR is granted, and no SAR may be exercisable more than 10 years after the date the SAR is granted.

(ii)	SARs may be (A) freestanding SARs or (B) tandem SARs granted in conjunction with an Option, either at the time of grant of the Option or at a later date, and exercisable at the Participant’s election instead of all or any part of the related Option.

(iii)	The payment to which the Participant is entitled on exercise of a SAR may be in cash, in Stock valued at the Fair Market Value on the date of exercise or partly in cash and partly in Stock (as so valued), as the Committee may determine.

(c)	Restricted Stock. Restricted Stock is Stock that is issued to a Participant subject to such restrictions on transfer and such other restrictions on incidents of ownership as the Committee may determine, which restrictions shall lapse at such time or times or upon the occurrence of such event or events as the Committee may determine, including but not limited to the achievement, over a specified period of time, of one or more specific goals with respect to performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or that Participant. Subject to the specified restrictions, the Participant as owner of those shares of Restricted Stock shall have the rights of the holder thereof, except that the Committee may provide at the time of the Award that any dividends or other distributions paid with respect to that Stock while subject to those restrictions shall not be payable or shall be accumulated, with or without interest, or reinvested in Stock and held subject to the same restrictions as the Restricted Stock and such other terms and conditions as the Committee shall determine. Shares of Restricted Stock shall be deemed beneficially owned by the Participant and, at the Corporation’s sole discretion, shall be held in book-entry form subject to the Corporation’s instructions, in a nominee account for the Corporation or shall be evidenced by a certificate, which shall bear an appropriate restrictive legend, shall be subject to appropriate stop-transfer orders and shall be held in custody by the Corporation until the restrictions on those shares of Restricted Stock lapse.

(d)	Restricted Stock Unit. A Restricted Stock Unit is an Award of a right to receive at a specified future date an amount based on the Fair Market Value of a specified number of shares of Stock on the payout date, subject to such terms and conditions as the Committee may establish, including but not limited to the achievement, over a specified period of time, of one or more specific goals with respect to performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or the Participant to whom the Restricted Stock Units are granted. Restricted Stock Units that become payable in accordance with their terms and conditions shall be paid out in Stock, in cash based on the Fair Market Value of the Stock underlying the Restricted Stock Units on the payout date (or at the sole discretion of the Committee, the day immediately preceding that date) or partly in cash (as so based) and partly in Stock, as the Committee may determine. Any person who holds Restricted Stock Units shall have no ownership interest in any shares of Stock to which such Restricted Stock Units relate until and unless payment with respect to such Restricted Stock Units is actually made in shares of Stock.

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(e)	Performance Units. A Performance Unit is an Award denominated in cash, the amount of which may be based on the achievement, over a specified period of time, of one or more specific goals with respect to performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or the Participant to whom the Performance Units are granted. Performance Units that become payable in accordance with their terms and conditions shall be paid out in cash, in Stock valued at the Fair Market Value on the payout date (or at the sole discretion of the Committee, the day immediately preceding that date) or partly in cash and partly in Stock (as so valued), as the Committee may determine.

(f)	Performance Shares. A Performance Share is an Award of a right to receive at a specified future date an amount based on the Fair Market Value of a specified number of shares of Stock on the payout date, subject to such terms and conditions as the Committee may establish, including but not limited to the achievement, over a specified period of time, of one or more specific goals with respect to performance of the Corporation, a business unit (which may but need not be a Subsidiary) of the Corporation or the Participant to whom the Performance Shares are granted. Performance Shares that become payable in accordance with their terms and conditions shall be paid out in Stock, in cash based on the Fair Market Value of the Stock underlying the Performance Shares on the payout date (or at the sole discretion of the Committee, the day immediately preceding that date) or partly in cash (as so based) and partly in Stock, as the Committee may determine. Any person who holds Performance Shares shall have no ownership interest in any shares of Stock to which such Performance Shares relate until and unless payment with respect to such Performance Shares is actually made in shares of Stock.

(g)	Performance Goals, Performance Measures and Payouts.

(i)	Each Award of Performance Units or Performance Shares shall include one or more Performance Goal(s) and/ or Performance Measure(s) and shall be subject to this Section 4(g).

(ii)	With respect to each Award of Performance Units or Performance Shares, the Committee shall establish, in writing, on or before the date of grant and no more than a reasonable amount of time after the beginning of the relevant Performance Period, one or more Performance Goal(s), Performance Measure(s) and/or Performance Formula(s) for such Award of Performance Units or Performance Shares for the applicable Performance Period.

(iii)	A Participant shall be eligible to receive payment in respect of an Award of Performance Units or Performance Shares only to the extent that the Performance Goal(s) for that Award are achieved and the Performance Formula(s) as applied against such Performance Goal(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and determine whether, and to what extent, the Performance Goal(s) for the Performance Period have been achieved and, if so, determine the amount of the Award of Performance Units or Performance Shares earned by the Participant for such Performance Period based upon such Participant’s Performance Formula(s). The Committee shall then determine the actual amount of the Award of Performance Units or Performance Shares to be paid to the Participant and, in so doing, may in its sole discretion decrease or increase the amount of such Award otherwise payable to the Participant based upon such performance. All such determinations of the Committee will be final, conclusive and binding on the Participant. As promptly as practicable after making the foregoing determinations, the Committee shall notify any Participant who has earned any portion of his or her Award of Performance Units or Performance Shares in writing of such determinations.

(h)	Stock. The Committee may grant solely to any Participant who is a Non-Employee Director an Award of a specified number of shares of Stock as the Committee shall determine. Such Stock shall not be subject to any restrictions on incidents of ownership or restrictions on transfer (other than pursuant to any federal, state or local securities laws). Upon the grant of an Award of Stock to any Participant who is a Non-Employee Director, such Participant shall own beneficially all of the shares of Stock subject to such Award and have all of the rights of the holder thereof.

(i)	Deferrals.

(i)	Generally. The Committee may require or permit Participants to defer the issuance or vesting of shares of Stock or the settlement of Awards under such rules and procedures as it may establish under the Plan, including pursuant to the Corporation’s Deferred Compensation Plan or Directors Deferred Compensation Plan. The Committee may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of Dividend Equivalents on deferred settlements in shares of Stock. Notwithstanding the foregoing, no deferral will be permitted if it will result in the Plan becoming an “employee pension benefit plan” under Section 3(2) of ERISA, that is not otherwise exempt under Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. In addition, notwithstanding the foregoing, it is the intent of the Corporation that any deferral made under this Section 4(i) shall (A) satisfy the requirements for exemption under Section 409A or (B) satisfy the requirements of Section 409A.

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(ii)	Non-Employee Director Deferrals. Each Non-Employee Director may elect each year, not later than December 31 (A) of the year preceding the year in which he or she is to receive an Award of Stock pursuant to Section 4(h) to receive such Award in the form of Restricted Stock Units and (B) of the year preceding the year as to which an election is to be applicable, to receive all or any part of the cash portion of his or her retainer or other fees to be paid for service on the Board of Directors or any committee thereof in the following calendar year through the issuance of or delivery of a whole number of Restricted Stock Units determined by dividing such retainer or other amount by the Fair Market Value of the shares of Stock on the date when each payment of such retainer or other amount would otherwise be made in cash (or on the next preceding day that shares of Stock were traded if they were not traded on such date) and rounding up to the next higher whole number. Each Restricted Stock Unit received pursuant to an election under Section 4(i)(ii)(A) or (B) shall entitle the Non-Employee Director recipient to receive one share of Stock on the day on which he or she retires from the Board of Directors under the Board of Directors’ retirement policy or if he or she resigns from the Board of Directors or ceases to be a member of the Board of Directors by reason of the antitrust laws, compliance with the Corporation’s conflict of interest policies, death, disability or other circumstances the Board of Directors determines not to be adverse to the best interests of the Corporation, provided that such retirement or resignation constitutes a Separation from Service. If such retirement or resignation does not constitute a Separation from Service, each Restricted Stock Unit shall entitle the Non-Employee Director recipient to receive one share of Stock upon such Separation from Service. All Restricted Stock Units granted to Non-Employee Directors under the Plan shall be subject to such other terms and conditions as the Committee shall determine. Such other terms and conditions shall be consistent with the provisions of the Plan, including those set forth in Section4(d). If a Section 409A Change of Control shall occur, then all shares of Stock underlying Restricted Stock Units granted under the Plan to any Non-Employee Director pursuant to either of the foregoing elections shall be delivered as promptly as practicable to the Non-Employee Director in whose name they are registered and in any event within the calendar year in which the Section 409A Change of Control occurs.

(j)	Other Section 409A Provisions. In addition to the provisions related to the deferral of Awards under the Plan set forth in Section 4(i) and notwithstanding any other provision of the Plan to the contrary, the following provisions shall apply to Awards:

(i)	To the extent not otherwise set forth in the Plan, it is the intent of the Corporation that the Award Agreement for each Award shall set forth (or shall incorporate by reference to the Corporation’s Deferred Compensation Plan or Directors Deferred Compensation Plan) such terms and conditions as are necessary to (A) satisfy the requirements for exemption under Section 409A or (B) satisfy the requirements of Section 409A.

(ii)	Notwithstanding any other provision of the Plan to the contrary, the Corporation makes no representation that the Plan or any Award will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to the Plan or any Award. The Corporation will have no liability to any Participant in the event that the Participant becomes subject to taxation (including taxes, penalties and interest) under Section 409A (other than any reporting and/or withholding obligations that the Corporation may have under applicable tax law) or in the event the Participant incurs other expenses on account of non-compliance or alleged non-compliance with Section 409A,

(iii)	Notwithstanding any other provision of the Plan to the contrary, in the case of any Award that is subject to and not exempt from Section 409A to the extent that payment is made on account of a “Change of Control”, “retirement”, “termination of employment” or “disability”, (A) all references to “Change of Control” (other than the references in Section 10(a)(i)) shall instead refer to “Change of Control that constitutes a Section 409A Change of Control”, (B) all references to “retirement” shall instead refer to “retirement that constitutes a Separation from Service”, (C) all references to a Participant’s employment being terminated shall instead be to the Participant’s Separation from Service, and (D) all references to “disability” shall instead refer to a “disability” that meets the requirements of Treasury Regulation Section 1.409A-3(i)(4)(i).

(iv)	Notwithstanding any other provision of the Plan to the contrary, in the case of any Award that is subject to and not exempt from Section 409A, if any payment with respect to such Award is payable to a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i)) and such payment is subject to the six month delay in payment pursuant to Section 409A(a)(2)(B)(i) of the Code, such payment shall be delayed until six months after the Participant’s Separation from Service (or earlier death) in accordance with the requirements of Section 409A.

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Section 5: Stock Available under Plan; Limits on Awards

(a)	Shares of Available Stock under the Plan. Subject to the adjustment provisions of Section 9 and the provisions of this Section 5, the aggregate number of shares of Available Stock shall be 10,600,000 plus any shares of Stock subject to awards granted under the Prior Plans that may be available again for delivery pursuant to this Section 5.

(b)	Share Usage.

(i)	Each share of Stock issued or delivered pursuant to any Award (other than an Option or SAR) granted under the Plan shall, for purposes of Section 5(a), reduce the number of shares of Available Stock by two and ninety-three one-hundredths (2.93) shares of Stock for each such share of Stock. Each share of Stock issued or delivered pursuant to any Option or SAR granted under the Plan shall, for purposes of Section 5(a), reduce the number of shares of Available Stock by one (1) share of Stock for each such share of Stock.

(ii)	For purposes of this Section 5, if an Award (other than a Dividend Equivalent) is denominated in shares of Stock, the number of shares of Stock covered by such Award, or to which such Award relates (or in the case of Restricted Stock Units or Performance Shares, the maximum number of shares of Stock deliverable pursuant thereto), shall be counted on the date of grant of such Award against the aggregate number of shares of Available Stock.

(iii)	For purposes of this Section 5, Dividend Equivalents denominated in shares of Stock, dividends on Restricted Stock receivable in shares of Stock and Awards not denominated, but potentially payable, in shares of Stock shall be counted against the aggregate number of shares of Available Stock in such amount (subject to Section 5(b)(i)) and at such time as the Dividend Equivalents, dividends and such Awards are settled in shares of Stock.

(iv)	For purposes of this Section 5, notwithstanding any other provision of the Plan to the contrary, Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards or awards granted under the Prior Plans may only be counted once against the aggregate number of shares of Available Stock, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting.

(v)	For purposes of this Section 5, notwithstanding any other provision of the Plan to the contrary (other than as provided in the following sentence and in the last sentence of Section 7), (i) any shares of Stock covered by or related to Awards or awards granted under the Prior Plans that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance or delivery of such shares of Stock, are settled in cash in lieu of shares of Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares of Stock, for Awards not involving shares of Stock, shall be available again for delivery pursuant to the Plan and (ii) with respect to any Award described in Section (b)(ii) (other than an Option or SAR), upon exercise, settlement or payment thereof with shares of Stock in an amount less than the number of shares of Stock counted on the date of grant against the aggregate number of shares of Available Stock, a number of shares of Stock equal to such deficit shall be available again on the date of such exercise, settlement or payment for delivery pursuant to the Plan. Notwithstanding the foregoing, (x) shares of Stock that are delivered to or withheld by the Corporation to pay all or any portion of the exercise price or withholding taxes under Awards or awards granted under the Prior Plans shall not be made available again for delivery pursuant to the Plan, (y) shares of Stock that are repurchased by the Corporation with Option proceeds shall not be added back to the Available Stock and (z) there shall be no adjustment to the number of shares of Available Stock upon the exercise or settlement of SARs in whole or in part in shares of Stock, regardless of the number of shares of Stock issued or delivered in connection with such exercise or settlement, and the number of shares of Available Stock will be reduced by the number of shares of Stock covered by the SAR on the date the SAR was granted.

(vi)	For purposes of this Section 5, any shares of Stock that are delivered by the Corporation, and any Awards that are granted by, or become obligations of, the Corporation, through the assumption by the Corporation or a Subsidiary of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the aggregate number of shares of Available Stock.

(c)	Non-Employee Director Compensation Limit. The maximum amount of any cash or other compensation that may be paid to any single Non-Employee Director, together with the value as of the date of grant of any Stock-based Award granted to such Non-Employee Director under the Plan or any other Stock-based award granted to such Non-Employee Director under any other plan or program of the Corporation or a Subsidiary (calculated based on the grant date fair value of such equity awards for financial reporting purposes), in any fiscal year of the Corporation in respect of his or her service as a member of the Board of Directors during such fiscal year shall not exceed $750,000.

(d)	Minimum Vesting Requirements. Notwithstanding anything to the contrary in the Plan, no Award may vest, in the ordinary course, prior to the first anniversary of the date of grant of the Award. However, up to 5% of the number of the shares reserved under the Plan may be subject to Awards that do not meet such vesting requirements.

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(e)	Limitation on Awards of Stock. In the case of Awards of Stock granted pursuant to Section 4(h), such Awards may not be granted except in the amounts permitted in the proviso at the end of Section 5(d).

(f)	Source of Shares. The Stock that may be delivered on grant, exercise or settlement of an Award under the Plan may consist, in whole or in part, of shares held in treasury or authorized but unissued shares. At all times the Corporation will reserve and keep available a sufficient number of shares of Stock to satisfy the requirements of all outstanding Awards made under the Plan.

(g)	Dividend Equivalents. With respect to any Award, the Committee may provide for no deemed accumulation of Dividend Equivalents or for the deemed accumulation of Dividend Equivalents in cash, with or without interest, or the deemed reinvestment of Dividend Equivalents in Stock. Dividend Equivalents payable in respect of Awards shall be subject to the same limits and restrictions as the Awards to which they relate and shall not be payable until such Awards vest. Notwithstanding the foregoing, no Stock Options or SARs shall provide for payment or accrual of Dividend Equivalents. Any entitlement to Dividend Equivalents will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A.

Section 6: Award Agreements

Each Award under the Plan (other than Awards of Stock to Non-Employee Directors pursuant to Section 4(h) shall be evidenced by an Award Agreement. Each Award Agreement shall set forth the terms and conditions applicable to the Award, including but not limited to (i) provisions for the time at which the Award becomes exercisable or otherwise vests; (ii) provisions for the treatment of the Award in the event of the termination of a Participant’s status as an Employee; (iii) any special provisions applicable in the event of an occurrence of a Change of Control, as determined by the Committee consistent with the provisions of the Plan; and (iv) in the Committee’s sole discretion, any additional provisions as may be necessary to (A) satisfy the requirements for exemption under Section 409A or (B) satisfy the requirements of Section 409A.

Section 7: Amendment and Termination

The Board of Directors may at any time amend, suspend or terminate the Plan, in whole or in part; provided, however, that, without the approval of the shareowners of the Corporation, no such action shall be effective to the extent that such approval is necessary to comply with any regulatory requirement applicable to the Plan, including applicable requirements of the New York Stock Exchange; and provided, further, that, subject to Section 9, no such action shall impair the rights of any holder of an Award without the holder’s consent.

The Committee may, subject to the Plan, at any time alter or amend any or all Award Agreements to the extent permitted by applicable law; provided, however, that, subject to Section 9, no such alteration or amendment shall impair the rights of any holder of an Award without the holder’s consent.

Notwithstanding the foregoing, neither the Board of Directors nor the Committee shall (except pursuant to Section 9) amend the Plan or any Award Agreement to reprice any Option or SAR whose exercise price is above the then Fair Market Value of the Stock subject to the Award, whether by decreasing the exercise price, canceling the Award and granting a substitute Award, repurchasing the Award for cash, or otherwise.

Section 8: Administration

(a)	The Plan and all Awards shall be administered by the Committee.

(b)	Any member of the Committee who, at the time of any proposed grant of one or more Awards, is not a “Non-Employee Director” as defined in Rule 16b-3(b)(3)(i) under the Exchange Act shall abstain from and take no part in the Committee’s action on the proposed grant.

(c)	The Committee shall have full and complete authority, in its sole and absolute discretion, (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any related document, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan. The actions and determinations of the Committee on all matters relating to the Plan and any Awards will be final and conclusive. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Employees, Prospective Employees or Non-Employee Directors who receive, or who are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

(d)	The Committee and others to whom the Committee has delegated such duties shall keep a record of all their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan.

(e)	The Corporation shall pay all reasonable expenses of administering the Plan, including but not limited to the payment of professional fees.

96   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

APPENDIX A

(f)	It is the intent of the Corporation that the Plan and Awards hereunder satisfy, and be interpreted in a manner that satisfy: (i) in the case of Participants who are or may be Officers, the applicable requirements of Rule 16b-3 under the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3, or other exemptive rules under Section 16 of the Exchange Act, and will not be subjected to avoidable liability under Section 16(b) of the Exchange Act; and (ii) either the requirements for exemption under Section 409A or the requirements of Section 409A. If any provision of the Plan or of any Award Agreement would otherwise frustrate or conflict with the intent expressed in this Section 8(f), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent and to the extent legally permitted, such provision shall be deemed void as to the applicable Participant.

(g)	The Committee may appoint such accountants, counsel, and other experts as it deems necessary or desirable in connection with the administration of the Plan.

(h)	The Committee may delegate, and revoke the delegation of, all or any portion of its authority and powers under the Plan to the Chief Executive Officer of the Corporation, except that the Committee may not delegate any discretionary authority with respect to (i) Awards granted to the Chief Executive Officer of the Corporation, (ii) Awards granted to other Officers, (iii) Awards granted to Non-Employee Directors or (iv) substantive decisions or functions regarding the Plan or Awards to the extent inconsistent with the intent expressed in Section 8(f) or to the extent prohibited by applicable law.

Section 9: Adjustment Provisions

(a)	In the event of any change in or affecting the outstanding shares of Stock by reason of a stock dividend or split, merger or consolidation (whether or not the Corporation is a surviving corporation), recapitalization, reorganization, combination or exchange of shares or other similar corporate changes or an extraordinary dividend in cash, securities or other property, the Board of Directors shall make such amendments to the Plan and outstanding Awards and Award Agreements and make such equitable and other adjustments and take such actions thereunder as are applicable under the circumstances. Such equitable adjustments as they relate to outstanding Awards shall be required to ensure that the intrinsic value of each outstanding Award immediately after any of the aforementioned events is equal to the intrinsic value of each outstanding Award immediately prior to any of such aforementioned events. Such amendments, adjustments and actions shall include, without limitation, as applicable, changes in the number of shares of Available Stock, the maximum number of shares of Stock that may be granted or delivered as or in payment of Awards to any single Participant pursuant to the Plan, including those that are then covered by outstanding Awards, the number of shares of Stock subject to outstanding Awards, the Option exercise price under outstanding Options and the SAR grant price under outstanding SARs, and accelerating the vesting of outstanding Awards.

(b)	The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board of Directors or the shareowners of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business, any dividend of Stock, cash, securities or other property, or any other corporate act or proceeding.

Section 10: Miscellaneous

(a)	Change of Control. Except as is necessary to satisfy the requirements for exemption under Section 409A or the requirements of Section 409A, in the case of all Awards (other than Awards granted to Non-Employee Directors), (i) if (A) a Change of Control occurs, (B) all such Awards that are outstanding are assumed or substituted with comparable awards by the successor corporation in such Change of Control or its parent corporation and (C) within two years of such Change of Control the Participant’s employment is terminated (1) by reason of death or disability, (2) by the Participant for a Change of Control Good Reason or (3) by the Corporation other than for Cause or (ii) if (A) a Change of Control occurs and (B) all such Awards that are outstanding are not assumed or substituted with comparable awards by the successor corporation in such Change of Control or its parent corporation, all outstanding Options and SARs (and, in the case of clause (i), any substituted awards of options or stock appreciation rights) will become vested and exercisable; all restrictions on Restricted Stock (and, in the case of clause (i), any substituted awards of restricted stock) will lapse; all performance goals applicable to Awards (and, in the case of clause (i), any substituted awards) will be deemed achieved at levels determined by the Committee and all other terms and conditions met; all Performance Units, Restricted Stock Units and Performance Shares (and, in the case of clause (i), any substituted awards of performance units, restricted stock units or performance shares) will be paid out as promptly as practicable; and all other Awards (and, in the case of clause (i), any other substituted awards) will be delivered or paid.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   97

APPENDIX A

Notwithstanding the foregoing, in the case of any Award that is subject to and not exempt from Section 409A, any payment of amounts or delivery of shares under such Awards will be paid promptly and in any event within ninety (90) days of such Change of Control in the case of clause (ii) above and within ninety (90) days of the Participant’s Separation from Service in the case of clause (i) above.

(b)	Nonassignability. Except as otherwise provided by the Committee, no Award shall be assignable or transferable except by will or by the laws of descent and distribution; provided, however, that under no circumstances shall an Award be transferable for value or consideration to the Participant.

(c)	Clawback. All Awards are subject to clawback, recoupment and/or recovery in accordance with the terms of (a) any agreement between the Participant, on the one hand, and the Corporation or a Subsidiary, on the other hand (including an Award Agreement), and (b) the Corporation’s Executive Compensation Recoupment Policy and any other clawback, recoupment and/or recovery policies and agreements, in each case, in effect from time to time. The Committee may, as it determines necessary or appropriate, include such clawback, recoupment and/or recovery provisions in an Award Agreement.

(d)	Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Corporation or a Subsidiary from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(e)	Payments to Other Persons. If payments are legally required to be made to any person other than the person to whom any payment is provided to be made under the Plan, then payments shall be made accordingly; provided, however, to the extent that such payments would cause an Award to fail to satisfy the requirements for exemption under Section 409A or the requirements of Section 409A, the Committee may determine in its sole discretion not to make such payments in such manner. Any such payment shall be a complete discharge of the liability hereunder.

(f)	Unfunded Plan. The Plan shall be unfunded. No provision of the Plan or any Award Agreement shall require the Corporation or a Subsidiary, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Corporation or a Subsidiary maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Corporation or a Subsidiary, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under generally applicable law.

(g)	Limits of Liability. Any liability of the Corporation or a Subsidiary to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement related thereto. Neither the Corporation or its Subsidiaries, nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

(h)	Rights of Participants. Status as an eligible Employee, Prospective Employee or Non-Employee Director shall not be construed as a commitment that any Award shall be made under the Plan to such eligible Employee, Prospective Employee or Non-Employee Director or to eligible Employees, Prospective Employees or Non-Employee Directors generally. Nothing contained in the Plan or in any Award Agreement shall confer upon any Employee or Prospective Employee any right to continue in the employ or other service of the Corporation or a Subsidiary or constitute any contract of employment or limit in any way the right of the Corporation or a Subsidiary to change such person’s compensation or other benefits or to terminate the employment or other service of such person with or without cause. A transfer of an Employee from the Corporation to a Subsidiary, or vice versa, or from one Subsidiary to another, and a leave of absence, duly authorized by the Corporation, shall not be deemed a termination of employment or other service; provided, however, that, to the extent that Section 409A is applicable to an Award, Section 409A’s definition of “separation from service”, to the extent contradictory, may apply to determine when a Participant becomes entitled to a distribution upon termination of employment. Nothing contained in the Plan or in any Award Agreement shall confer upon any Non-Employee Director any right to continue as a member of the Board of Directors or in other service of the Corporation or a Subsidiary or to be associated in any other way with the Corporation or a Subsidiary.

(i)	Rights as a Shareowner. Except as set forth in the Plan or in the applicable Award Agreement for shares of Restricted Stock, a Participant shall have no dividend or other rights as a shareowner with respect to any Stock covered by an Award until the date the Participant becomes the holder of record thereof. Except as provided in Section 9, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment.

98   ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT

APPENDIX A

(j)	Withholding. Applicable taxes, to the extent required by law, shall be withheld in respect of all Awards. A Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock may be delivered to the Corporation or deducted from the payment to satisfy the obligation in full or in part. The amount of the withholding and the number of shares of Stock to be delivered to the Corporation or deducted in satisfaction of the withholding requirement shall be determined by the Corporation with reference to the Fair Market Value of the Stock when the withholding is required to be made, and may be determined with respect to the maximum statutory withholding rate applicable to a Participant; provided, however, that the amount of withholding to be paid in respect of Options exercised through the cashless method in which shares of Stock for which the Options are exercised are immediately sold may be determined by reference to the price at which said shares are sold. The Corporation shall have no obligation to deliver any Stock pursuant to the grant or settlement of any Award until it has been reimbursed for all required withholding taxes.

(k)	Section Headings. The section headings contained herein are for the purpose of convenience only, and in the event of any conflict, the text of the Plan, rather than the section headings, shall control.

(l)	Construction. In interpreting the Plan, the masculine gender shall include the feminine, the neuter gender shall include the masculine or feminine, and the singular shall include the plural unless the context clearly indicates otherwise. Any reference to a statutory provision or a rule under a statute shall be deemed a reference to that provision or any successor provision unless the context clearly indicates otherwise.

(m)	Invalidity. If any term or provision contained herein or in any Award Agreement shall to any extent be invalid or unenforceable, such term or provision will be reformed so that it is valid, and such invalidity or unenforceability shall not affect any other provision or part thereof.

(n)	Applicable Law. The Plan, the Award Agreements and all actions taken hereunder or thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to the conflict of law principles thereof.

(o)	Compliance with Laws. Notwithstanding anything contained in the Plan or in any Award Agreement to the contrary, the Corporation shall not be required to sell, issue or deliver shares of Stock hereunder or thereunder if the sale, issuance or delivery thereof would constitute a violation by the Participant or the Corporation of any provisions of any law or regulation of any governmental authority or any national securities exchange; and as a condition of any sale or issuance the Corporation may require such agreements or undertakings, if any, as the Corporation may deem necessary or advisable to assure compliance with any such law or regulation.

(p)	Supplementary Plans. The Committee or Chief Executive Officer of the Corporation may authorize supplementary plans applicable to Employees, Prospective Employees or Non-Employee Directors subject to the tax laws of one or more countries other than the United States and providing for the grant of Non-Qualified Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares to such Employees, Prospective Employees or Non-Employee Directors on terms and conditions, consistent with the Plan, determined by the Committee, which may differ from the terms and conditions of other Awards pursuant to the Plan for the purpose of complying with the conditions for qualification of Awards for favorable treatment under foreign tax laws.

(q)	Effective Date and Term. The Plan was adopted by the Board of Directors on October 30, 2025, and will become effective upon approval by the Corporation’s shareowners. The Plan shall remain in effect until all Awards under the Plan have been exercised or terminated under the terms of the Plan and applicable Award Agreements; provided, however, that Awards under the Plan may be granted only within ten (10) years after the effective date of the Plan.

ROCKWELL AUTOMATION  |  FY2026 PROXY STATEMENT   99

1201 South Second Street
Milwaukee, Wisconsin 53204, USA
www.rockwellautomation.com

ROCKWELL AUTOMATION, INC.
1201 SOUTH SECOND STREET
MILWAUKEE, WI 53204

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 5, 2026. Have your direction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903 (toll-free for US and Canada Shareowners only)
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on February 5, 2026. Have your direction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your direction card and return it in the postage-paid envelope we have provided or return it to Rockwell Automation, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by February 4, 2026.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
 If you would like to reduce the environmental impact of mailing proxy materials, you can consent to receiving all future proxy statements, direction cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

NOTE: If you transmit your voting instructions by internet or telephone, you DO NOT NEED TO MAIL BACK your direction card. Your internet or telephone instructions will authorize the proxies in the same manner as if you returned a signed direction card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81910-Z91139	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

ROCKWELL AUTOMATION, INC.			For All	Withhold All	For All Except
The Board of Directors recommends a vote FOR each of the Nominees listed below.
A.	To elect as directors of Rockwell Automation, Inc. the nominees listed below:		☐	☐	☐
Nominees:
	01)	William P. Gipson
	02)	Pam Murphy
	03)	Robert W. Soderbery

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends a vote FOR proposals B, C, and D.		For	Against	Abstain
B.	To approve, on an advisory basis, the compensation of the Corporation’s named executive officers.	☐	☐	☐
C.	To approve the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for fiscal 2026.	☐	☐	☐
D.	To approve the Rockwell Automation, Inc. 2026 Long-Term Incentives Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon matters incident to the conduct of and such other business as may properly come before the meeting.

Address changes and comments can be directed to Rockwell Automation’s Shareowner Relations Department at shareownerrelations@ra.rockwell.com

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ROCKWELL AUTOMATION, INC.

ANNUAL MEETING OF SHAREOWNERS
TUESDAY, FEBRUARY 10, 2026
5:30 PM CST

ROCKWELL AUTOMATION, INC.
1201 SOUTH SECOND STREET
MILWAUKEE, WI 53204

YOUR VOTE IS IMPORTANT!
YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL. SEE THE
INSTRUCTIONS ON THE OTHER SIDE OF THIS DIRECTION CARD.

IF YOU DID NOT RECEIVE PAPER COPIES OF THE ROCKWELL AUTOMATION
NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K BECAUSE YOU
CONSENTED TO VIEW THEM ON THE
INTERNET, GO TO THE FOLLOWING INTERNET ADDRESS:

NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K: www.ProxyVote.com

FOLD AND DETACH HERE

V81911-Z91139

DIRECTION CARD
ROCKWELL AUTOMATION, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE AND
BANCO POPULAR DE PUERTO RICO, TRUSTEE

You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Rockwell Automation common stock held for this account in the savings plans of Rockwell Automation, Inc. (Rockwell Automation Retirement Savings Plan, Rockwell Automation 1165(e) Plan and Sensia 401(k) Savings Plan) at the Annual Meeting of Shareowners of Rockwell Automation, Inc. to be held at Rockwell Automation, Inc., 1201 South Second Street, Milwaukee, Wisconsin, on February 10, 2026, and at any postponement or adjournment thereof, as follows:

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, CHECK THE BOXES “FOR” PROPOSALS A, B, C, AND D, THEN SIGN, DATE AND RETURN THIS CARD BY FEBRUARY 5, 2026.

If you do not provide voting directions by February 5, 2026 the shares attributable to this account in savings plans of Rockwell Automation will not be voted.

(continued and to be dated and signed on the other side)

ROCKWELL AUTOMATION, INC.
1201 SOUTH SECOND STREET
MILWAUKEE, WI 53204

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903 (toll-free for US and Canada Shareowners only)

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on February 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Rockwell Automation, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by February 4, 2026.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the environmental impact of mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

NOTE: If you transmit your voting instructions by internet or telephone, you DO NOT NEED TO MAIL BACK your proxy card. Your internet or telephone instructions will authorize the proxies in the same manner as if you returned a signed proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81912-P38338	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ROCKWELL AUTOMATION, INC.			For All	Withhold All	For All Except
The Board of Directors recommends a vote FOR each of the Nominees listed below.
A.	To elect as directors of Rockwell Automation, Inc. the nominees listed below:		☐	☐	☐
Nominees:
	01)	William P. Gipson
	02)	Pam Murphy
	03)	Robert W. Soderbery
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below

The Board of Directors recommends a vote FOR proposals B, C, and D.		For	Against	Abstain
B.	To approve, on an advisory basis, the compensation of the Corporation’s named executive officers.	☐	☐	☐
C.	To approve the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for fiscal 2026.	☐	☐	☐
D.	To approve the Rockwell Automation, Inc. 2026 Long-Term Incentives Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon matters incident to the conduct of and such other business as may properly come before the meeting.

Address changes and comments can be directed to Rockwell Automation’s Shareowner Relations Department at shareownerrelations@ra.rockwell.com

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ROCKWELL AUTOMATION, INC.

ANNUAL MEETING OF SHAREOWNERS
TUESDAY, FEBRUARY 10, 2026
5:30 PM CST

ROCKWELL AUTOMATION, INC.
1201 SOUTH SECOND STREET
MILWAUKEE, WI 53204

YOUR VOTE IS IMPORTANT!
YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL. SEE THE
INSTRUCTIONS ON THE OTHER SIDE OF THIS PROXY CARD.

IF YOU DID NOT RECEIVE PAPER COPIES OF THE ROCKWELL AUTOMATION
NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K BECAUSE YOU
CONSENTED TO VIEW THEM ON THE
INTERNET, GO TO THE FOLLOWING INTERNET ADDRESS:

NOTICE AND PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K: www.ProxyVote.com

FOLD AND DETACH HERE

V81913-P38338

PROXY CARD
ROCKWELL AUTOMATION, INC.
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James P. Keane and Rebecca W. House, jointly and severally, proxies, with full power of substitution, to vote shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareowners to be held at Rockwell Automation, Inc., 1201 South Second Street, Milwaukee, Wisconsin, on February 10, 2026 or any postponement or adjournment thereof. SUCH PROXIES ARE DIRECTED TO VOTE AS SPECIFIED OR, IF NO SPECIFICATION IS MADE, “FOR” THE ELECTION OF THE NOMINEES PROPOSED FOR ELECTION AS DIRECTORS AND “FOR” PROPOSALS B, C, AND D, AND TO VOTE IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, JUST SIGN AND DATE; NO BOXES NEED TO BE CHECKED.

(continued and to be dated and signed on the other side)